P R O S P E C T U S

May 1, 2008

WRL FREEDOM ELITE BUILDER®

issued through

WRL Series Life Account

by

Western Reserve Life Assurance Co. of Ohio

Administrative Office:

570 Carillon Parkway, St. Petersburg, Florida 33716

1-800-851-9777; (727) 299-1800

Direct all payments by check, and all correspondence and notices to the Mailing Address:

4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499

An Individual Flexible Premium Variable Life Insurance Policy

This prospectus describes the WRL Freedom Elite Builder ® , a flexible premium variable life insurance policy (the “Policy”). You can allocate your Policy’s cash value to the fixed account (which credits a specified guaranteed interest rate) and/or to the WRL Series Life Account, which invests through its subaccounts in portfolios of the Transamerica Series Trust (formerly AEGON/Transamerica Series Trust) – Initial Class (the “Series Trust”), the Fidelity Variable Insurance Products Funds – Service Class 2 (the “Fidelity VIP Fund”), the ProFunds and Access One Trust (Access Trust”) (collectively, the “funds”). Please refer to the next page of this prospectus for the list of portfolios available to you under this Policy.

If you already own a life insurance policy, it may not be to your advantage to buy additional insurance or to replace your Policy with the policy described in this prospectus. And it may not be to your advantage to borrow money to purchase this Policy or to take withdrawals from another policy you own to make premium payments under the Policy.

Prospectuses for the portfolios of the funds must accompany this prospectus. Certain portfolios may not be available in all states. Please read these documents before investing and save them for future reference.

An investment in the Policy is not a bank deposit. The Policy is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

PORTFOLIOS AVAILABLE TO YOU UNDER YOUR POLICY

TRANSAMERICA SERIES TRUST*

•	Transamerica Asset Allocation – Conservative VP

•	Transamerica Asset Allocation – Growth VP

•	Transamerica Asset Allocation – Moderate Growth VP

•	Transamerica Asset Allocation – Moderate VP

•	Transamerica Balanced VP

•	Transamerica BlackRock Large Cap Value VP

•	Transamerica Capital Guardian U.S. Equity VP

•	Transamerica Capital Guardian Value VP

•	Transamerica Clarion Global Real Estate Securities VP

•	Transamerica Convertible Securities VP

•	Transamerica Equity VP

•	Transamerica Federated Market Opportunity VP

•	Transamerica Growth Opportunities VP

•	Transamerica Index 50 VP

•	Transamerica Index 75 VP

•	Transamerica International Moderate Growth VP

•	Transamerica JPMorgan Core Bond VP

•	Transamerica JPMorgan Enhanced Index VP

•	Transamerica JPMorgan Mid Cap Value VP**

•	Transamerica Legg Mason Partners All Cap VP

•	Transamerica MFS High Yield VP

•	Transamerica MFS International Equity VP

•	Transamerica Marsico Growth VP

•	Transamerica Money Market VP

•	Transamerica Munder Net50 VP

•	Transamerica PIMCO Total Return VP

•	Transamerica Science & Technology VP

•	Transamerica Small/Mid Cap Value VP

•	Transamerica T. Rowe Price Equity Income VP

•	Transamerica T. Rowe Price Small Cap VP

•	Transamerica Templeton Global VP

•	Transamerica Third Avenue Value VP

•	Transamerica U.S. Government Securities VP

•	Transamerica Value Balanced VP

•	Transamerica Van Kampen Mid-Cap Growth VP

PROFUNDS***

•	ProFund VP Asia 30

•	ProFund VP Basic Materials

•	ProFund VP Bull

•	ProFund VP Consumer Services

•	ProFund VP Europe 30

•	ProFund VP Emerging Markets

•	ProFund VP Falling U.S. Dollar

•	ProFund VP Financials

•	ProFund VP International

•	ProFund VP Japan

•	ProFund VP Mid-Cap

•	ProFund VP Money Market

•	ProFund VP Oil & Gas

•	ProFund VP NASDAQ 100 (formerly, ProFund VP OTC)

•	ProFund VP Pharmaceuticals

•	ProFund VP Precious Metals

•	ProFund VP Short Emerging Markets

•	ProFund VP Short International

•	ProFund VP Short NASDAQ-100

•	ProFund VP Short Small-Cap

•	ProFund VP Small-Cap

•	ProFund VP Small-Cap Value

•	ProFund VP Telecommunications

•	ProFund VP UltraSmall-Cap

•	ProFund VP U.S. Government Plus

•	ProFund VP Utilities

FIDELITY VIP FUNDS

•	Fidelity VIP Index 500 Portfolio±

•	Fidelity VIP Index 500 Portfolio±

•	Fidelity VIP Index 500 Portfolio±

•	Fidelity VIP Index 500 Portfolio

ACCESS ONE TRUST***

•	Access VP High Yield Fund

*	Effective May 1, 2008, several Transamerica Series Trust portfolios were renamed. For a complete list of both the former and new names of each portfolio, please refer to “The Portfolios” section in this prospectus.
**	This portfolio no longer accepts new investments from current or prospective investors. If you surrender your Policy’s cash value from this portfolio, you may not reinvest in this portfolio.
***	The ProFunds and Access Trust portfolios permit frequent transfers. Investors in the ProFunds and/or Access Trust portfolios may bear the additional costs and investment risks of frequent transfers. See “Disruptive Trading and Market Timing” in this prospectus.
±	Effective May 1, 2003, this portfolio was no longer available for sale to new investors.

i

ii

iii

Policy Benefits/Risks Summary	WRL Freedom Elite Builder®

This summary describes the Policy’s important benefits and risks. More detailed information about the Policy appears later in this prospectus and in the Statement of Additional Information (“SAI”). For your convenience, we have provided a Glossary at the end of this prospectus that defines certain words and phrases used in this prospectus.

Policy Benefits

The Policy in General

☐

The WRL Freedom Elite Builder® is an individual flexible premium variable life insurance policy. The Policy gives you the potential for long-term life insurance coverage with the opportunity for tax-deferred cash value accumulation. The Policy’s cash value will increase or decrease depending on the investment performance of the subaccounts, the premiums you pay, the fees and charges we deduct, the interest we credit to the fixed account, and the effects of any Policy transactions (such as transfers, loans and partial withdrawals).

☐	The Policy is designed to be long-term in nature in order to provide significant life insurance benefits for you. However, purchasing this Policy involves certain risks. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should consider the Policy in conjunction with other insurance you own. The Policy is not suitable as a short-term savings vehicle. There may be adverse consequences should you decide to surrender your Policy early, such as payment of a surrender charge that applies during the first 15 Policy years (or during the 15-year period following an increase in the specified amount).

☐	Fixed Account. You may place money in the fixed account where it earns at least 3% annual interest. We may declare higher rates of interest, but are not obligated to do so. The fixed account is part of our general account. The fixed account is not available to you if your Policy was issued in the State of New Jersey.

☐	Separate Account. You may direct the money in your Policy to any of the subaccounts of the separate account. Each subaccount invests exclusively in one of the portfolios listed on the cover of this prospectus. Money you place in a subaccount is subject to investment risk and its value will vary each day according to the investment performance of the portfolios in which the subaccounts invest.

☐	Supplemental Benefits (Riders). Supplemental riders are available under the Policy. We deduct charges for these riders from cash value as part of the monthly deductions. These riders may not be available in all states.

☐	No Lapse Guarantee. Until the no lapse date shown on your Policy schedule page, your Policy will remain in force and no grace period will begin, even if your net surrender value is too low to pay the monthly deductions, as long as, on any Monthiversary, you have paid total premiums (minus any cash withdrawals, minus any outstanding loan amount, minus any accrued interest, and minus any decrease charge) that equal or exceed the sum of the minimum monthly guarantee premiums in effect for each month from the Policy date up to and including the current month.

Flexible Premiums

☐	You select a premium payment plan but the plan is flexible – you are not required to pay premiums according to the plan. You can change the frequency and amount, within limits, and can skip premium payments. Unplanned premiums may be made, within limits. Premium payments must be at least $50.

☐	You increase your risk of lapse (i.e., having your policy terminate without value) if you do not regularly pay premiums at least as large as the current minimum monthly guarantee premium. Under certain circumstances, extra premiums may be required to prevent lapse.

☐	Once we deliver your Policy, the free-look period begins. You may return the Policy during this period and receive a refund. Depending on the laws of the state governing your Policy (usually the state where you live), we will either allocate your net premium to the accounts you indicated on your application, or we will place your net premium in the reallocation account until the reallocation date as shown on your Policy schedule page.

Variable Death Benefit

☐	If the insured dies while the Policy is in force, we will pay a death benefit to the beneficiary(ies), subject to applicable law and the forms of the Policy. The amount of the death benefit, generally depends on the specified amount of insurance you select, the death benefit option you chose, your Policy’s cash value, and any additional insurance provided by riders you purchase.

☐	Choice Among Death Benefit Options. You must choose one of three death benefit options. We offer the following:

☐	Option A is the greater of:

•	the current specified amount, or

•	a specified percentage, multiplied by the Policy’s cash value on the date of the insured’s death.

☐	Option B is the greater of:

•	the current specified amount, plus the Policy’s cash value on the date of the insured’s death, or

•	a specified percentage, multiplied by the Policy’s cash value on the date of the insured’s death.

☐	Option C is the greater of:

•	the amount payable under Option A, or

•	the current specified amount, multiplied by an age-based “factor,” plus the Policy’s cash value on the date of the insured’s death.

We will reduce the death benefit proceeds by any outstanding loan amount, including accrued interest, and any due and unpaid charges. We will increase the death benefit proceeds by any additional insurance benefits you add by rider.

We offer four (4) bands of specified amount coverage under this Policy. Each band has its own cost of insurance rates. In general, the greater the specified amount of your Policy, the lower the cost of insurance rates.

☐	Under current tax law, the death benefit should generally be U.S. federal income tax free to the beneficiary. Other taxes, such as estate taxes, may apply.

☐

Change in Death Benefit Option and Specified Amount. You may increase the specified amount once each Policy year on any Monthiversary. After the third Policy year and once each Policy year thereafter, you may change the death benefit option and increase or decrease the specified amount. You may not increase and decrease the specified amount in the same Policy year. Until the later of the end of the surrender charge period or the Policy anniversary on or following the insured’s 65th birthday, we may limit the amount of the decrease to no more than 20% of the current specified amount. The new specified amount cannot be less than the minimum specified amount as shown in your Policy.

No Lapse Period Guarantee

☐	We guarantee that your Policy will not lapse until the no lapse date shown on your Policy schedule page as long as, on any Monthiversary, you have paid total premiums (minus any cash withdrawals, minus any outstanding loan amount, minus any accrued loan interest, and minus any decrease charge) that equal or exceed the sum of the minimum monthly guarantee premiums in effect for each month since the Policy date, up to, and including, the current month. If you take a cash withdrawal or a loan, if you increase or decrease your specified amount, or if you add, increase or decrease a rider, you may need to pay additional premiums in order to keep the no lapse period guarantee in effect.

Cash Value

☐	The cash value is the sum of the Policy’s value in the subaccounts and the fixed account (including any amount held in the loan reserve account) and is the starting point for calculating important values under the Policy, such as net surrender value and the death benefit. There is no guaranteed minimum cash value. The Policy may lapse if you do not have sufficient cash value in the Policy to pay the monthly deductions, the surrender charge, and/or any outstanding loan amount(s) and accrued loan interest.

☐	The Policy will not lapse during the no lapse period as long as you have paid sufficient premiums.

Transfers

☐	You can transfer cash value among the subaccounts and the fixed account. You currently may make transfers in writing to our mailing address, by telephone or by fax to our administrative office, or electronically through our website.

☐	Except as listed below, we charge a $25 transfer processing fee for each transfer after the first 12 transfers in a Policy year.

☐	Dollar cost averaging and asset rebalancing programs are available.

☐	Each Policy year, the Policy allows a cumulative transfer out of the fixed account of the greater of up to 25% of the amount in the fixed account, or the amount transferred out the previous Policy year. Currently, we do not, but reserve the right to, limit the number of transfers out of the fixed account to one per Policy year. If we modify or stop this current practice, we will notify you at the time of your transfer.

☐	Transfers resulting from loans or the exercise of conversion rights, or due to reallocation of cash value immediately after the reallocation date, are currently not treated as transfers for the purpose of assessing the transfer charge.

☐	Transfers via the Internet are not treated as transfers for the purpose of assessing the transfer charge.

☐	Transfers among the ProFunds and/or the Access Trust subaccounts are not treated as transfers for the purpose of assessing the transfer charge.

☐	We may impose restrictions on the transfer privilege. See the discussion of our policy with regard to market timing, including transfers, and the costs and risks to you that can result from programmed, large, frequent, or short-term transfers, in our Statement of Policy on Disruptive Trading and Market Timing.

Loans

☐	After the first Policy year (as long as your Policy is in force), you may take a loan against the Policy up to 90% of the cash value, less any surrender charge and any outstanding policy loan, including accrued interest. We may permit a loan before the first anniversary for Policies issued pursuant to 1035 Exchanges.

☐	The minimum loan amount is generally $500.

☐	To secure the loan, we transfer an amount equal to your loan from your cash value to a loan reserve account. The loan reserve account is part of the fixed account. We will credit 3.0% interest annually on amounts in the loan reserve account.

☐

Before the 11th Policy year, we currently charge 3.75% interest annually, payable in arrears, on any outstanding loan amount. This charge is guaranteed not to exceed 4.0%. Interest not paid when due is added to the amount of the loan to be repaid.

☐

After the 10th Policy year, we will charge a preferred loan charge rate on an amount equal to the cash value minus total premiums paid (reduced by any cash withdrawals), minus any outstanding loan amount; and minus any accrued loan interest. We currently charge 3.0% interest on preferred loans. This charge is not guaranteed.

☐	Federal income taxes and a penalty tax may apply to loans you take against the Policy. The federal tax consequence of loans with preferred rates is uncertain and may have adverse tax consequences.

Cash Withdrawals and Surrenders

☐	You may take one withdrawal of cash value per Policy year after the first Policy year. The amount of the withdrawal may be limited to:

•	at least $500; and

•	no more than 10% of the net surrender value.

•	After the 10th Policy year, the amount of a withdrawal may be limited to no less than $500 and to no more than the net surrender value less $500.

☐	We will deduct a processing fee equal to $25 or 2% of the amount you withdraw (whichever is less) from the withdrawal, and we will pay you the balance.

☐	A cash withdrawal will reduce the death benefit by at least the amount of the withdrawal. We will not impose a decrease charge when the specified amount is decreased as a result of taking a cash withdrawal.

☐	You may fully surrender the Policy at any time before the insured’s death or the maturity date. Life insurance coverage will end upon the full surrender of the Policy. You will receive the net surrender value (cash value minus surrender charge and minus any outstanding loan amount and accrued loan interest). The surrender charge will apply during the first 15 Policy years and during the first 15 years after each increase in specified amount. The surrender charge may be significant. You may receive little or no net surrender value if you surrender your Policy in the early Policy years.

☐	A cash withdrawal will reduce the cash value, so it will increase the risk that the Policy will lapse. A cash withdrawal may also increase the risk that the no lapse guarantee will not remain in effect.

☐	Federal income taxes and a penalty tax may apply to cash withdrawals and surrenders.

Tax Benefits

We intend the Policy to satisfy the definition of life insurance under the Internal Revenue Code so that the death benefit generally should be excludible from the taxable income of the beneficiary. If your Policy is not a Modified Endowment Contract (“MEC”), you should not be deemed in receipt of any taxable gains in cash value until withdrawals and surrenders exceed your tax basis in the Policy or other distributions are made as described in the “Federal Income Tax Considerations” section in this prospectus. If your policy is a MEC, you will be taxed on any gains included in cash value when you take a withdrawal or a policy loan, or assign, pledge or surrender the Policy. Transfers between the subaccounts are not taxable transactions.

Policy Risks

Risk of an Increase in Current Fees and Expenses

Certain fees and expenses currently are assessed at less than their guaranteed maximum levels. In the future, we may increase these current charges up to the guaranteed (that is, maximum) levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.

Investment Risks

If you invest your Policy’s cash value in one or more subaccounts, then you will be subject to the risk that investment performance of the subaccounts will be unfavorable and that the cash value in your Policy will decrease. In addition, we deduct Policy fees and charges from your cash value, which can significantly reduce your cash value. During times of poor investment performance, this deduction will have an even greater impact on your cash value. You could lose everything you invest, and your Policy could lapse without value, unless you pay additional premiums. If you allocate premiums to the fixed account, then we credit your fixed account value with a declared rate of interest. You assume the risk that the interest rate on the fixed account may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 3%.

Risk of Lapse

Your Policy contains a no lapse period. Your Policy will not lapse before the no lapse date stated in your Policy as long as you pay sufficient minimum guarantee premiums. If you do not pay sufficient premiums, you will automatically lose the no lapse guarantee and you will increase the risk that your Policy will lapse.

You will lessen the risk of lapse of your Policy if you keep the no lapse guarantee in effect. Before you take a cash withdrawal, loan, increase or decrease the specified amount, or add, increase or decrease a rider, you should consider carefully the effect it will have on the no lapse guarantee.

If you take a cash withdrawal or Policy loan, if you increase or decrease the specified amount, or if you add, increase or decrease a rider, you will increase the risk of losing the no lapse guarantee. We deduct the total amount of your withdrawals, any outstanding loan amount, including accrued loan interest, and any decrease charge from your premiums paid when we determine whether your premium payments are high enough to keep the no lapse guarantee in effect.

After the no lapse period, your Policy may lapse if loans, cash withdrawals, the monthly deductions, and insufficient investment returns reduce the net surrender value to zero. The Policy will enter a grace period if, on any Monthiversary, the net surrender value (that is, the cash value minus the surrender charge, and minus any outstanding loan amount and accrued loan interest) is not enough to pay the monthly deductions due.

A Policy lapse may have adverse tax consequences.

If your Policy lapses, we may allow you to reinstate this Policy within five years after it has lapsed (and prior to the maturity date), subject to underwriting.

Tax Risks (Income Tax and MEC)

We expect that the Policy will generally be deemed a life insurance contract under federal tax law, and that the death benefit paid to the beneficiary will generally not be subject to federal income tax.

Depending on the total amount of premiums you pay, the Policy may be treated as a modified endowment contract (“MEC”) under federal tax laws. If a Policy is treated as a MEC, partial withdrawals, surrenders, assignments, pledges and loans will be treated first as distributions of gain that are taxable as ordinary income, and treated as tax-free recovery of the owner’s basis in the Policy only after all gain has been distributed. In addition, a 10% penalty tax may be imposed on the taxable portion of cash withdrawals, surrenders, assignments, pledges and loans taken before you reach age 59  1/2. If a Policy is not treated as a MEC, partial surrenders and withdrawals will not be subject to tax to the extent of your basis in the Policy. Amounts withdrawn in excess of your basis in the Policy, while subject to tax as ordinary income, will not be subject to a 10% penalty tax. Also, if your Policy is not a MEC, loans, assignments and pledges are not taxable when made although they may be taxable on the lapse or surrender of the Policy. You should consult a qualified tax advisor for assistance in all tax matters involving your Policy.

Loan Risks

A Policy loan, whether or not repaid, will affect cash value over time because we subtract the amount of the loan from the subaccounts and the fixed account and place that amount in the loan reserve account within the fixed account as collateral. We then credit a fixed interest rate of 3.0% to the loan collateral. As a result, the loan collateral does not participate in the investment results of the subaccounts and may not continue to receive the current interest rates credited to the unloaned portion of the fixed account. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the subaccounts, and the interest rates credited to the fixed account, the effect could be favorable or unfavorable.

We also currently charge interest on Policy loans at a rate of up to 3.75%, payable in arrears. This charge will not exceed 4.0%. Interest is added to the amount of the loan to be repaid.

A Policy loan will make it more likely that a Policy would lapse. A Policy loan will increase the risk that the no lapse period will not remain in effect. There is also a risk that if the loan, insurance charges and unfavorable investment experience reduce your net surrender value, and the no lapse period guarantee is no longer in effect, then the Policy will lapse. Assuming Policy loans have not already been subject to tax as distributions, a significant tax liability could arise when the lapse occurs. Anyone considering using the Policy as a source of tax-free income by taking out Policy loans should consult a qualified tax advisor about the tax risks inherent in such a strategy before purchasing the Policy.

If the Policy is not a MEC and lapses or is surrendered while a loan is outstanding, you will realize taxable income equal to the lesser of the gain in the Policy or the sum of the excess of the loan balance (including accrued interest) and any cash received on surrender over your basis in the Policy. If the Policy is a MEC or becomes a MEC within two years of taking a loan, the amount of the loan will be taxed as if it were a withdrawal from the Policy.

If the Policy lapses or terminates due to volatility in the investment performance of the underlying portfolios or another reason, you may incur tax consequences at an unexpected time.

You should consult with your own qualified tax advisor to apply the law to your particular circumstances.

Portfolio Risks

A comprehensive discussion of the risks of each portfolio may be found in each portfolio’s prospectus. Please refer to the prospectuses for the portfolios for more information.

There is no assurance that any portfolio will achieve its stated investment objective.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the Policy. If the amount of a charge depends on the personal characteristics of the insured or the owner, then the fee table lists the minimum and maximum charges we assess under the Policy, and the fees and charges of a representative insured with the characteristics set forth below. These charges may not be representative of the charges you will pay.

The first table describes the fees and expenses that you will pay when buying the Policy, paying premiums, making cash withdrawals from the Policy, surrendering the Policy, or transferring Policy cash value among the subaccounts and the fixed account.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge[1]
Premium Charges	Upon payment of each premium	As % of premium payment	As % of premium payment

Premium Expense Charge		• First 10 Policy years: 6% on Policy with a specified amount of less than $250,000; and 4.0% on Policy with a specified amount of $250,000 - $499,999	• First 10 Policy years: 6% on Policy with a specified amount of less than $250,000; and 4.0% on Policy with a specified amount of $250,000 - $499,999

		• Policy year 11+: 2.5% on Policy with specified amount up to $499,999	• Policy year 11+: 2.5% on Policy with specified amount up to $499,999

Premium Collection Charge (only for Policies on direct pay notice)	Upon payment of each premium	$3 per premium payment	$0 per premium payment

Cash Withdrawal Charge[2]	Upon withdrawal	2.0% of the amount withdrawn, not to exceed $25	2.0% of the amount withdrawn, not to exceed $25

[1]	The Company reserves the right at any time to change the current charge but never to exceed the guaranteed charge.
[2]

When we incur the expense of expedited delivery of your partial withdrawal or complete surrender payment, we currently assess the following additional charges: $20 for overnight delivery ($30 for Saturday delivery); and $25 for wire service. You can obtain further information about these charges by contacting our administrative office.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge[1]
Surrender Charge[3]	Upon full surrender of the Policy during the first 15 Policy years or during the first 15 Policy years from the date of any increase in the specified amount

☐ Maximum Charge[4]		$57.00 per $1,000 of specified amount during the first Policy year.	$57.00 per $1,000 of specified amount during the first Policy year.

☐ Minimum Charge[5]		$7.68 per $1,000 of specified amount during the first Policy year.	$7.68 per $1,000 of specified amount during the first Policy year.

☐ Initial Charge for a male insured, issue age 31, in the ultimate select non-tobacco use class		$13.04 per $1,000 of specified amount during the first Policy year.	$13.04 per $1,000 of specified amount during the first Policy year.

Transfer Charge[6]	Upon transfer	$25 for each transfer in excess of 12 per Policy year	$25 for each transfer in excess of 12 per Policy year

[3]

The surrender charge will vary based on the issue age, gender and underwriting class of the insured on the Policy date and at the time of any increase in the specified amount. The amount of the surrender charge usually declines over time. Each increase in specified amount will have its own 15 year surrender charge period starting on the date of the increase and surrender charges that are based upon the insured’s age, gender and underwriting class at the time of the increase. The surrender charge for each segment of specified amount is calculated as the surrender charge per $1,000 of specified amount in that segment multiplied by the surrender charge factor. The surrender charge factor on a Policy where the insured’s age on the Policy date (or age at time of any specified amount increase) is less than 40 will be 1.00 for the first 5 Policy years and then decrease by 0.10 each Policy year until it reaches zero at the end of the 15th Policy year after the Policy date (or date of any specified amount increase). For a Policy where the age on the Policy date (or at time of any specified amount increase) is greater than 39, the surrender charge factor is less than 1.00 at the end of the first Policy year and decreases every year until it reaches zero at the end of the 15th Policy year after the Policy date (or date of any specified amount increase). The surrender charge shown in the table may not be typical of the charges you will pay. More detailed information about the surrender charges applicable to you is available from your agent.

[4]

This maximum surrender charge is based on an insured with the following characteristics: Male, issue age 85, in the standard tobacco use underwriting class. This maximum charge may also apply to insureds with other characteristics.

[5]

This minimum surrender charge is based on an insured with the following characteristics: Female, issue age 4, in the juvenile underwriting class. This minimum charge may also apply to insureds with other characteristics.

[6]	The first 12 transfers per Policy year are free.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge[1]

Change in Net Premium Allocation Charge	Upon change of allocation instructions for premium payments	$25	None

Decrease Charge	When specified amount is decreased during the first 15 Policy years or during the first 15 years following any increase in specified amount	Equal to the surrender charge (as of the date of the decrease) applicable to that portion of the segment(s) of the specified amount that is/are decreased.	Equal to the surrender charge (as of the date of the decrease) applicable to that portion of the segment(s) of the specified amount that is/are decreased.

Living Benefit Rider (an Accelerated Death Benefit)	When rider is exercised	Discount Factor[7]	Discount Factor[7]

[7]

We do not assess an administrative charge for this rider; however, we do reduce the single sum benefit by a discount factor to compensate us for lost income due to the early payment of the death benefit.

The table below describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including portfolio fees and expenses.

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge[1]
Monthly Policy Charge	Monthly, on the Policy date and on each Monthiversary	$7.50 per month	$5.00 per month

Cost of Insurance[8] (without Extra Ratings)[9]	Monthly, on the Policy date and on each Monthiversary

☐ Maximum Charge[10]		$83.33 per $1,000 of net amount at risk per month[11]	$60.21 per $1,000 of net amount at risk per month[11]

☐ Minimum Charge[12]		$0.06 per $1,000 of net amount at risk per month[11]	$0.05 per $1,000 of net amount at risk per month[11]

[8]

Cost of insurance charges are based on the insured’s issue age, gender, underwriting class, specified amount, Policy year, and the net amount at risk. Cost of insurance rates generally will increase each year with the age of the insured. Cost of insurance rates are generally lower for each higher band of specified amount. For example, band 2 (face amounts $250,000 - $499,000) generally has lower cost of insurance rates than those of band 1 (face amounts less than $250,000). The cost of insurance rates shown in the table may not be representative of the charges you will pay. Your policy’s schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy. You can obtain more detailed information concerning your cost of insurance charges by contacting your agent.

[9]

We may place an insured in a sub-standard underwriting class with extra ratings that reflect higher mortality risks and that result in higher cost of insurance rates. If the insured possesses additional mortality risks, we may add a surcharge to the cost of insurance rates of up to $83.33 monthly per $1,000 of net amount at risk.

[10]

This maximum charge is based on an insured with the following characteristics: Male, age 85 at issue, standard tobacco class, with an initial face amount of less than $250,000 (Band 1) and in the 15th Policy year. This maximum charge may also apply to insureds with other characteristics.

[11]	The net amount at risk equals the death benefit on a Monthiversary, divided by 1.0024663, minus the cash value on such Monthiversary.
[12]

This minimum charge is based on an insured with the following characteristics: Female, age 10 at issue, juvenile class, with an initial face amount of $1,000,000 or higher (Band 4) and in the first Policy year. This minimum charge may also apply to insureds with other characteristics.

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge[1]
Cost of Insurance (continued)

☐ Initial Charge for a male insured, issue age 31, in the ultimate select non-tobacco use class, band 1		$0.12 per $1,000 of net amount at risk per month[11]	$0.12 per $1,000 of net amount at risk per month[11]

Mortality and Expense Risk Charge	Daily	Annual rate of 0.90% for Policy years 1 – 15, and 0.60% for Policy years 16+, of average daily net assets of each subaccount in which you are invested	Annual rate of 0.90% for Policy years 1 – 15, and 0.30% for Policy years 16+, of average daily net assets of each subaccount in which you are invested

Loan Interest Spread[13]	On Policy anniversary or earlier, as applicable[14]	1.0% (effective annual rate)	0.75% (effective annual rate)

Optional Rider Charges:[15]

Accidental Death Benefit Rider[16]	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 70

☐ Maximum Charge[17]		$0.18 per $1,000 of rider face amount per month	$0.18 per $1,000 of rider face amount per month

☐ Minimum Charge[18]		$0.10 per $1,000 of rider face amount per month	$0.10 per $1,000 of rider face amount per month

[13]

The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (currently, an effective annual rate of 3.75%, guaranteed not to exceed 4.0%) and the amount of interest we credit to your loan reserve account (an effective annual rate of 3.0% guaranteed). After the 10th Policy year, we will charge preferred loan interest rates that are lower on a portion of the loan. The maximum loan interest spread on preferred loans is 1.00%, and the current spread is 0.0%.

[14]

While a Policy loan is outstanding, loan interest is payable in arrears on each Policy anniversary, or, if earlier, on the date of loan repayment, Policy lapse, surrender, Policy termination, or the insured’s death.

[15]

Optional Rider Cost of insurance charges are based on each insured’s issue age or attained age, gender and rider face amount. The cost of insurance rates shown in the table may not be representative of the charges you will pay. Your Policy’s schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy. You can obtain more detailed information concerning your cost of insurance charges by contacting your agent.

[16]

Rider cost of insurance charges are based on each insured’s attained age, gender and rider face amount. The cost of insurance rates shown in the table may not be representative of the charges you will pay. The rider will indicate the maximum guaranteed rider charges applicable to your Policy. You can obtain more information about this rider by contacting your agent.

[17]

This maximum charge is based on an insured with the following characteristics: Male, age 50 at issue standard tobacco underwriting class and in the 20th Policy year. This maximum charge may also apply to insureds with other characteristics.

[18]

This minimum charge is based on an insured with the following characteristics: Male, age 45 at issue and in the first Policy year. This minimum charge may also apply to insureds with other characteristics.

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge[1]
Accidental Death Benefit Rider (continued)

☐ Initial Charge for a male insured, issue age 31		$0.10 per $1,000 of rider face amount per month	$0.10 per $1,000 of rider face amount per month

Disability Waiver Rider[19]	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 60

☐ Maximum Charge[20]		$0.39 per $1,000 of base Policy specified amount per month	$0.39 per $1,000 of base Policy specified amount per month

☐ Minimum Charge[21]		$0.03 per $1,000 of base Policy specified amount per month	$0.03 per $1,000 of base Policy specified amount per month

☐ Initial charge for a male insured, issue age 31		$0.05 per $1,000 of base Policy specified amount per month	$0.05 per $1,000 of base Policy specified amount per month

[19]

Disability Waiver charges are based on the base insured’s issue age, gender and net amount at risk. The charges shown are for base Policy only (no riders and benefits). The addition of other riders and benefits would increase these charges. The cost of insurance rates shown in the table may not be representative of the charges you will pay. Your Policy’s schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy. You can obtain more detailed information concerning your cost of insurance charges by contacting your agent.

[20]	This maximum charge is based on an insured with the following characteristics: Female, age 55 at issue. This maximum charge may also apply to insureds with other characteristics.
[21]	This minimum charge is based on an insured with the following characteristics: Male, age 25 at issue. This minimum charge may also apply to insureds with other characteristics.

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge[1]
Disability Waiver and Income Rider[22]	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 60

☐ Maximum Charge[23]		$0.86 per $10 monthly rider units	$0.86 per $10 monthly rider units

☐ Minimum Charge[24]		$0.20 per $10 monthly rider units	$0.20 per $10 monthly rider units

☐ Initial charge for a male insured, issue age 31		$0.24 per $10 monthly rider units	$0.24 per $10 monthly rider units

Children’s Insurance Rider[25]	Monthly, on the Policy date and on each Monthiversary until the youngest child reaches age 25	$0.60 per $1,000 of rider face amount per month	$0.60 per $1,000 of rider face amount per month

Other Insured Rider[26] (without Extra Ratings)[9]	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 100

☐ Maximum Charge[27]		$83.33 per $1,000 of rider face amount per month	$70.83 per $1,000 of rider face amount per month

[22]	The charge for this rider is based on the base insured’s issue age, gender and number of units of monthly disability income selected.
[23]	This maximum charge is based on an insured with the following characteristics: Female, age 55 at issue. This maximum charge may also apply to insureds with other characteristics.
[24]	This minimum charge is based on an insured with the following characteristics: Male, age 27 at issue. This minimum charge may also apply to insureds with other characteristics.
[25]	The charge for this rider is based on the rider face amount and does not vary.
[26]

Rider charges are cost of insurance charges that are based on each other insured’s issue age, gender, underwriting class, Policy year, and the rider face amount. Cost of insurance rates for this rider generally will increase each year with the age of the other insured. The cost of insurance rates shown in the table may not be representative of the charges you will pay. The rider will indicate the maximum guaranteed rider charges applicable to your Policy. You can obtain more information about these riders by contacting your agent.

[27]

This maximum charge is based on an insured with the following characteristics: Male, age 85 at issue standard tobacco underwriting class and in the 15th Policy year. This maximum charge may also apply to insureds with other characteristics.

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge[1]
Other Insured Rider[25] (continued) (without Extra Ratings)[9]	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 100

☐ Minimum Charge[28]		$0.06 per $1,000 of rider face amount per month	$0.06 per $1,000 of rider face amount per month

☐ Initial charge for a female insured, issue age 32, in the ultimate select non-tobacco use class		$0.11 per $1,000 of rider face amount per month	$0.11 per $1,000 of rider face amount per month

Primary Insured Rider[26] (without Extra Ratings)[9]	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 95

☐ Maximum Charge[29]		$24.85 per $1,000 of rider face amount per month	$20.06 per $1,000 of rider face amount per month

☐ Maximum Charge[28]		$0.06 per $1,000 of rider face amount per month	$0.05 per $1,000 of rider face amount per month

☐ Initial charge for a male insured, issue age 31, in the ultimate select non-tobacco use class, band 1		$0.12 per $1,000 of rider face amount per month	$0.10 per $1,000 of rider face amount per month

Primary Insured Plus Rider[26] (without Extra Ratings)[9]	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 90

☐ Maximum Charge		$18.46 per $1,000 of rider face amount per month[30]	$14.91 per $1,000 of rider face amount per month[31]

[28]

This minimum charge is based on an insured with the following characteristics: Female, age 10 at issue, juvenile class and in the first Policy year. This minimum charge may also apply to insureds with other characteristics.

[29]

This maximum charge is based on an insured with the following characteristics: Male, age 85 at issue standard tobacco underwriting class and in the 10th Policy year. This maximum charge may also apply to insureds with other characteristics.

[30]

This maximum charge is based on an insured with the following characteristics: Male, age 85 at issue, standard tobacco use class and in the 5th Policy year. This maximum charge may also apply to insureds with other characteristics.

[31]

This maximum charge is based on an insured with the following characteristics: Male, age 74 at issue, standard tobacco use class, 16th Policy year and a band 1 rider face amount of less than $1,000,000. This maximum charge may also apply to insureds with other characteristics.

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge[1]
Primary Insured Plus Rider[26] (without Extra Ratings) (continued)

☐ Minimum Charge		$0.08 per $1,000 of rider face amount per month[32]	$0.03 per $1,000 of rider face amount per month[33]

☐ Initial charge for a male insured, issue age 31, in the ultimate select non-tobacco use class, band 1		$0.12 per $1,000 of rider face amount per month	$0.06 per $1,000 of rider face amount per month

For information concerning compensation paid for the sale of the Policy, see “Sale of the Policies.”

Range of Expenses for the Portfolios1, 2

The next table shows the lowest and highest total operating expenses charged by the portfolios during the fiscal year ended December 31, 2007. Expenses of the portfolios may be higher or lower in the future. More detail concerning each portfolio’s fees and expenses is contained in the prospectus for each portfolio.

	Lowest	Highest
Total Annual Portfolio Operating Expenses (total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses)	0.40%	2.07%
Net Annual Portfolio Operating Expenses (total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses, after contractual waiver of fees and expenses)[3]	0.40%	1.63%

[1]

The portfolio expenses used to prepare this table were provided to Western Reserve by the funds. Western Reserve has not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2007. Current or future expenses may be greater or less than those shown.

[2]

The table showing the range of expenses for the portfolios takes into account the expenses of several Transamerica Series Trust asset allocation portfolios that are “fund of funds.” A “fund of funds” portfolio typically allocates its assets, within predetermined percentage ranges, among certain other Series Trust portfolios and certain portfolios of the Transamerica Funds (formerly, Transamerica IDEX Mutual Funds) (each such portfolio an “Acquired Fund”). Each “fund of funds” has its own set of operating expenses, as does each of the portfolios in which it invests. In determining the range of portfolio expenses, Western Reserve took into account the information received from the Transamerica Series Trust on the combined actual expenses for each of the “fund of funds” and for the portfolios in which it invests. (The combined expense information includes the pro rata portion of the fees and expenses incurred indirectly by a Transamerica Series Trust asset allocation portfolio as a result of its investment in shares of one or more Acquired Funds.) See the prospectus for the Transamerica Series Trust for a presentation of the applicable Acquired Fund fees and expenses.

[3]

The range of Net Annual Portfolio Operating Expenses takes into account contractual arrangements for 27 portfolios that require a portfolio’s investment adviser to reimburse or waive portfolio expenses until April 30, 2009. Western Reserve, the Separate Account, the Fixed Account and the Portfolios.

Western Reserve

Western Reserve Life Assurance Co. of Ohio, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, is the insurance company issuing the Policy. We are obligated to pay all benefits under the Policy.

[32]

This minimum charge is based on an insured with the following characteristics: Female, age 18 at issue, ultimate select non-tobacco use class and in the first Policy year. The minimum charge may also apply to insureds with other characteristics.

[33]

This minimum charge is based on an insured with the following characteristics: Female, age 29 at issue, ultimate select non-tobacco use class first Policy year and in a band 2 rider face amount of $1,000,000 or above. The minimum charge may also apply to insureds with other characteristics.

The Separate Account

The separate account is a separate account of Western Reserve, established under Ohio law. We own the assets in the separate account, and we may use assets in the separate account to support other variable life insurance policies we issue. The separate account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”).

The separate account is divided into subaccounts, each of which invests in shares of a specific portfolio of a fund. These subaccounts buy and sell portfolio shares at net asset value without any sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio.

Income, gains, and losses credited to, or charged against, a subaccount of the separate account reflect the subaccount’s own investment experience and not the investment experience of our other assets. The separate account’s assets may not be used to pay any of our liabilities other than those arising from the Policies and other variable life insurance policies we issue. If the separate account’s assets exceed the required reserves and other liabilities, we may transfer the excess to our general account.

Changes to the Separate Account. As permitted by applicable law, we reserve the right to make certain changes to the structure and operation of the separate account, including, among others, the right to:

☐	Remove, combine, or add subaccounts and make the combined or new subaccounts available to you at our discretion;

☐	Substitute shares of another registered open-end management company, which may have different fees and expenses, for shares of a subaccount at our discretion;

☐	Close subaccounts to allocations of new premiums by existing or new policyowners at any time in our discretion;

☐	Transfer assets supporting the Policies from one subaccount to another, or from the separate account to another separate account;

☐	Combine the separate account with other separate accounts, and/or create new separate accounts;

☐	Deregister the separate account under the 1940 Act, or operate the separate account as a management investment company under the 1940 Act, or as any other form permitted by law; and

☐	Modify the provisions of the Policy to reflect changes to the subaccounts and the separate account and to comply with applicable law.

Some, but not all, of these future changes may be the result of changes in applicable laws or interpretation of the laws.

The portfolios, which sell their shares to the subaccounts, may discontinue offering their shares to the subaccounts. We will not make any such changes without receiving any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes. We reserve the right to make other structural and operational changes affecting the separate account.

The Fixed Account

The fixed account is part of Western Reserve’s general account. We use general account assets to support our insurance and annuity obligations other than those funded by separate accounts. Subject to applicable law, Western Reserve has sole discretion over the investment of the fixed account’s assets. Western Reserve bears the full investment risk for all amounts contributed to the fixed account. Western Reserve guarantees that the amounts allocated to the fixed account will be credited interest daily at an annual net effective interest rate of at least 3.0%. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion. We have no formula for determining fixed account interest rates in excess of the guaranteed rate nor any duration for such rates.

Money you place in the fixed account will begin earning interest compounded daily at the current interest rate in effect at the time of your allocation. We may declare current interest rates from time to time. We may declare more than one interest rate for different money based upon the date of allocation or transfer to the fixed account. When we declare a current interest rate higher than the guaranteed rate on amounts allocated to the fixed account, we guarantee the higher rate on those amounts for at least one year (the “guarantee period”) unless those amounts are transferred to the loan reserve. At the end of the guarantee period we may declare a new current interest rate on those amounts and any accrued interest thereon. We will guarantee this new current interest rate for another guarantee period. We credit interest greater than 3.0% during any guarantee period at our sole discretion. You bear the risk that interest we credit will not exceed 3.0%.

We allocate amounts from the fixed account for cash withdrawals, transfers to the subaccounts, or the monthly deductions charges on a first in, first out basis (“FIFO”) for the purpose of crediting interest.

New Jersey: If your Policy was issued in the State of New Jersey, the fixed account is not available to you. You may not direct or transfer premium payments or cash value to the fixed account. The fixed account is used solely for Policy loans.

The fixed account has not been registered with the Securities and Exchange Commission and the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the fixed account.

The Portfolios

Effective May 1, 2008, several Transamerica Series Trust portfolios were renamed as set forth in the following table:

FORMER NAME	NEW NAME
AEGON/TRANSAMERICA SERIES TRUST	TRANSAMERICA SERIES TRUST
Asset Allocation – Conservative Portfolio	Transamerica Asset Allocation – Conservative VP
Asset Allocation – Growth Portfolio	Transamerica Asset Allocation – Growth VP
Asset Allocation – Moderate Growth Portfolio	Transamerica Asset Allocation – Moderate Growth VP
Asset Allocation – Moderate Portfolio	Transamerica Asset Allocation – Moderate VP
BlackRock Large Cap Value	Transamerica BlackRock Large Cap Value VP
Capital Guardian U.S. Equity	Transamerica Capital Guardian U.S. Equity VP
Capital Guardian Value	Transamerica Capital Guardian Value VP
Clarion Global Real Estate Securities	Transamerica Clarion Global Real Estate Securities VP
Federated Market Opportunity	Transamerica Federated Market Opportunity VP
International Moderate Growth Fund	Transamerica International Moderate Growth VP
JPMorgan Core Bond	Transamerica JPMorgan Core Bond VP
JPMorgan Enhanced Index	Transamerica JPMorgan Enhanced Index VP
JPMorgan Mid Cap Value	Transamerica JPMorgan Mid Cap Value VP
Legg Mason Partners All Cap	Transamerica Legg Mason Partners All Cap VP
Marsico Growth	Transamerica Marsico Growth VP
MFS High Yield	Transamerica MFS High Yield VP
MFS International Equity	Transamerica MFS International Equity VP
Munder Net50	Transamerica Munder Net50 VP
PIMCO Total Return	Transamerica PIMCO Total Return VP
T. Rowe Price Equity Income	Transamerica T. Rowe Price Equity Income VP
T. Rowe Price Small Cap	Transamerica T. Rowe Price Small Cap VP
Templeton Transamerica Global	Transamerica Templeton Global VP
Third Avenue Value	Transamerica Third Avenue Value VP
Transamerica Balanced	Transamerica Balanced VP
Transamerica Convertible Securities	Transamerica Convertible Securities VP
Transamerica Equity	Transamerica Equity VP
Transamerica Growth Opportunities	Transamerica Growth Opportunities VP
Transamerica Money Market	Transamerica Money Market VP
Transamerica Science & Technology	Transamerica Science & Technology VP
Transamerica Small/Mid Cap Value	Transamerica Small/Mid Cap Value VP
Transamerica U.S. Government Securities	Transamerica U.S. Government Securities VP
Transamerica Value Balanced	Transamerica Value Balanced VP
Van Kampen Mid-Cap Growth	Transamerica Van Kampen Mid-Cap Growth VP

The separate account invests in shares of the portfolios of a fund. Each portfolio is an investment division of a fund, which is an open-end management investment company registered with the SEC. Such registration does not involve supervision of the management or investment practices or policies of the portfolios by the SEC.

Each portfolio’s assets are held separate from the assets of the other portfolios, and each portfolio has investment objectives and policies that are different from those of the other portfolios. Thus, each portfolio operates as a separate investment fund, and the income or loss of one portfolio has no effect on the investment performance of any other portfolio. Pending any required approval by a state insurance regulatory authority, certain subaccounts and corresponding portfolios may not be available to residents of some states.

Each portfolio’s investment objective(s) and policies are summarized below. There is no assurance that any of the portfolios will achieve its stated objective(s). Certain portfolios may have investment objectives and policies similar to other portfolios that are managed by the same investment adviser or sub-adviser. The investment results of the portfolios, however, may be higher or lower than those of such other portfolios. We do not guarantee or make any representation that the investment results of the portfolios will be comparable to any other portfolio, even those with the same investment adviser or manager.

You can find more detailed information about the portfolios, including a description of risks, in the fund prospectuses. You may obtain a free copy of the fund prospectuses by contacting us at 1-800-851-9777 or visiting our website at www.westernreserve.com. You should read the fund prospectuses carefully.

Portfolio	Sub-Adviser or Adviser and Investment Objective
TRANSAMERICA SERIES TRUST:

Transamerica Asset Allocation – Conservative VP*	Transamerica Asset Management, Inc.

Seeks current income and preservation of capital.

Portfolio Construction Consultant: Morningstar Associates, LLC

Transamerica Asset Allocation – Growth VP*	Transamerica Asset Management, Inc.

Seeks long-term capital appreciation.

Portfolio Construction Consultant: Morningstar Associates, LLC

Transamerica Asset Allocation – Moderate Growth VP*	Transamerica Asset Management, Inc.

Seeks long-term capital appreciation.

Portfolio Construction Consultant: Morningstar Associates, LLC

Transamerica Asset Allocation – Moderate VP*	Transamerica Asset Management, Inc. Seeks capital appreciation and current income. Portfolio Construction Consultant Morningstar Associates, LLC

*	Each asset allocation portfolio invests in a combination of underlying Series Fund Trust and Transamerica Funds portfolios.

Portfolio	Sub-Adviser or Adviser and Investment Objective
Transamerica Balanced VP	Transamerica Investment Management, LLC

Seeks to achieve long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds, and cash or cash equivalents.

Transamerica BlackRock Large Cap Value VP	BlackRock Investment Management, LLC

Seeks long-term capital growth.

Transamerica Capital Guardian U.S. Equity VP	Capital Guardian Trust Company

Seeks to provide long-term growth of capital.

Transamerica Capital Guardian Value VP	Capital Guardian Trust Company

Seeks to provide long-term growth of capital and income.

Transamerica Clarion Global Real Estate Securities VP	ING Clarion Real Estate Securities, L.P.

Seeks long-term total return from investments primarily in equity securities of real estate companies. Total return will consist of realized and unrealized capital gains and losses plus income.

Transamerica Convertible Securities VP	Transamerica Investment Management, LLC

Seeks maximum total return through a combination of current income and capital appreciation.

Transamerica Equity VP	Transamerica Investment Management LLC

Seeks to maximize long-term growth.

Transamerica Federated Market Opportunities VP	Federated Equity Management Company of Pennsylvania

Seeks total return by investing in securities that have defensive characteristics.

Transamerica Growth Opportunities VP	Transamerica Investment Management LLC

Seeks to maximize long-term growth.

Transamerica International Moderate Growth VP*	Transamerica Asset Management, Inc.

Seeks capital appreciation with current income as a secondary objective. Portfolio Construction Consultant: Morningstar Associates, LLC

*	Each asset allocation portfolio invests in a combination of underlying Series Fund Trust and Transamerica Funds portfolios.

Portfolio	Sub-Adviser or Adviser and Investment Objective
Transamerica Index 50 VP	AEGON USA Investment Management, LLC

Seeks to balance capital appreciation and income.

Transamerica Index 75 VP	AEGON USA Investment Management, LLC

Seeks capital appreciation as a primary objective and income as a secondary objective.

Transamerica JPMorgan Core Bond VP	JPMorgan Investment Advisors, Inc.

Seeks the highest possible current income within the confines of the primary goal of ensuring the protection of capital.

Transamerica JPMorgan Mid Cap Value VP*	JPMorgan Investment Advisors, Inc.

Seeks growth from capital appreciation.

Transamerica Legg Mason Partners All Cap VP	Clearbridge Advisors, LLC

Seeks capital appreciation.

Transamerica MFS High Yield VP	MFS® Investment Management

Seeks to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed-income securities, some of which may involve equity features. Capital growth, if any, is a consideration secondary to the objective of high current income.

Transamerica MFS International Equity VP	MFS® Investment Management

Seeks capital growth.

Transamerica Marsico Growth VP	Columbia Management Advisors, LLC

Seeks long-term growth of capital.

Transamerica Money Market VP	Transamerica Investment Management, LLC

Seeks to obtain maximum current income consistent with preservation of principal and maintenance of liquidity.

Transamerica Munder Net50 VP	Munder Capital Management

Seeks long-term capital appreciation.

*	This portfolio no longer accepts new investments from current or prospective investors. If you surrender all of your money from this portfolio, you may not reinvest in this portfolio.

Portfolio	Sub-Adviser or Adviser and Investment Objective
Transamerica PIMCO Total Return VP	Pacific Investment Management Company LLC

Seeks maximum total return consistent with preservation of capital and prudent investment management.

Transamerica Science & Technology VP	Transamerica Investment Management, LLC

Seeks long-term growth of capital.

Transamerica Small/Mid Cap Value VP	Transamerica Investment Management, LLC

Seeks to maximize total return.

Transamerica T. Rowe Price Small Cap VP	T. Rowe Price Associates, Inc.

Seeks long-term growth of capital by investing primarily in common stocks of small growth companies.

Transamerica Templeton Global VP	Templeton Investment Counsel, LLC

Transamerica Investment Management, LLC

Seeks long-term growth of capital.

Transamerica Third Avenue Value VP	Third Avenue Management LLC

Seeks long-term capital appreciation.

Transamerica U.S. Government Securities VP	Transamerica Investment Management, LLC

Seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities.

Transamerica Value Balanced VP	Transamerica Investment Management, LLC

Seeks preservation of capital and competitive investment returns.

Transamerica Van Kampen Mid-Cap Growth VP	Van Kampen Asset Management Inc.

Seeks capital appreciation.

FIDELITY FUNDS:

Fidelity VIP Contrafund® Portfolio*	Fidelity Management & Research Company

Seeks long-term capital appreciation.

*	Effective May 1, 2003, this portfolio was no longer available for sale to new investors.

Portfolio	Sub-Adviser or Adviser and Investment Objective
Fidelity VIP Equity-Income Portfolio*	Fidelity Management & Research Company

Seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund’s goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor’s 500 Index.

Fidelity VIP Growth Opportunities Portfolio*	Fidelity Management & Research Company

Seeks to provide capital growth.

Fidelity VIP Index 500 Portfolio	Fidelity Management & Research Company

Seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the Standard & Poor’s 500SM Index.

PROFUNDS**:

ProFund VP Asia 30	ProFund Advisors LLC

Seeks daily investment results, before the fees and expenses, that correspond to the daily performance of the ProFunds Asia 30 Index.

ProFund VP Basic Materials	ProFund Advisors LLC

Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Basic Materials Index.

ProFund VP Bull	ProFund Advisors LLC

Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P 500 Index SM.

ProFund VP Consumer Services	ProFund Advisors LLC

Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Consumer Services Index® (USDX).

ProFund VP Emerging Markets	ProFund Advisors LLC

Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Bank of New York Emerging Markets 50 ADR Index.

*	Effective May 1, 2003, this portfolio was no longer available for sale to new investors.
**	The ProFunds VP and Access Trust portfolios permit frequent transfers. Frequent transfers may increase portfolio turnover. A high level of portfolio turnover may negatively impact performance by increasing transaction costs. In addition, large movements of assets into and out of a ProFunds or Access Trust VP portfolio may negatively impact a fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. See “Disruptive Trading and Market Timing.” Some ProFunds or Access Trust VP portfolios may use investment techniques not associated with most mutual fund portfolios. Investors in the ProFunds and Access Trust VP portfolios will bear additional investment risks. See the ProFunds VP or Access Trust prospectus for a description of the investment objectives and risks associated with investing in the ProFunds or Access Trust VP portfolios.

Portfolio	Sub-Adviser or Adviser and Investment Objective
ProFund VP Europe 30	ProFund Advisors LLC

Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the ProFunds Europe 30 Index.

ProFund VP Falling U.S. Dollar	ProFund Advisors LLC

Seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the U.S. Dollar Index.

ProFund VP Financials	ProFund Advisors LLC

Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Financials Index.

ProFund VP International	ProFund Advisors LLC

Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index.

ProFund VP Japan	ProFund Advisors LLC

Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Nikkei 225 Stock Average.

ProFund VP Mid-Cap	ProFund Advisors LLC

Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P MidCap 400 Index.

ProFund VP Money Market	ProFund Advisors LLC

Seeks a high level of current income consistent with liquidity and preservation of capital.

ProFund VP NASDAQ-100 (formerly, ProFund VP OTC)	ProFund Advisors LLC

Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the NASDAQ-100 Index.

Portfolio	Sub-Adviser or Adviser and Investment Objective
ProFund VP Oil & Gas	ProFund Advisors LLC

Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Oil & Gas Index.

ProFund VP Pharmaceuticals	ProFund Advisors LLC

Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Pharmaceuticals Index.

ProFund VP Short Emerging Markets	ProFund Advisors LLC

Seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the Bank of New York Emerging Markets 50 ADR Index.

ProFund VP Short International	ProFund Advisors LLC

Seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index.

ProFund VP Short NASDAQ-100	ProFund Advisors LLC

Seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the NASDAQ-100 Index.

ProFund VP Short Small-Cap	ProFund Advisors LLC

Seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the Russell 2000 Index.

ProFund VP Small-Cap	ProFund Advisors LLC

Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Russell 2000 Index.

Portfolio	Sub-Adviser or Adviser and Investment Objective
ProFund VP Small-Cap Value	ProFund Advisors LLC

Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P SmallCap 600/Citigroup Value Index.

ProFund VP Telecommunications	ProFund Advisors LLC

Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Telecommunications Index.

ProFund VP UltraSmall-Cap	ProFund Advisors LLC

Seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the Russell 2000 Index.

Portfolio	Sub-Adviser or Adviser and Investment Objective
ProFund VP Utilities	ProFund Advisors LLC

Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Utilities Index.

ACCESS TRUST*:

Access VP High Yield Fund**	ProFund Advisors LLC

Seeks to provide investment results that correspond generally to the total return of the high yield market consistent with maintaining reasonable liquidity.

*	The ProFunds VP and Access Trust portfolios permit frequent transfers. Frequent transfers may increase portfolio turnover. A high level of portfolio turnover may negatively impact performance by increasing transaction costs. In addition, large movements of assets into and out of a ProFunds or Access Trust VP portfolio may negatively impact a fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. See “Disruptive Trading and Market Timing.” Some ProFunds or Access Trust VP portfolios may use investment techniques not associated with most mutual fund portfolios. Investors in the ProFunds and Access Trust VP portfolios will bear additional investment risks. See the ProFunds VP or Access Trust prospectus for a description of the investment objectives and risks associated with investing in the ProFunds or Access Trust VP portfolios.
**	Under normal market conditions, this portfolio invests at least 80% of its net assets in credit default swaps and other financial instruments that in combination have economic characteristics similar to the high yield debt (“junk bonds”) market and/or in high yield debt securities.

Transamerica Asset Management, Inc. (“Transamerica Asset”) (formerly, Transamerica Fund Advisors, Inc.), located at 570 Carillon Parkway, St. Petersburg, Florida 33716, is directly owned by Western Reserve (77%) and AUSA Holding Company (23%), and serves as investment adviser to the Transamerica Series Trust and manages the Transamerica Series Trust in accordance with policies and guidelines established by the Transamerica Series Trust’s Board of Trustees. For certain portfolios, Transamerica Asset has engaged investment sub-advisers to provide portfolio management services. Transamerica Asset and each investment sub-adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended. See the Transamerica Series Trust prospectuses for more information regarding Transamerica Asset and the investment sub-advisers.

Fidelity Management & Research Company (“FMR”), located at 82 Devonshire Street, Boston, Massachusetts 02109, serves as investment adviser to the Fidelity VIP Fund and manages the Fidelity VIP Fund in accordance with policies and guidelines established by the Fidelity VIP Fund’s Board of Trustees. For certain portfolios, FMR has engaged investment sub-advisers to provide portfolio management services with regard to foreign investments. FMR and each sub-adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended. See the Fidelity VIP Fund prospectuses for more information regarding FMR and the investment sub-advisers.

Morningstar Associates, LLC (“Morningstar”), located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a “consultant” to Transamerica Asset for investment model creation and maintenance to the Transamerica Asset Allocation – Conservative VP, Transamerica Asset Allocation – Moderate VP, Transamerica Asset Allocation – Moderate Growth VP, Transamerica Asset Allocation – Growth VP, and Transamerica International Moderate Growth VP of the Series Trust. Morningstar will be paid an annual fee for its services. See the Series Trust prospectuses for more information regarding Morningstar.

ProFund Advisors LLC (“ProFund Advisors”), located at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814, serves as the investment advisor and provides management services to all of the ProFunds and Access Trust portfolios. ProFund Advisors oversees the investment and reinvestment of the assets in each ProFunds and Access Trust portfolio in accordance with policies and guidelines established by the ProFunds’ and Access Trust’s Board of Trustees. ProFund Advisors is a registered investment adviser under the Investment Advisers Act of 1940, as amended. See the ProFunds or Access Trust prospectuses for more information regarding ProFund Advisors.

Selection of Underlying Portfolios

The underlying portfolios offered through this product are selected by Western Reserve, and Western Reserve may consider various factors, including, but not limited to, asset class coverage, the strength of the adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor that we may consider is whether the underlying portfolio or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will make payments to us or our affiliates in connection with certain administrative, marketing, and support services, or whether affiliates of the portfolio can provide marketing and distribution support for sales of the Policies. (For additional information on these arrangements, see “Revenue We Receive.”) We review the portfolios periodically and may remove a portfolio, or limit its availability to new premiums and/or transfers of cash value if we determine that a portfolio no longer satisfies one or more of the selection criteria, and/or if the portfolio has not attracted significant allocations from policyowners. We have included the Series Trust portfolios at least in part because they are managed by Transamerica Asset, our directly owned subsidiary.

You are responsible for choosing the portfolios, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since investment risk is borne by you, decisions regarding investment allocations should be carefully considered.

In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the portfolios that is available to you, including each fund’s prospectus, statement of additional information and annual and semi/annual reports. Other sources such as newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a fund or portfolio. After you select portfolios for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

You bear the risk of any decline in the cash value of your Policy resulting from the performance of the portfolios you have chosen.

We do not recommend or endorse any particular portfolio and we do not provide investment advice.

Addition, Deletion, or Substitution of Portfolios

We do not guarantee that each portfolio will always be available for investment through the Policy. We reserve the right, subject to compliance with applicable law, to add new portfolios or portfolio classes, close existing portfolios or portfolio classes, or substitute portfolio shares that are held by any subaccount for shares of a different portfolio. New or substitute portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not add, delete or substitute any shares attributable to your interest in a subaccount without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. We may also decide to purchase for the separate account securities from other portfolios. We reserve the right to transfer separate account assets to another separate account that we determine to be associated with the class of contracts to which the Policy belongs.

Your Right to Vote Portfolio Shares

Even though we are the legal owner of the portfolio shares held in the subaccounts, and have the right to vote on all matters submitted to shareholders of the portfolios, we will vote our shares only as policyowners instruct, as long as such action is required by law.

Before a vote of a portfolio’s shareholders occurs, you will receive voting materials from us. We will ask you to instruct us on how to vote and to return your voting instructions to us in a timely manner. You will have the right to instruct us on the number of portfolio shares that corresponds to the amount of cash value you have in that portfolio (as of a date set by the portfolio).

If we do not receive voting instructions on time from some policyowners, we will vote those shares in the same proportion as the timely voting instructions we receive. Therefore, because of proportional voting, a small number of policyowners may control the outcome of a vote. Should federal securities laws, regulations and interpretations change, we may elect to vote portfolio shares in our own right. If required by state insurance officials, or if permitted under federal regulation, we may disregard certain owner voting instructions. If we ever disregard voting instructions, we will send you a summary in the next annual report to policyowners advising you of the action and the reasons we took such action.

Charges and Deductions

This section describes the charges and deductions that we make under the Policy in consideration for: (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume. The fees and charges deducted under the Policy may result in a profit to us.

Services and benefits we provide under the Policy:	☐	the death benefit, cash and loan benefits;

	☐	investment options, including premium allocations;

	☐	administration of elective options; and

	☐	the distribution of reports to owners.

Costs and expenses we incur:	☐	costs associated with processing and underwriting applications;

	☐	expenses of issuing and administering the Policy (including any Policy riders);

	☐	overhead and other expenses for providing services and benefits and sales and marketing expenses, including compensation paid in connection with the sale of the Policies; and

	☐	other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state and local premium and other taxes and fees.

Risks we assume:	☐	that the charges we may deduct may be insufficient to meet our actual claims because insureds die sooner than we estimate; and

	☐	that the costs of providing the services and benefits under the Policies may exceed the charges we are allowed to deduct.

Some or all the charges we deduct are used to pay aggregate Policy costs and expenses we incur in providing the services and benefits under the Policy and assuming the risks associated with the Policy.

Premium Charges

Before we allocate the net premium payments you make, we will deduct the following charges:

The premium expense charge is equal to:	☐	6.0% of premiums during the first ten Policy years on Policies with a specified amount in force of less than $250,000 and 4.0% on Policies with a specified amount in force of $250,000 - $499,999; and

	☐	2.5% of premiums thereafter on Policies with a specified amount less than $500,000.

• There is no premium expense charge for Policies with a specified amount of $500,000 or higher.

•        Certain events (such as increases or decreases in the specified amount, a change in death benefit option, or a cash withdrawal if you choose the Option A death benefit) may affect the specified amount in force. Premium expense charges will be based on the specified amount in force for the Base Policy at the time we receive the premium.

•        Some or all of the premium expense charges we deduct are used to pay the aggregate Policy costs and expenses we incur, including distribution costs and/or state premium taxes. Although state premium tax rates imposed on us vary from state to state, the premium expense charge deducted will not vary with the state of residence of the policyowner.

Premium collection charge:	☐	For Policies on direct pay notice, this charge equals $3.00 per premium payment. We currently do not impose this charge but reserve the right to do so in the future.

	☐	This charge only applies to Policies on direct pay notice.

	☐	We will not increase this charge.

Monthly Deductions

We take the monthly deductions from the cash value on the Policy date and on each Monthiversary. We deduct this charge on a pro rata basis from all accounts (i.e., in the same proportion that the value in each subaccount and the fixed account bears to the total cash value on the Monthiversary). Because portions of the monthly deductions (such as cost of insurance) can vary monthly, the monthly deductions will also vary.

The monthly deductions are equal to:	☐	the monthly Policy charge; plus

	☐	the monthly cost of insurance charge for the Policy; plus

	☐	the monthly charge for any benefits provided by riders attached to the Policy; plus

	☐	the decrease charge (if applicable) incurred as a result of a decrease in the specified amount.

Monthly Policy Charge:
☐	This charge currently equals $5.00 each Policy month. After the first Policy year, we may increase this charge.

☐	We guarantee this charge will never be more than $7.50 per month.

☐	This charge is used to cover aggregate Policy expenses.

Cost of Insurance Charge:

☐	We deduct this charge each month. It varies each month and is determined as follows:

	1.	divide the death benefit on the Monthiversary by 1.0024663 (this factor reduces the net amount at risk, for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 3.0%);

	2.	subtract the cash value on the Monthiversary after it has been allocated among the segments of specified amount in force in the following order: first, initial specified amount; then, each increase in specified amount starting with the oldest increase; then the next oldest, successively, until all cash value has been allocated (the resulting amounts are the net amount at risk for each segment of specified amount);

	3.	multiply each segment of net amount at risk provided under 2. (above) by the appropriate monthly cost of insurance rate for that segment; and add the results together.

☐	Your monthly current cost of insurance rate depends, in part, on your specified amount band. The specified amount bands available are:

• Band 1: $50,000 - $249,999

• Band 2: $250,000 - $499,999

• Band 3: $500,000 - $999,999

• Band 4: $1,000,000 and over

☐	Generally, the higher the specified amount band you choose, the lower the current cost of insurance rates.

☐	We determine your specified amount band by referring to the specified amount in force for the Base Policy (that is, the initial specified amount on the Policy date, plus any increases, and minus any decreases). Riders are not included in determining the Policy’s specified amount band.

Optional Insurance Riders:

☐	The monthly deductions will include charges for any optional insurance benefits you add to your Policy by rider.

To determine the monthly cost of insurance rates, we refer to a schedule of current cost of insurance rates using: the insured’s issue age on the Policy date; issue age at the time of any increase in specified amount; specified amount band; gender; underwriting class; and the length of time from the Policy date or from the date of any increase in specified amount. The factors that affect the net amount at risk for each segment of specified amount include: the investment performance of the portfolios in which you invest; payment of premiums; the fees and charges deducted under the Policy; the death benefit option you chose; as well as any Policy transactions (such as loans, partial withdrawals, transfers, and changes in specified amount). The actual monthly cost of insurance rates are primarily based on our expectations as to future mortality experience and expenses. Monthly cost of insurance rates may be changed by us from time to time. The actual rates we charge will never be greater than the Table of Guaranteed Maximum Life Insurance Rates stated in your Policy. These guaranteed rates are based on the Commissioners 1980 Standard Ordinary Tobacco and Non-Tobacco Mortality Tables (“1980 C.S.O. Tables”) and the insured’s attained age, gender, and rate class. For standard rate classes, these guaranteed rates will never be greater than the rates in the 1980 C.S.O. Tables.

If you increase the specified amount, different monthly cost of insurance rates may apply to that segment of specified amount, based on the insured’s age and rate class at the time of the increase, gender, and the length of time since the increase. Increases in specified amount may move the Policy into a higher specified amount band, which may result in a decrease in the rates for the cost of insurance charge.

Decreases in specified amount may cause the Policy to drop into a lower band of specified amount, and may result in an increase in cost of insurance rates and premium expense charge rates. Decreases in specified amount will be applied on a last-in, first-out basis to the specified amount in force, and will first reduce the specified amount provided by the most recent increase in specified amount in force, then reduce the next most recent increases, successively, and thereafter reduce the initial specified amount.

The underwriting class of the insured will affect the cost of insurance rates. We use a standard method of underwriting in determining underwriting classes, which are based on the health of the insured. We currently place insureds into preferred and standard classes. We also place insureds into sub-standard classes with extra ratings, which reflect higher mortality risks, and will result in higher cost of insurance rates.

We may issue certain Policies on a simplified or expedited basis. Cost of insurance rates charged for any Policies issued on a simplified or expedited basis may cause healthy individuals to pay higher cost of insurance rates than they would pay under a substantially similar Policy that we offer using different underwriting criteria.

The cost of insurance charge for any optional insurance rider, and for any increase in rider specified amount, is calculated in the same manner used to determine the Base Policy’s cost of insurance charges. Generally, the current cost of insurance rates for the optional riders are lower than the current cost of insurance rates on the Base Policy’s net amount at risk. The guaranteed cost of insurance rates under the riders are substantially the same as the guaranteed cost of insurance rates on the Policy’s net amount at risk.

Mortality and Expense Risk Charge

We deduct a daily charge from your Policy’s cash value in each subaccount that, together with other fees and charges, compensates us for services rendered, the expenses expected to be incurred, and the risks assumed. This charge is equal to:

☐	your Policy’s cash value in each subaccount; multiplied by

☐	the daily pro rata portion of the annual mortality and expense risk charge rate of 0.90%.

The annual rate for the mortality and expense risk charge is equal to 0.90% of the average daily net assets of each subaccount. We guarantee to reduce this charge to 0.60% after the first 15 Policy years. We may reduce this charge to 0.30% in the 16th Policy year, but we do not guarantee that we will do so, and we reserve the right to maintain this charge at the 0.60% level after the 15th Policy year.

If this charge, combined with other Policy fees and charges, does not cover our total actual costs for services rendered and expenses incurred, we absorb the loss. Conversely, if these fees and charges more than cover actual costs, the excess is added to our surplus. We expect to profit from these charges.

Surrender Charge

If you surrender your Policy completely during the first 15 years (or during the 15 year period following an increase in specified amount), we deduct a surrender charge from your cash value and pay the remaining cash value (less any outstanding loan amount) to you.

The surrender charge is a charge for each $1,000 of the initial specified amount of your Base Policy and of each increase in specified amount. The surrender charge that will apply on a full surrender of the Policy is the total of the surrender charge calculated for the initial specified amount, and the surrender charges calculated for each increase in specified amount, unless there has been a reduction in specified amount for which a decrease charge was applied.

The initial specified amount has a 15 year surrender charge period starting on the Policy date and surrender charges that are based upon the insured’s issue age, gender and rate class on the Policy date. Each increase in specified amount has its own 15 year surrender charge period and surrender charges that are based upon the insured’s issue age, gender and rate class at the time of the increase.

Decreases in specified amount will be applied to the specified amount in force on a last-in, first-out basis, and will first reduce the surrender charge on the most recent increase in specified amount in force, then, if still applicable, reduce the surrender charge on the next most recent increases, successively, and then reduce the surrender charge on the initial specified amount.

Example:

January 1, 2001	Policy issued for $300,000
January 1, 2004	Policy increased by $200,000
January 1, 2005	Policy decreased by $100,000

If the surrender charge on January 1, 2005 (before the decrease) is:

Coverage Layer	Surrender Charge
$300,000	$4,656
$200,000	$3,624

The $200,000 layer is reduced to $100,000 on January 1, 2005 and a surrender charge of $1,812 is applied.

100
200	x	$3,624	=	$1,812

There is no surrender charge if you wait until the end of the 15th Policy anniversary to surrender your Policy and you have not increased your specified amount during the first 15 Policy years. The payment you receive is called the net surrender value. The formula we use reduces the surrender charge at older ages in compliance with state laws.

The surrender charge may be significant. You should evaluate this charge carefully before you consider a surrender. Under some circumstances the level of surrender charges might result in no net surrender value available if you surrender your Policy in the early Policy years. This will depend on a number of factors, but is more likely if:

☐	you pay premiums equal to or not much higher than the minimum monthly guarantee premium shown in your Policy; and/or

☐	investment performance is low.

In addition, surrender charges that apply for 15 years after any increase in specified amount will likely significantly reduce your net surrender value.

The surrender charge for each segment of specified amount is calculated as:	☐	the surrender charge per $1,000 of specified amount in the segment (varies by issue age, gender and underwriting class on the Policy date or date of specified amount increase); multiplied by

	☐	the surrender charge factor.

The surrender charge per thousand is calculated separately for initial specified amount and for each increase in specified amount, using the rates found in Appendix A.

The surrender charge factor is also calculated separately for the initial specified amount and for each increase in specified amount in force. The surrender charge factor varies by insured’s issue age (on the Policy date or date of specified amount increase) and number of years since the Policy date or date of specified amount increase. For insureds issue ages 0-39, the surrender charge factor is equal to 1.00 during years 1-5. It decreases by 0.10 each year until the end of the 15th year when it is zero. If you are older than 39 on the Policy date or on the date of specified amount increase, the factor is less than 1.00 at the end of the first year and decreases to zero at the end of the 15th year. In no event are the surrender charge factors any greater than those shown on the table below. We always determine the surrender charge factor from the Policy date or date of specified amount increase to the surrender date, regardless of whether there were any prior lapses and reinstatements.

Surrender Charge Factors

Issue Ages 0-39

End of Year*	Factor
At Issue	1.00
1-5	1.00
6.90
7.80
8.70
9.60
10.50
11.40
12.30
13.20
14.10
15	0
16+	0

*       The factor on any date other than a Policy anniversary, or anniversary of an increase in specified amount, will be determined proportionately using the factor at the end of the year prior to surrender, and the factor at the end of the year of surrender.

•

Surrender Charge Example: Assume a male non-tobacco user purchases the Policy at issue age 30 with a specified amount of $100,000. The Policy is surrendered in Policy year 5. The surrender charge per $1,000 of specified amount is $12.52. This is multiplied by the surrender charge factor of 1.00.

The surrender charge	=	the surrender charge per $1,000 ($12.52) x the number of thousands of initial specified amount (100) x the surrender charge factor (1.0)
	=	$1,252.

The surrender charge helps us recover distribution expenses that we incur in connection with the Policy, including agent sales commissions, and printing and advertising costs, as well as aggregate Policy expenses.

Decrease Charge

If you decrease the specified amount during the first 15 Policy years (or during the 15 year period following an increase in specified amount), we will deduct a decrease charge from your cash value. Decreases in specified amount will be applied on a last-in, first-out basis to the current specified amount in force. The decrease charge will first be calculated based on the current surrender charge applicable to the most recent increase in specified amount still in force. If the amount of the decrease in specified amount is greater than the most recent increase in specified amount, then the charge will also be calculated based on the surrender charges applicable to the next most recent increases, successively, and then will also be calculated based on any remaining surrender charge on the initial specified amount, up to the amount of the requested decrease.

The decrease charge is equal to:	☐	the surrender charge as of the date of the decrease applicable to that portion of the segment(s) of the specified amount that is/are decreased. See “Surrender Charge” above.

We will not deduct the decrease charge from the cash value when a specified amount decrease results from:

☐	a change in the death benefit option; or

☐	a cash withdrawal (when you select death benefit Option A).

If a decrease charge is deducted because of a decrease in specified amount, any future decrease charges incurred during the surrender charge period will be based on the reduced specified amount.

We will determine the decrease charge using the above formula, regardless of whether your Policy has lapsed and been reinstated, or you have previously decreased your specified amount. We will not allow a decrease in specified amount if the decrease charge will cause the Policy to go into a grace period. A decrease in specified amount will generally decrease the insurance protection of the Policy.

Transfer Charge

☐	We currently allow you to make 12 transfers each year free of charge.

☐	Except as listed below, we charge $25 for each additional transfer.

☐	For purposes of assessing the transfer charge, all transfers made in one day, regardless of the number of subaccounts affected by the transfer, is considered a single transfer.

☐	We deduct the transfer charge from the amount being transferred.

☐

Transfers due to loans or the exercise of conversion rights or due to reallocation of cash value immediately after the reallocation date, currently do not count as transfers for the purpose of assessing this charge.

☐	Transfers via the Internet do not count as transfers for the purpose of assessing this charge.

☐	Transfers among the ProFunds and/or the Access Trust subaccounts do not count as transfers for the purpose of assessing this charge.

☐	Transfers under dollar cost averaging and asset rebalancing do count as transfers for the purpose of this assessing this charge.

☐	We will not increase this charge.

Loan Interest Spread

We currently charge you an effective annual interest rate on a Policy loan of 3.75% (4.0% maximum guaranteed) on each Policy anniversary. We will also credit the amount in the loan reserve account with an effective annual interest rate of 3.0%. After offsetting the 3.0% interest we credit, the next cost of loans currently is 0.75% annually (1.0% maximum guaranteed). After the 10th Policy year, we will apply preferred loan charged rates on an amount equal to the cash value minus total premiums paid (less any cash withdrawals) and minus any outstanding loan amount including accrued loan interest. The current preferred loan effective annual interest rate charged is 3.00% and is not guaranteed.

Change in Net Premium Allocation Charge

We currently do not charge you if you change your net premium allocation. However, in the future we may decide to charge you $25 if you make more than one change per Policy year quarter. We will notify you if we decide to impose this charge.

Cash Withdrawal Charge

☐	After the first Policy year, you may take one cash withdrawal per Policy year.

☐	When you make a cash withdrawal, we charge a processing fee of $25 or 2% of the amount you withdraw, whichever is less.

☐	We deduct this amount from the withdrawal, and we pay you the balance.

☐	We will not increase this charge.

Taxes

We currently do not make any deductions for taxes from the separate account. We may do so in the future to the extent that such taxes are imposed by federal or state agencies.

Rider Charges

☐

Living Benefit Rider. We do not assess an administrative charge for this rider; however, we do reduce the single sum benefit by a discount factor to compensate us for expected lost income resulting from the early payment of the death benefit.

☐	Children’s Insurance Rider. We assess a cost of insurance charge based on the rider face amount, regardless of the number of children insured.

☐

Accidental Death Benefit Rider. We assess a cost of insurance charge based on the insured’s attained age and rider face amount. Cost of insurance charges generally will increase each year with the age of the insured.

☐

Other Insured Rider. We assess a cost of insurance charge based on each other insured’s issue age, gender, underwriting class, Policy year and the rider face amount. Cost of insurance charges generally will increase each year with the age of the insured.

☐

Disability Waiver Rider. We assess a rider charge based on the primary insured’s issue age, gender and net amount at risk for the Policy, as well as a charge based on those riders that would be eligible to have monthly deductions waived.

☐

Disability Waiver and Income Rider. The charge for this rider is based on the primary insured’s issue age, gender and the amount of monthly waiver of premium benefit that would be paid in the event of total disability, as defined in the rider.

☐

Primary Insured Rider (“PIR”) and Primary Insured Rider Plus (“PIR Plus”). We assess a cost of insurance charge based on the insured’s issue age, gender, underwriting class, Policy year and the rider face amount. Cost of insurance charges generally will increase each year with the age of the insured.

Portfolio Expenses

The portfolios deduct management fees and expenses from the amounts you have invested in the portfolios. These fees and expenses reduce the value of your portfolio shares. See the fund prospectuses for more detailed information about the funds.

Revenue We Receive

We (and our affiliates) may directly or indirectly receive payments from the portfolios, their advisers, sub-advisers, distributors or affiliates thereof, in connection with certain administrative, marketing and other services we (and our affiliates) provide and expenses we incur. We (and/or our affiliates) generally receive three types of payments:

•

Rule 12b-1 Fees. Our affiliate, Transamerica Capital, Inc. (“TCI”) serves as the principal underwriter for the Policies. TCI receives some or all of the 12b-1 fees from the funds. Any 12b-1 fees received by TCI that are attributable to our variable insurance products are then credited to us. These fees range from 0.00% to 0.25% of the average daily assets of the certain portfolios attributable to the Policies and to certain other variable insurance products that we and our affiliates issue.

•

Administrative, Marketing and Support Service Fees (“Service Fees”). The investment adviser, sub-adviser, administrators, and/or distributors (or affiliates thereof) of the portfolios may make payments to us and/or our affiliates, including TCI. These payments may be derived, in whole or in part, from the profits the investment adviser or sub-adviser receives from the advisory fee deducted from portfolio assets. Policyowners, through their indirect investment in the portfolios, bear the costs of these advisory fees (see the prospectuses for the funds for more information). The amount of the payments we receive is based on a percentage of the assets of the particular portfolios attributable to the Policy and to certain other variable insurance products that our affiliates and we issue. These percentages differ and may be significant. Some advisers or sub-advisers (or other affiliates) pay us more than others.

The chart below provides the maximum combined percentages of 12b-1 fees and Service Fees that we anticipate will be paid to us on an annual basis:

Incoming Payments to Western Reserve and TCI
Fund	Maximum Fee % of assets*	Fund	Maximum Fee % of assets*
Transamerica Series Trust **	—	Fidelity Variable Insurance Products Fund	0.50	%***
ProFunds	0.25%	Access Trust	0.25%

*	Payments are based on a percentage of the average assets of each fund portfolio owned by the subaccounts available under this Policy and under certain other variable insurance products offered by our affiliates and us. We may continue to receive 12b-1 fees and administrative fees on subaccounts that are closed to new investments, depending on the terms of the agreements supporting those payments and on the services we provide.
**	Because the Transamerica Series Trust is managed by an affiliate, there are additional benefits to us and our affiliates for amounts you allocate to the Series Trust portfolios, in terms of our and our affiliates’ overall profitability. During 2007 we received $42.5 million from Transamerica Asset.
***	We receive this percentage once $100 million in fund shares are held by the subaccounts of Western Reserve and its affiliates.

•

Other payments. We and our affiliates, including TCI, InterSecurities, Inc. (“ISI”), and World Group Securities (“WGS”), also directly or indirectly receive additional amounts or different percentages of assets under management from certain advisers and sub-advisers to the portfolios (or their affiliates) with regard to variable insurance products or mutual funds that are issued or managed by us and our affiliates. These payments may be derived, in whole or in part, from the profits the investment adviser or sub-adviser receives from the advisory fees deducted from portfolio assets. Policyowners, through their indirect investment in the portfolios, bear the costs of these advisory fees (see the prospectuses for the funds for more information). Certain advisers and sub-advisers of the underlying portfolios (or their affiliates) (1) may pay TCI amounts up to $75,000 per year to participate in a “preferred sponsor” program that provides such advisers and sub-advisers with access to TCI’s wholesalers at TCI’s national and regional sales conferences that are attended by TCI’s wholesalers; (2) may provide our affiliates, and/or selling firms with wholesaling services to assist us in the distribution of the Policy and; (3) may provide us and/or certain affiliates and/or selling firms with occasional gifts, meals, tickets or other compensation as an incentive to market the portfolios and to cooperate with their promotional efforts. The amounts may be significant and provide the adviser or sub-adviser (or other affiliates) with increased access to us and to our affiliates involved in the distribution of the Policy.

For the calendar year ended December 31, 2007, TCI (and its predecessor, AFSG Securities Corporation “AFSG”) received revenue sharing payments ranging from $2,500 to $49,350 (for a total of $381,768) from the following fund managers and/or sub-advisers to participate in TCI’s events: T. Rowe Price Associates, Inc.; American Century Investment Management; MFS Investment Management; Transamerica Investment Management, LLC; Pacific Investment Management Company LLC; Jennison Associates; Lehman Brothers/Neuberger Berman; Legg Mason; Alliance Bernstein; Federated Funds; Fidelity Funds; ING Clarion; Merrill Lynch; AMVESCAP; BlackRock; Columbia Management LLC; JPMorgan Investment Management, Inc.; Oppenheimer Funds; and SunTrust.

Please note some of the aforementioned managers and/or sub-advisers may not be associated with underlying fund portfolios currently available in this product.

Proceeds from certain of these payments by the funds, the advisers, the sub-advisers and/or their affiliates may be profit to us, and may be used for any corporate purpose, including payment of expenses (i) that we and our affiliates incur in promoting, issuing, marketing, distributing and administering the Policies, and (ii) that we incur, in our role as intermediary in promoting, marketing and administering the fund portfolios.

For further details about the compensation payments we make in connection with the sale of the Policies, see “Sale of the Policies” in this prospectus.

The Policy

Depending on the state of issue, your Policy may be an individual Policy or a certificate issued under a group Policy. The Policy is subject to the insurance laws and regulations of each state or jurisdiction in which it is available for distribution. There may be differences between the Policy issued and the general Policy description contained in this prospectus because of requirements of the state where your Policy is issued. Some of the state specific differences are included in the prospectus, but this prospectus does not include references to all state specific differences. All state specific Policy features will be described in your Policy.

Ownership Rights

The Policy belongs to the owner named in the application. The owner may exercise all of the rights and options described in the Policy. The owner is the insured unless the application specifies a different person as the insured. If the owner dies before the insured and no contingent owner is named, then ownership of the Policy will pass to the owner’s estate. The principal rights an owner may exercise are:

☐	to designate or change beneficiaries before the death of the surviving insured;

☐	to receive amounts payable before the death of the insured;

☐	to assign the Policy (if you assign the Policy, your rights and the rights of anyone who is to receive payment under the Policy are subject to the terms of that assignment);

☐	to change the owner of this Policy; and

☐	to change the specified amount of this Policy.

No designation or change in designation of an owner will take effect unless we receive written request thereof. The request will take effect as of the date we receive it at our mailing address, subject to payment or other action taken by us before it was received.

Modifying the Policy

Any modifications or waiver of any rights or requirements under the Policy must be in writing and signed by our president or secretary. No agent may bind us by making any promise not contained in this Policy.

Upon notice to you, we may modify the Policy:

☐	to make the Policy or the separate account comply with any law or regulation issued by a governmental agency to which we are subject; or

☐

to assure continued qualification of the Policy as a life insurance contract under the Internal Revenue Code or to meet applicable requirements of other federal or state laws relating to variable life policies; or

☐	to reflect a change in the operation of the separate account; or

☐	to provide additional subaccounts and/or fixed account options.

Purchasing a Policy

To purchase a Policy, you must submit a completed application and an initial premium to us through any licensed life insurance agent who is also a registered representative of a broker-dealer having a selling agreement with TCI, the principal underwriter for the Policy, and us.

There may be delays in our receipt and processing of applications and premium payments that are outside of our control – for example, because of the failure of a selling broker-dealer or registered representative to promptly forward the application to us at our mailing address, or because of delays in determining whether the Policy is suitable for you. Any such delays will affect when your Policy can be issued.

You select the specified amount of insurance coverage for your Policy within the following limits. Our current minimum specified amount for a Policy is generally $50,000. We currently charge lower cost of insurance rates for Policies with specified amounts in higher bands of coverage. We offer the following specified amount bands of coverage:

☐	band 1: $50,000 - $249,999

☐	band 2: $250,000 - $499,999

☐	band 3: $500,000 - $999,999

☐	band 4: $1,000,000 and over

We will generally only issue a Policy to you if you provide sufficient evidence that the insured meets our insurability standards. Your application is subject to our underwriting rules, and we may reject any application for any reason permitted by law. We will not issue a Policy to you if the insured is over age 85. The insured must be insurable and acceptable to us under our underwriting rules on the later of:

•	the date of your application; or

•	the date the insured completes all of the medical tests and examinations that we require.

Tax-Free “Section 1035” Exchanges

You can generally exchange one life insurance policy for another covering the same insured in a “tax-free exchange” under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both life insurance policies carefully. Remember that if you exchange another life insurance policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy, other charges may be higher (or lower), and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, or if your current policy is subject to a policy loan, you may also have to pay federal income tax on the exchange. You should not exchange another life insurance policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person selling you the Policy (that person will generally earn a commission if you buy this Policy through an exchange or otherwise).

When Insurance Coverage Takes Effect

Insurance coverage under the Policy will take effect only if all of the following conditions have been met: (1) the first full premium must be received by the Company at our mailing address; (2) during the lifetime of every proposed insured, the proposed owner must have personally received and accepted the Policy which was applied for and all answers on the application must be true and correct on the date such Policy is received and accepted; and (3) on the date of the later of either (1) or (2) above, all of the statements and answers given in the application must be true and complete, and there must have been no change in the insurability of any proposed insured.

Conditional Insurance Coverage. If you pay the full initial premium and have met all of the requirements listed in the conditional receipt attached to the application, and we deliver the conditional receipt to you, the insured may have conditional insurance coverage under the terms of the conditional receipt. The conditional insurance coverage may vary by state and/or underwriting standards. Because we do not accept initial premiums in advance for Policies with a specified amount in excess of $1,000,000, we do not offer conditional insurance coverage for Policies issued with a specified amount in excess of $1,000,000. Conditional insurance coverage is void if the check or draft you gave us to pay the initial premium is not honored when we first present it for payment.

The aggregate amount of conditional insurance coverage, if any, is the lesser of:	☐	the amounts applied for under all conditional receipts issued by us; or

	☐	$500,000 of life insurance.

Subject to the conditions and limitations of the conditional receipt, conditional insurance under the terms of the Policy applied for may become effective as of the later of:	☐ ☐

the date of application; or

the date of the last medical examination, test, and other screenings required by us, if any (the “Effective Date”). Such conditional insurance will take effect as of the Effective Date, as long as all of the following requirements are met:

		1.	The person proposed to be insured is found to have been insurable as of the Effective Date, exactly as applied for in accordance with our underwriting rules and standards, without any modifications as to plan, amount, or premium rate;

		2.	As of the Effective Date, all statements and answers given in the application must be true;

		3.	The payment made with the application must not be less than the full initial premium for the mode of payment chosen in the application and must be received at our mailing address within the lifetime of the proposed insured;

		4.	All medical examinations, tests, and other screenings required of the proposed insured by us are completed and the results received at our mailing address within 60 days of the date the application was signed; and

		5.	All parts of the application, any supplemental application, questionnaires, addendum and/or amendment to the application are signed and received at our mailing address.

Any conditional life insurance coverage terminates on the earliest of:	a. b.	60 days from the date the application was signed; the date we either mail notice to the applicant of the rejection of the application and/or mail a refund of any amounts paid with the application;
	c.	when the insurance applied for goes into effect under the terms of the Policy applied for; or

	d.	the date we offer to provide insurance on terms that differ from the insurance for which you have applied.

Special limitations of the conditional receipt:	☐	the conditional receipt is not valid unless:

		•	all blanks in the conditional receipt are completed; and

		•	the receipt is signed by an agent or authorized Company representative.

Other limitations:	☐	There is no conditional receipt coverage for riders or any additional benefits, if any, for which you may have applied.

	☐	If one or more of the receipt’s conditions have not been met exactly, or if a proposed insured dies by suicide, we will not be liable except to return any payment made with the application.

	☐	If we do not approve and accept the application within 60 days of the date you signed the application, the application will be deemed to be rejected by us and there will be no conditional insurance coverage. In that case, Western Reserve’s liability will be limited to returning any payment(s) you have made upon return of this receipt to us.

Full Insurance Coverage and Allocation of Initial Premium. Once we determine that the insured meets our underwriting requirements and you have paid the initial premium, full insurance coverage will begin and we will begin to take the monthly deductions from your net premium. This date is the Policy date. On the Policy date (or on the record date if your Policy is backdated), we will allocate your initial net premium, minus monthly deductions, to the fixed account and the subaccounts you selected on your application, provided you live in a state that does not require a refund of full premium during the free-look period. If your state requires us to return the full premium in the event you exercise your free-look right, we will place your net premium in the reallocation account until the reallocation date. While held in the reallocation account, premium(s) will be credited with interest at the current fixed account rate.

On any day we credit net premiums or transfer cash value to a subaccount, we will convert the dollar amount of the net premium (or transfer) into subaccount units at the unit value for that subaccount, determined at the end of the day on which we receive the premium or transaction request at our mailing address. (Payments by check are priced when received at our mailing address or at the address on your billing coupon. Transfer requests, payments made by wire transfer, and electronic credit and debit transactions—e.g., payments through direct deposit, debit transfers, and forms of e-commerce payments—are priced when received at our administrative office.) We will credit amounts to the subaccounts only on a valuation date, that is, on a date the New York Stock Exchange (“NYSE”) is open for trading.

Backdating a Policy

If you request, we may backdate a Policy by assigning a Policy date earlier than the date the Policy is issued. However, in no event will we backdate a Policy earlier than the earliest date allowed by state law or by our underwriting rules. Your request must be in writing and, if we approve the request, will amend your application.

Your premiums, however, will be credited on the date the Policy is issued, not the backdated Policy date.

Cost of insurance charges are based in part on the age of the insured on the Policy date or on the date of any increase in specified amount. Generally, cost of insurance charges are lower at a younger age. We will deduct the monthly deductions, including cost of insurance charges, for the period that the Policy is backdated. This means that while the monthly deductions may be lower than what would have been charged had we not backdated the Policy, you will be paying for insurance during a period when the Policy was not in force.

Associates Policies

We offer an Associates Policy to certain employees, field associates, directors and their immediate family. An Associate Policy may have reduced or waived premium expense charges, surrender charges, cost of insurance rates, asset based charges, limits on minimum premium and minimum specified amount, or monthly Policy charge. The Associate Policy is available to:

•

our current and retired directors, officers, full-time employees and certain registered representatives, and those of certain of our affiliates; current and retired directors, officers, full-time employees and registered representatives of TCI and certain broker-dealers with which they have a sales agreement;

•	any trust, pension, profit-sharing or other employee benefit plan of the foregoing persons or entities;

•	current and retired trustees, officers, and full-time employees of the Transamerica Series Trust, Transamerica Funds, and any investment adviser or sub-adviser thereto; and

•

any immediate family member of the above. “Immediate Family” is limited to spouse, parent, step-parent, children, step children, grandparents, grandchildren, brothers and sisters of the employee, field associate (to include registered representatives and/or sales support staff of a branch office) or director, and son-in-law/daughter-in-law, mother-in-law/father-in-law and brother-in-law/sister-in-law of an employee, field associate or director.

We may modify or terminate this arrangement at any time. Associates Policies may not be available in all states.

Policy Features

Premiums

Allocating Premiums

You must instruct us on how to allocate your net premium among the subaccounts and the fixed account. The fixed account may not be available in all states. You must follow these guidelines:

☐	allocation percentages must be in whole numbers;

☐

if you select dollar cost averaging, we may require you to have a minimum of $5,000 in each subaccount from which we will make transfers, and you may be required to transfer at least a total of $100 monthly; and

☐	if you select asset rebalancing, the cash value of your Policy, if an existing Policy, or your minimum initial premium, if a new Policy, must be at least $5,000.

Currently, you may change the allocation instructions for additional premium payments without charge at any time by writing us at our mailing address or calling us at our administrative office at 1-800-851-9777, Monday - Friday, between the hours of 8:30a.m. - 7:00p.m. Eastern time. The change will be effective as of the valuation date on which we receive the change at our mailing address or our administrative office. Upon instructions from you, the registered representative/agent of record for your Policy may also change your allocation instructions for you. The minimum amount you can allocate to a particular subaccount is 1.0% of a net premium payment. We reserve the right to limit the number of premium allocation changes or to charge $25 for each change in excess of one per Policy year quarter.

Whenever you direct money into a subaccount, we will credit your Policy with the number of units for that subaccount that can be bought for the dollar payment. Premium payments received at our mailing address, or at the address on your billing coupon (for payments made by check), or at our administrative office (for payments made by wire transfer and through electronic credit and debit transactions), before the NYSE closes are priced using the unit value determined at the closing of that regular business session of the NYSE (usually at 4:00 p.m. Eastern time). If we receive a premium payment after the NYSE closes, we will process the order using the subaccount unit value determined at the close of the next regular session of the NYSE. We will credit amounts to the subaccounts only on a valuation date, that is, on a date the NYSE is open for trading. Your cash value will vary with the investment experience of the subaccounts in which you invest. You bear the investment risk for amounts you allocate to the subaccounts.

You should periodically review how your cash value is allocated among the subaccounts and the fixed account because market conditions and your overall financial objectives may change.

Reallocation Account. If your state requires us to return your initial premium in the event you exercise your free-look right, we will allocate the initial net premium on the Policy date (or the record date if your Policy is backdated) to the reallocation account (or as otherwise mandated by state law) as shown on your Policy schedule page. While held in the reallocation account, net premium(s) will be credited with interest at the current fixed account rate and reduced by any monthly deductions due. The net premiums will remain in the reallocation account until the reallocation date. The reallocation date is the record date plus fifteen days. Please contact your agent for details concerning the free-look period for your state.

On the first valuation date on or after the reallocation date, we will reallocate all cash value from the reallocation account to the fixed account and the subaccounts you selected on the application. If you requested dollar cost averaging, on the reallocation date we will reallocate the cash value either to the fixed account, the WRL Transamerica Money Market subaccount or the WRL JPMorgan Core Bond subaccount (depending on which account you selected on your application).

For states that do not require a full refund of the initial premium, the reallocation date is the same as the Policy date. On the Policy date, we will allocate your initial net premium, minus monthly deductions, to the fixed account and the subaccounts in accordance with the instructions you gave us on your application.

Premium Flexibility

You generally have flexibility to determine the frequency and the amount of the premiums you pay. Unlike conventional insurance policies, you do not have to pay your premiums according to a rigid and inflexible premium schedule. Before we issue the Policy to you, we may require you to pay a premium at least equal to a minimum monthly guarantee premium set forth in your Policy. Thereafter (subject to the limitations described below), you may make unscheduled premium payments at any time and in any amount over $50. Under some circumstances, you may be required to pay extra premiums to prevent a lapse. Your minimum monthly guarantee premium may change if you request a change in your Policy. If this happens, we will notify you of the new minimum monthly guarantee premium. See “Minimum Monthly Guarantee Premium” below.

Planned Periodic Payments

You will determine a planned periodic payment schedule, which allows you to pay level premiums at fixed intervals over a specified period of time. You are not required to pay premiums according to this schedule. You may change the amount, frequency, and the time period over which you make your planned periodic payments. Please be sure to notify us or your agent/registered representative of any address changes so that we may be able to keep your current address on record.

Even if you make your planned periodic payments on schedule, your Policy still may lapse. The duration of your Policy depends on the Policy’s net surrender value. If the net surrender value is not high enough to pay the monthly deductions when due (and your no lapse period has expired) then your Policy will lapse (unless you make the payment we specify during the 61-day grace period).

Minimum Monthly Guarantee Premium

The full initial premium is the only premium you are required to pay under the Policy. However, you greatly increase your risk of lapse if you fail to regularly pay premiums at least as large as the current minimum monthly guarantee premium.

Until the no lapse date shown on your Policy schedule page, we guarantee that your Policy will not lapse, as long as on any Monthiversary you have paid total premiums (minus any cash withdrawals, minus any outstanding loan amount, minus any accrued loan interest and minus any decrease charge) that equal or exceed the sum of the minimum monthly guarantee premiums for each month from the Policy date up to and including the current month.

The initial minimum monthly guarantee premium is shown on your Policy’s schedule page, and depends on a number of factors, including the age, gender, rate class of the insured, and the specified amount requested. We will adjust the minimum monthly guarantee premium if you change death benefit options, increase or decrease the specified amount, or if any of the riders are added, or in force riders are increased or decreased. We will notify you of the new minimum monthly guarantee premium.

No Lapse Period

Until the no lapse date shown on your Policy schedule page, your Policy will remain in force and no grace period will begin, even if your net surrender value is too low to pay the monthly deductions, as long as on any Monthiversary the total amount of the premiums you have paid (minus any cash withdrawals, minus any outstanding loan amount and minus any accrued interest) equals or exceeds the sum of the minimum monthly guarantee premiums in effect for each month from the Policy date up to and including the current month. If you take a cash withdrawal, a loan, or if you increase or decrease your specified amount or if you add, increase or decrease a rider, you may need to pay additional premiums in order to keep the no lapse period guarantee in effect.

After the no lapse period ends, paying the current minimum monthly guarantee premium each month will not necessarily keep your Policy in force. You may need to pay additional premiums to keep the Policy in force.

Premium Limitations

We may require premium payments to be at least $50 ($1,000 if by wire). We may return premiums less than $50. We will not allow you to make any premium payments that would cause the total amount of the premiums you pay to exceed the current maximum premium limitations, if applicable, by which the Policy qualifies as life insurance under federal tax laws. This maximum is set forth in your Policy. If you make a payment that would cause your total premiums to be greater than the maximum premium limitations, we will return the excess portion of the premium payment, with interest, within 60 days after the end of that Policy year. We will not permit you to make additional premium payments until they are allowed by the maximum premium limitations. In addition, we reserve the right to refund a premium if the premium would increase the death benefit by more than the amount of the premium. We will not accept a payment that will cause the Policy to become a modified endowment contract without your consent.

Making Premium Payments

We will consider any payments you make to be premium payments, unless you clearly identify them as loan repayments. We will deduct certain charges from your premium payments. We will accept premium payments by wire transfer.

If you wish to make payments by wire transfer, you should contact our administrative office at 1-800-851-9777 for instructions on wiring federal funds to us.

Tax-Free Exchanges (“1035 Exchanges”). We will accept part or all of your initial premium from one or more contracts insuring the same insured that qualify for tax-free exchanges under Section 1035 of the Internal Revenue Code. If you contemplate such an exchange, you should consult a competent tax advisor to learn the potential tax effects of such a transaction.

Subject to our underwriting requirements, we will permit you to make one additional cash payment within three business days of receipt at our office of the proceeds from the 1035 Exchange before we finalize your Policy’s specified amount.

Transfers

General

You or your registered representative of record may make transfers among the subaccounts or from the subaccounts to the fixed account. You will be bound by any transfers made by your registered representative. We determine the amount you have available for transfers at the end of the valuation period when we receive your transfer request. We may, at any time, discontinue transfer privileges, modify our procedures, or limit the number of transfers we permit. The following features apply to transfers under the Policy:

☐

Each Policy year, the Policy allows a cumulative transfer out of the fixed account of the greater of up to 25% of the amount in the fixed account, or the amount transferred out the previous Policy year. Currently, we do not, but reserve the right to, limit the number of transfers out of the fixed account to one per Policy year. If we modify or stop this current practice, we will notify you at the time of your transfer.

☐

You currently may request transfers in writing (in a form we accept), to our mailing address, by fax or by telephone to our administrative office, or electronically through our website (www.westernreserve.com).

☐	There is no minimum amount that must be transferred.

☐	There is no minimum amount that must remain in a subaccount after a transfer.

☐	Except as listed below, we deduct a $25 charge from the amount transferred for each transfer in excess of 12 transfers in a Policy year.

☐	We consider all transfers made in any one day to be a single transfer.

☐

Transfers resulting from loans or the exercise of conversion rights, or due to the reallocation of cash value immediately after the reallocation date are currently not treated as transfers for the purpose of assessing the transfer charge.

☐	Transfers via the Internet are not treated as transfers for the purpose of assessing the transfer charge.

☐	Transfers among the ProFunds and/or Access Trust subaccounts do not count as transfers for the purpose of assessing the transfer charge.

☐	Transfers under dollar cost averaging and asset rebalancing do count as transfers for the purpose of assessing the transfer charge.

We will process any transfer order that is received in writing at our mailing address or by fax or by telephone at our administrative office before the NYSE closes (usually 4:00 p.m. Eastern time) using the subaccount unit value determined at the end of that session of the NYSE. If we receive the transfer order after the NYSE closes, we will process the order using the subaccount unit value determined at the close of the next regular business session of the NYSE.

Disruptive Trading and Market Timing

The market timing policy and the related procedures (discussed below) do not apply to the ProFunds or Access Trust subaccounts because the corresponding portfolios are specifically designed to accommodate frequent transfer activity. If you invest in the ProFunds or Access Trust subaccounts, you should be aware that you may bear the costs and increased risks of frequent transfers discussed below.

Statement of Policy. This variable insurance Policy was not designed for the use of market timers or frequent or disruptive traders. Such transfers may be harmful to the underlying fund portfolios and increase transaction costs.

Market timing and disruptive trading among the subaccounts or between the subaccounts and the fixed account can cause risks with adverse effects for other policyowners (and beneficiaries and underlying fund portfolios). These risks and harmful effects include:

(1) dilution of the interests of long-term investors in a subaccount if purchases or transfers into or out of an underlying fund portfolio are made at prices that do not reflect an accurate value for the underlying fund portfolio’s investments (some market timers attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”);

(2) an adverse effect on portfolio management, such as:

(a)	impeding a portfolio manager’s ability to sustain an investment objective;

(b)	causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case; or

(c)	causing an underlying fund portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying fund portfolio; and

(3) increased brokerage and administrative expenses.

These costs are borne by all policyowners invested in those subaccounts, not just those making the transfers.

We have developed policies and procedures with respect to market timing and disruptive trading (which vary for certain subaccounts at the request of the underlying fund portfolios) and we do not make special arrangements or grant exceptions to accommodate market timing or other potentially disruptive or harmful trading. As discussed herein, we cannot detect or deter all market timing or other potentially disruptive trading. Do not invest with us if you intend to conduct market timing or potentially disruptive trading.

Detection. We employ various means in an attempt to detect and deter market timing and disruptive trading. However, despite our monitoring we may not be able to detect nor halt all harmful trading. In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the underlying fund portfolios, we cannot guarantee that all harmful trading will be detected or that an underlying fund portfolio will not suffer from market timing and disruptive trading among subaccounts of variable products issued by these other insurance companies or retirement plans.

Deterrence. If we determine you are engaged in market timing or disruptive trading, we may take one or more actions in an attempt to halt such trading. Your ability to make transfers is subject to modification or restriction if we determine, in our sole opinion, that your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other policyowners (or others having an interest in the variable insurance products). As described below, restrictions may take various forms, but under our current policies and procedures will include loss of expedited transfer privileges. We consider transfers by telephone, fax, overnight mail, or the Internet to be “expedited” transfers. This means that we would accept only written transfer requests with an original signature transmitted to us only by standard United States Postal Service First Class mail. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.

We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, (1) the payment or transfer, or series of transfers, would have a negative impact on an underlying fund portfolio’s operations; or (2) if an underlying fund portfolio would reject or has rejected our purchase order or has instructed us not to allow that purchase or transfer; or (3) because of a history of market timing and disruptive trading. We may impose other restrictions on transfers, or even prohibit transfers for any owner who, in our view, has abused, or appears likely to abuse, the transfer privilege on a case-by-case basis. We may, at any time and without prior notice, discontinue transfer privileges, modify our procedures, impose holding period requirements or limit the number, size, frequency, manner, or timing of transfers we permit. We also reserve the right to reverse a potentially harmful transfer if an underlying fund portfolio refuses or reverses our order; in such instances some policyowners may be treated differently than others in that some transfers may be reversed and others allowed. For all of these purposes, we may aggregate two or more variable insurance products that we believe are connected.

In addition to our internal policies and procedures, we will administer your variable insurance product to comply with any applicable state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying fund portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying fund portfolios.

Under our current policies and procedures, we do not:

☐	impose redemption fees on transfers;

☐

expressly limit the number or size of transfers in a given period except for certain subaccounts where an underlying fund portfolio has advised us to prohibit certain transfers that exceed a certain size; or

☐	provide a certain number of allowable transfers in a given period.

Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than ours in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.

In the absence of a defensive transfer restriction (e.g., expressly limiting the number of trades within a given period or their size), it is likely that some level of market timing and disruptive trading will occur before it is detected and steps taken to deter it (although some level of market timing and disruptive trading can occur with a defensive transfer restriction).

Please note that the limits and restrictions described herein are subject to our ability to monitor transfer activity. Our ability to detect market timing or other disruptive trading may be limited by operational and technological systems, as well as by our ability to predict strategies employed by policyowners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent harmful trading activity among the variable investment options available under this variable insurance product, there is no assurance that we will be able to detect or deter market timing or disruptive trading by such policyowners or intermediaries acting on their behalf. Moreover, our ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders which we cannot predict.

Furthermore, we may revise our policies and procedures at our sole discretion at any time and without prior notice, as we deem necessary or appropriate: (1) to better detect and deter market timing or other harmful trading that may adversely affect other policyowners, other persons with material rights under the variable insurance products, or underlying fund shareholders generally; (2) to comply with state or federal regulatory requirements; or (3) to impose additional or alternative restrictions on owners engaging in market timing or disruptive trading among the investment options under the variable insurance product. In addition, we may not honor transfer requests if any variable investment option that would be affected by the transfer is unable to purchase or redeem shares of its corresponding underlying fund portfolio.

Underlying Fund Portfolio Frequent Trading Policies. The underlying fund portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. Underlying fund portfolios may, for example, assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period of time. The prospectuses for the underlying fund portfolios describe any such policies and procedures. The frequent trading policies and procedures of an underlying fund portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying fund portfolios and the policies and procedures we have adopted for our variable insurance policies to discourage market timing and disruptive trading. Policyowners should be aware that we may not have the contractual ability or the operational capacity to monitor policyowners’ transfer requests and apply the frequent trading policies and procedures of the respective underlying funds that would be affected by the transfers. Accordingly, policyowners and other persons who have material rights under our variable insurance products should assume that any protection they may have against potential harm from market timing and disruptive trading is the protection, if any, provided by the policies and procedures we have adopted for our variable insurance products to discourage market timing and other disruptive trading in certain subaccounts.

You should be aware that, as required by SEC regulation, we have entered into a written agreement with each underlying fund or principal underwriter that obligates us to provide the fund, upon written request, with information about you and your trading activities in the fund’s portfolios. In addition, we are obligated to execute instructions from the funds that may require us to restrict or prohibit your investment in a specific portfolio if the fund identifies you as violating the frequent trading policies that the fund has established for that portfolio.

If we receive a premium payment from you that you allocate into a fund that has directed us to restrict or prohibit your trades into the fund, then we will request new allocation instructions from you. If we receive from you a transfer request into a fund that has directed us to restrict or prohibit your trades, then we will not effect the transfer.

Omnibus Order. Policyowners and other persons with material rights under the variable insurance products also should be aware that the purchase and redemption orders received by the underlying fund portfolios generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable insurance products. The omnibus nature of these orders may limit the underlying fund portfolios’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying fund portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying fund portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other owners of underlying fund portfolio shares, as well as the owners of all of the variable annuity or life insurance policies, including ours, whose variable investment options correspond to the affected underlying fund portfolios. In addition, if an underlying fund portfolio believes that an omnibus order we submit may reflect one or more transfer requests from owners engaged in market timing and disruptive trading, the underlying fund portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

ProFunds and Access Trust Subaccounts. Because the above restrictions do not apply to the ProFunds or Access Trust subaccounts, they may have a greater risk than others of suffering from the harmful effects of market timing and disruptive trading, as discussed above (i.e., dilution, an adverse effect on portfolio management and increased expenses).

Telephone Privileges. Telephone transfer privileges will automatically apply to your Policy unless you provide other instructions. The telephone transfer privileges allow you to give authority to the registered representative or agent of record for your Policy to make telephone transfers and to change the allocation of future payments among the subaccounts and the fixed account on your behalf according to your instructions. To make a telephone transfer, you may call us at our administrative office at 1-800-851-9777, Monday - Friday, between the hours of 8:30 a.m. - 7:00 p.m. Eastern time, or fax your instructions to our interfund fax number 1-727-299-1648 (for all other fax requests, please use 1-727-299-1620).

Please note the following regarding telephone, Internet or fax transfers:

☐	We will employ reasonable procedures to confirm that telephone instructions are genuine.

☐

If we follow these procedures, we are not liable for any loss, damage, cost or expense from complying with telephone instructions we reasonably believe to be authentic. You bear the risk of any such loss.

☐	If we do not employ reasonable confirmation procedures, we may be liable for losses due to unauthorized or fraudulent instructions.

☐

Such procedures may include requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of transactions to owners, and/or tape recording telephone instructions received from owners.

☐	We may also require written confirmation of your order.

☐	If you do not want the ability to make telephone transfers, you should notify us in writing at our mailing address.

☐	We will not be responsible for same-day processing of transfers if faxed to a number other than 1-727-299-1648 or 1-727-299-1620.

☐

We will not be responsible for any transmittal problems when you fax us your order unless you report it to us within five business days and send us proof of your fax transmittal. We may discontinue this option at any time.

We cannot guarantee that telephone and faxed transactions will always be available. For example, our offices may be closed during severe weather emergencies or there may be interruptions in telephone or fax service beyond our control. If the volume of calls is unusually high, we might not have someone immediately available to receive your order at our administrative office. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.

Similarly, online transactions processed via the Internet may not always be possible. Telephone and computer systems, whether yours, your Internet service provider’s, your agent’s or Western Reserve’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make your request or inquiry in writing. You should protect your personal identification number (PIN) because self-service options will be available to your agent of record and to anyone who provides your PIN. We will not be able to verify that the person using your PIN and providing instructions online is you or one authorized by you.

Fixed Account Transfers

Currently, we do not, but reserve the right to, limit the number of transfers out of the fixed account to one per Policy year. If we change this, we will notify you.

We reserve the right to limit the maximum amount you may transfer from the fixed account to the greater of:

☐	25% of the amount in the fixed account; or

☐	the amount you transferred from the fixed account in the immediately preceding Policy year.

We will make the transfer at the end of the valuation date on which we receive the request. We reserve the right to require that you make the transfer request in writing and that we receive the written transfer request no later than 30 days after a Policy anniversary. Transfers from the fixed account are not available through the Internet.

Except when used to pay premiums, we also may defer payment of any amounts from the fixed account for no longer than six months after we receive such written notice.

New Jersey: If your Policy was issued in the State of New Jersey, the fixed account is not available to you. You may not direct or transfer any money to the fixed account.

Conversion Rights

If, within 24 months of your Policy date, you transfer all of your subaccount values to the fixed account, then we will not charge you a transfer fee, even if applicable. You must make your request in writing to our mailing address.

Dollar Cost Averaging

Dollar cost averaging is an investment strategy designed to reduce the average purchase price per unit. The strategy spreads the allocation of your premium into the subaccounts over a period of time. This potentially allows you to reduce the risk of investing most of your premium into the subaccounts at a time when prices are high. The success of this strategy is not assured and depends on market trends. You should consider carefully your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high. We make no guarantee that dollar cost averaging will result in a profit or protect you against loss.

Under dollar cost averaging, we automatically transfer a set dollar amount from the WRL Transamerica Money Market subaccount, the WRL JPMorgan Core Bond subaccount or the fixed account to a subaccount that you choose. We will make the transfers monthly as of the end of the valuation date after the first Monthiversary after the reallocation date. We will make the first transfer in the month after we receive your request at our mailing address, provided that we receive the form by the 25th day of the month.

To start dollar cost averaging:	☐	You must submit a completed form signed by the owner to us at our mailing address requesting dollar cost averaging;

	☐	You may be required to have at least $5,000 in each account from which we will make transfers;

	☐	Your total transfers each month under dollar cost averaging may be limited to a minimum of $100; and

	☐	Each month, you may not transfer more than one-tenth of the amount that was in your fixed account at the beginning of dollar cost averaging.

You may request dollar cost averaging at any time. There is no charge for dollar cost averaging. However, each transfer under dollar cost averaging counts towards your 12 free transfers each year.

Dollar cost averaging will terminate if:	☐	We receive at our mailing address your or your registered representative’s or agent of record’s, request to cancel your participation;

	☐	The value in the accounts from which we make the transfers is depleted;

	☐	You elect to participate in the asset rebalancing program; or

	☐	You elect to participate in any asset allocation services provided by a third party.

If you terminate your participation in the dollar cost averaging program, we will stop making dollar cost averaging transfers without a new completed dollar cost averaging request form signed by the owner. We may modify, suspend, or discontinue dollar cost averaging at any time.

Asset Rebalancing Program

We also offer an asset rebalancing program under which you may transfer amounts periodically to maintain a particular percentage allocation among the subaccounts you have selected. Asset rebalancing is not available with the fixed account. Cash value allocated to each subaccount will grow or decline in value at different rates. The asset rebalancing program automatically reallocates the cash value in the subaccounts at the end of each period to match your Policy’s currently effective premium allocation schedule. Cash value in the fixed account and the dollar cost averaging program is not available for this program. This program does not guarantee gains. A subaccount may still have losses.

You may elect asset rebalancing to occur on a monthly, quarterly, semi-annual or annual basis. Once we receive the asset rebalancing request form at our mailing address, we will change your premium allocation instructions to match your asset rebalancing request instructions, and we will implement the asset rebalancing program on the date you indicated. You may modify your allocations quarterly. We will credit the amounts transferred at the unit value next determined on the dates the transfers are made. If a day on which rebalancing would ordinarily occur falls on a day on which the NYSE is closed, rebalancing will occur on the next day that the NYSE is open.

To start asset rebalancing:	☐	You must submit to us at our mailing address, a completed asset rebalancing request form, signed by the owner; and

	☐	You may be required to have a minimum cash value of $5,000 or make a $5,000 initial premium payment.

There is no charge for the asset rebalancing program. However, each reallocation we make under the program counts towards your 12 free transfers each year.

Asset rebalancing will cease if:	☐	you elect to participate in the dollar cost averaging program;

	☐	we receive at our mailing address, a request to discontinue participation from you, your registered representative, or agent of record;

	☐	you make any transfer to or from any subaccount other than under a scheduled rebalancing; or

	☐	you elect to participate in any asset allocation services provided by a third party.

You may start and stop participation in the asset rebalancing program at any time, but we restrict your right to re-enter the program to once each Policy year. If you wish to resume the asset rebalancing program, you must complete a new request form. We may modify, suspend, or discontinue the asset rebalancing program at any time.

Third Party Asset Allocation Services

We do not offer any asset allocation programs or any investment models for use with your life insurance policy. You may authorize and engage your own investment advisor to manage your account. These investment advisors may be firms or persons who also are appointed by us, or whose affiliated broker-dealers are appointed by us, as authorized sellers of the Policies. Even if this is the case, however, please note that the investment advisor you engage to provide advice and/or make transfers for you is not acting on our behalf, but rather is acting on your behalf. We do not offer advice about how to allocate your cash value under any circumstance. We are not responsible for any recommendations such investment advisors make, any investment models or asset allocation programs they choose to follow, or any specific transfers they make on your behalf.

Any fee that is charged by your investment advisor is in addition to the fees and expenses that apply under your Policy. We are not a party to the agreement you have with your investment advisor. You will, however, receive confirmations of transactions that affect your Policy. Note: If you make withdrawals of cash value to pay advisory fees, then taxes may apply to any such withdrawals and tax penalties may be assessed on withdrawals made before you attain age 59-1/2.

If your investment advisor has also acted as your insurance agent with respect to the sale of your Policy, he or she may be receiving compensation for services provided both as an insurance agent and investment advisor. Alternatively, the investment advisor may compensate the insurance agent from whom you purchased your Policy for the referral that led you to enter into your investment advisory relationship with the investment advisor. If you are interested in the details about the compensation that your investment advisor and/or your insurance agent receive in connection with your Policy, you should ask them for more details.

We, or an affiliate of ours, will process the financial transactions placed by your registered insurance agent or investment advisor. We reserve the right to discontinue doing so at any time and for any reason. We may require insurance agents or investment advisors, who are authorized by multiple policyowners to make financial transactions, to enter into an administrative agreement with Western Reserve as a condition of our accepting transactions on your behalf. The administrative agreement may impose limitations on the insurance agent’s or investment advisor’s ability to request financial transactions on your behalf. These limitations are intended to minimize the detrimental impact of an investment professional who is in a position to transfer large amounts of money for multiple clients in a particular portfolio or type of portfolio or are intended to comply with specific restrictions or limitations imposed by a portfolio(s) of Western Reserve.

Please note: Policies managed by your insurance agent also are subject to the restrictions on transfers between investment options that are discussed in the section entitled “Transfers – Disruptive Trading and Market Timing.” Since transfer activity under contracts managed by an insurance agent or third party investment adviser may result in unfavorable consequences to all policyowners invested in the affected options, we reserve the right to limit the investment options available to a particular owner whose policy is managed by the advisor or to impose other transfer restrictions we deem necessary. In addition, Western Reserve may enter into administrative agreements with insurance agents or investment advisors that impose limits on their ability to request financial transactions on behalf of one or more policyowners, which also may limit the available investment options, require advance notice of large transactions, or impose other trading limitations on your insurance agent. You and your insurance agent will be informed of all such restrictions on an ongoing basis. Limitations that we may impose on your insurance agent or investment advisor under the terms of the administrative agreement do not apply to financial transactions requested by an owner on their own behalf, except as otherwise described in this prospectus.

Policy Values

Cash Value:

☐

Varies from day to day, depending on the investment experience of the subaccounts you choose, the interest credited to the fixed account, the charges deducted and any other Policy transactions (such as additional premium payments, transfers, withdrawals and Policy loans);

☐	serves as the starting point for calculating values under a Policy;

☐	equals the sum of all values in each subaccount and the fixed account, including any amounts held in the loan reserve account (part of the fixed account) to secure any outstanding Policy loan;

☐	is determined on the Policy date and on each valuation date; and

☐	has no guaranteed minimum amount and may be more or less than premiums paid.

Net Surrender Value

The net surrender value is the amount we pay when you surrender your Policy while it is in force. We determine the net surrender value at the end of the valuation period when we receive your written surrender request at our mailing address.

Net surrender value on any valuation date equals:	☐	the cash value as of such date; minus

	☐	any surrender charge as of such date; minus

	☐	any outstanding Policy loan amount; minus

	☐	any accrued Policy loan interest.

Subaccount Value

Each subaccount’s value is the cash value in that subaccount. At the end of any valuation period, the subaccount’s value is equal to the number of units that the Policy has in the subaccount, multiplied by the unit value of that subaccount.

The number of units in any subaccount on any valuation date equals:	☐	the initial units purchased at unit value on the Policy date, or reallocation date, if different; plus

	☐	units purchased with additional net premium(s); plus

	☐	units purchased via transfers from another subaccount or the fixed account; minus

	☐	units redeemed to pay for monthly deductions; minus

	☐	units redeemed to pay for cash withdrawals; minus

	☐	units redeemed as part of a transfer to another subaccount or the fixed account (including the loan reserve account); minus

	☐	units redeemed to pay cash withdrawals and transfer charges.

Every time you allocate, transfer or withdraw money to or from a subaccount, we convert that dollar amount into units. We determine the number of units we credit to, or subtract from, your Policy by dividing the dollar amount of the allocation, transfer or cash withdrawal by the unit value for that subaccount next determined at the end of the valuation period on which the premium allocation, transfer request or cash withdrawal request is received: (i) at our mailing address (for written requests or payments by check); (ii) at our administrative office (for requests by fax or telephone, or for payments made through electronic credit and debit transactions); (iii) or electronically through our website.

Subaccount Unit Value

The value (or price) of each subaccount unit will reflect the investment performance of the portfolio in which the subaccount invests. Unit values will vary among subaccounts. The unit value of each subaccount was originally established at $10 per unit. The unit value may increase or decrease from one valuation period to the next.

The unit value of any subaccount at the end of a valuation period is calculated as:	☐	the total value of the portfolio shares held in the subaccount, including the value of any dividends or capital gains distribution declared and reinvested by the portfolio during the valuation period. This value is determined by multiplying the number of portfolio shares owned by the subaccount by the portfolio’s net asset value per share determined at the end of the valuation period; minus

	☐	a charge equal to the daily net assets of the subaccount multiplied by the daily equivalent of the daily mortality and expense risk charge; minus

	☐	the accrued amount of reserve for any taxes or other economic burden resulting from applying tax laws that we determine to be properly attributable to the subaccount; and the result divided by

	☐	the number of outstanding units in the subaccount before the purchase or redemption of any units on that date.

The portfolio in which any subaccount invests will determine its net asset value per share once daily, as of the close of the regular business session of the NYSE (usually 4:00 p.m. Eastern time) except on customary national holidays on which the NYSE is closed, which coincides with the end of each valuation period.

Fixed Account Value

On the Policy date, or the reallocation date, if different, the fixed account value is equal to the cash value allocated to the fixed account.

The fixed account value at the end of any valuation period is equal to:	☐	the sum of net premium(s) allocated to the fixed account; plus

	☐	any amounts transferred from a subaccount to the fixed account (including amounts transferred to the loan reserve account); plus

	☐	total interest credited to the fixed account; minus

	☐	amounts charged to pay for monthly deductions; minus

	☐	amounts withdrawn or surrendered from the fixed account to pay for cash withdrawals (including any cash withdrawal charges); minus

	☐	amounts transferred from the fixed account (including any transfer charges and any amounts transferred from the loan reserve account) to a subaccount.

Death Benefit

Death Benefit Proceeds

As long as the Policy is in force, we will determine the amount of and pay the death benefit proceeds on an individual Policy upon receipt at our mailing address of satisfactory proof of the insured’s death, plus written direction (from each eligible recipient of death benefit proceeds) regarding how to pay the death benefit payment, and any other documents, forms and information we need. We may require return of the Policy. We will pay the death benefit proceeds to the primary beneficiary(ies), if living, or to a contingent beneficiary. If each beneficiary dies before the insured and there is no contingent beneficiary, we will pay the death benefit proceeds to the owner or the owner’s estate. We will pay the death benefit proceeds in a lump sum or under a payment option.

Death benefit proceeds equal:	☐	the death benefit (described below); minus

	☐	any monthly deductions due during the grace period (if applicable); minus

	☐	any outstanding loan amount and accrued loan interest; plus

	☐	any additional insurance in force provided by rider.

We may further adjust the amount of the death benefit proceeds if we contest the Policy or if you misstate the insured’s age or gender.

Death Benefit

The Policy provides a death benefit. The death benefit is determined at the end of the valuation period in which the insured dies. You must select one of the three death benefit options we offer in your application. If you do not choose a death benefit option in the application, the Option A death benefit option will automatically be in effect. No matter which death benefit option you choose, we guarantee that, as long as the Policy does not lapse, the death benefit will never be less than the specified amount on the date of the insured’s death.

Death benefit Option A equals the greater of:	☐	the current specified amount; or

	☐	a specified percentage called the “limitation percentage,” multiplied by

• the cash value on the insured’s date of death.

Under Option A, your death benefit remains level unless the limitation percentage multiplied by the cash value is greater than the specified amount; then the death benefit will vary as the cash value varies.

The limitation percentage is the minimum percentage of cash value we must pay as the death benefit under federal tax requirements. It is based on the attained age of the insured at the beginning of each Policy year. The following table indicates the limitation percentages for different ages:

Attained Age	Limitation Percentage
40 and under	250%
41 to 45	250% minus 7% for each age over age 40
46 to 50	215% minus 6% for each age over age 45
51 to 55	185% minus 7% for each age over age 50
56 to 60	150% minus 4% for each age over age 55
61 to 65	130% minus 2% for each age over age 60
66 to 70	120% minus 1% for each age over age 65
71 to 75	115% minus 2% for each age over age 70
76 to 90	105%
91 to 95	105% minus 1% for each age over age 90
96 and older	100%

If the federal tax code requires us to determine the death benefit by reference to these limitation percentages, the Policy is described as “in the corridor.” An increase in the cash value will increase our risk, and we will increase the cost of insurance we deduct from the cash value.

Option A Illustration. Assume that the insured’s attained age is under 40, there have been no withdrawals or decreases in specified amount, and that there are no outstanding loans. Under Option A, a Policy with a $100,000 specified amount will generally pay $100,000 in death benefits. However, because the death benefit must be equal to or be greater than 250% of cash value, any time the cash value of the Policy exceeds $40,000, the death benefit will exceed the $100,000 specified amount. Each additional dollar added to the cash value above $40,000 will increase the death benefit by $2.50.

Similarly, as long as the cash value exceeds $40,000, each dollar taken out of the cash value will reduce the death benefit by $2.50. If at any time the cash value multiplied by the limitation percentage is less than the specified amount, the death benefit will equal the specified amount of the Policy reduced by the dollar value of any cash withdrawals.

Death benefit Option B equals the greater of:	☐	the current specified amount; plus

• the cash value on the insured’s date of death; or

	☐	the limitation percentage, multiplied by

• the cash value on the insured’s date of death.

Under Option B, the death benefit always varies as the cash value varies.

Option B Illustration. Assume that the insured’s attained age is under 40 and that there are no outstanding loans. Under Option B, a Policy with a specified amount of $100,000 will generally pay a death benefit of $100,000 plus cash value. Thus, a Policy with a cash value of $10,000 will have a death benefit of $110,000 ($100,000 + $10,000). The death benefit, however, must be at least 250% of cash value. As a result, if the cash value of the Policy exceeds $66,667, the death benefit will be greater than the specified amount plus cash value. (The figure of $66,667 is derived by solving for cash value in the following calculation: $100,000 plus cash value = 250% multiplied by cash value.) Each additional dollar of cash value above $66,667 will increase the death benefit by $2.50.

Similarly, any time cash value exceeds $66,667, each dollar taken out of cash value will reduce the death benefit by $2.50. If at any time, cash value multiplied by the limitation percentage is less than the specified amount plus the cash value, then the death benefit will be the specified amount plus the cash value of the Policy.

Death benefit Option C equals the greater of:	☐	death benefit Option A; or

	☐	the current specified amount, multiplied by

• an age-based “factor” equal to the lesser of

• 1.0 or

• 0.04 times (95 minus insured’s attained age at death) (the “factor” will never be less than zero); plus

• the cash value on the insured’s date of death.

Under Option C, the death benefit varies with the cash value and the insured’s attained age.

Option C—Three Illustrations.

1. Assume that the insured is under age 40 and that there are no outstanding loans. Under Option C, a Policy with a specified amount of $100,000 and with a cash value of $10,000 will have a death benefit of $110,000 ($100,000 x the minimum of (1.0 and (0.04 x (95-40))) + $10,000). Until the insured attains age 71, this benefit is the same as the Option B benefit.

2. Assume that the insured is attained age 75 and that there are no outstanding loans. Under Option C, a Policy with a specified amount of $100,000 and with a cash value of $22,000 will have a death benefit of $102,000 ($100,000 x the minimum of (1.0 and (0.04 x (95-75))) + $22,000).

3. Assume that the insured is attained age 75 and that there are no outstanding loans. Under Option C, a Policy with a specified amount of $100,000 and with a cash value of $9,000 will have a death benefit equal to the specified amount of $100,000, since the calculation of $100,000 times the minimum of (1.0 and (0.04 x (95-75))) plus $9,000 is less than the specified amount.

Effect of Cash Withdrawals on the Death Benefit

If you choose Option A, a cash withdrawal will reduce the specified amount by an amount equal to the amount of the cash withdrawal. We will not impose a decrease charge when the specified amount is decreased as a result of taking a cash withdrawal. Regardless of the death benefit option you choose, a cash withdrawal will reduce the death benefit by at least the amount of the withdrawal.

Choosing Death Benefit Options

You must choose one death benefit option on your application. This is an important decision. The death benefit option you choose will have an impact on the dollar value of the death benefit, on your cash value, and on the amount of cost of insurance charges you pay.

If you do not select a death benefit option on your application, we will assume you selected death benefit Option A and will ask you to confirm the selection of Option A in writing or choose one of the other death benefit options.

You may find Option A more suitable for you if your goal is to increase your cash value through positive investment experience. You may find Option B more suitable if your goal is to increase your total death benefit. You may find Option C more suitable if your goal is to increase your total death benefit before you reach attained age 70, and to increase your cash value through positive investment experience thereafter.

Changing the Death Benefit Option

After the third Policy year, you may change your death benefit option once each Policy year. We will notify you of the new specified amount.

☐	You must send your written request to our mailing address.

☐	The effective date of the change will be the Monthiversary on or following the date when we receive your request for a change.

☐	You may not make a change that would decrease the specified amount below the minimum specified amount shown on your Policy schedule page.

☐	There may be adverse federal tax consequences. You should consult a tax advisor before changing your Policy’s death benefit option.

Increasing/Decreasing the Specified Amount

You may increase the specified amount once each Policy year if you have not already decreased the specified amount that year. After the Policy has been in force for three years, you may decrease the specified amount once each Policy year if you have not already increased the specified amount that year. An increase or decrease in the specified amount will affect your cost of insurance charge and your minimum monthly guarantee premium, your ability to maintain the no lapse period guarantee, and may have adverse federal tax consequences.

In addition, an increase or decrease in specified amount may move the Policy into a different specified amount band, so that your overall cost of insurance rate and premium expense charge rate will change. An increase in specified amount will be treated as an additional layer of coverage with its own cost of insurance rates, surrender charges and surrender charge period. If you increase your specified amount, we will notify you of your new minimum monthly guarantee premium and surrender charge schedule.

You should consult a tax advisor before increasing or decreasing your Policy’s specified amount.

Conditions for and impact of decreasing the specified amount:	☐	You must send your written request to our mailing address;

	☐	Decreases are only allowed after the third Policy year;

	☐	You may not increase and decrease your specified amount in the same Policy year;

	☐	You may not decrease your specified amount lower than the minimum specified amount under band 1 shown on your Policy schedule page;

	☐	You may not decrease your specified amount if it would disqualify your Policy as life insurance under the Internal Revenue Code;

	☐	Until the later of the end of the surrender charge period or the Policy anniversary on or following the insured’s 65th birthday, we may limit the amount of decrease to no more than 20% of the then current specified amount;

	☐	A decrease in specified amount will take effect on the Monthiversary on or after we receive your written request;

	☐	We will assess a decrease charge against the cash value if you request a decrease in your specified amount within the first 15 Policy years (or during the 15 year period subsequent to an increase in specified amount).

Conditions for and impact of increasing the specified amount:	☐	Your request must be applied for on a supplemental application and must include evidence of insurability satisfactory to us;

	☐	An increase in specified amount requires our approval and will take effect on the Monthiversary on or after the day we approve your request;

	☐	We may require your increase in specified amount to be at least $50,000;

	☐	You may not decrease and increase your specified amount in the same Policy year.

If an increase or decrease to your Policy’s specified amount causes your specified amount band to change, then we will apply the new premium expense charge and cost of insurance rates to the amounts in the new band as of the effective date of the increase or decrease in specified amount. The new minimum monthly guarantee premium is effective on the date of increase or decrease. In addition, each increase in specified amount will have its own surrender charges that apply for 15 years after any increase. This charge may significantly reduce your net surrender value.

Payment Options

There are several ways of receiving proceeds under the death benefit and surrender provisions of the Policy, other than in a lump sum. These are described under “Settlement Options” in your Policy and in the SAI.

Surrenders and Cash Withdrawals

Surrenders

You must make a written request containing an original signature to surrender your Policy for its net surrender value as calculated at the end of the valuation date on which we receive your request at our mailing address. The insured must be alive, the Policy must be in force, and it must be before the maturity date when you make your written request. A surrender is effective as of the date when we receive your written request at our mailing address. You will incur a surrender charge if you surrender the Policy during the first 15 Policy years (or during the 15-year period subsequent to an increase in specified amount). Written requests to surrender a Policy that are received at our mailing address before the NYSE closes are priced using the subaccount unit value determined at the close of that regular business session of the NYSE (usually 4:00 p.m. Eastern time). If we receive a written request at our mailing address after the NYSE closes, we will process the surrender request using the subaccount unit value determined at the close of the next regular business session of the NYSE.

Once you surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated. We will normally pay you the net surrender value in a lump sum within seven days or under a settlement option. A surrender may have tax consequences. See “Federal Income Tax Considerations.”

Cash Withdrawals

After the first Policy year, you may request a cash withdrawal of a portion of your cash value subject to certain conditions.

Cash withdrawal conditions:	☐	You must send your written cash withdrawal request with an original signature to our mailing address. If your withdrawal request is less than $50,000, then you may fax it to us at 1-727-299-1620.

	☐	We only allow one cash withdrawal per Policy year.

	☐	We may limit the amount you can withdraw to at least $500 and the remaining net surrender value following a withdrawal may not be less than $500. During the first 10 Policy years, the amount of the withdrawal may be limited to no less than $500 and to no more than 10% of the net surrender value. After the 10th Policy year, the amount of a withdrawal may be limited to no less than $500 and to no more than the net surrender value less $500.

	☐	You may not take a cash withdrawal if it will reduce the specified amount below the minimum specified amount set forth in the Policy.

	☐	You may specify the subaccount(s) and the fixed account from which to make the withdrawal. If you do not specify an account, we will take the withdrawal from each account in accordance with your current premium allocation instructions.

	☐	We generally will pay a cash withdrawal request within seven days following the valuation date we receive the request at our mailing address.

	☐	We will deduct a processing fee equal to $25 or 2% of the amount you withdraw, whichever is less. We deduct this amount from the withdrawal, and we pay you the balance.

	☐	You may not take a cash withdrawal that would disqualify your Policy as life insurance under the Internal Revenue Code.

	☐	A cash withdrawal may have tax consequences.

A cash withdrawal will reduce the cash value by the amount of the cash withdrawal, and will reduce the death benefit by at least the amount of the cash withdrawal. When death benefit Option A is in effect, a cash withdrawal will reduce the specified amount by an amount equal to the amount of the cash withdrawal. This decrease in specified amount may cause your Policy to be in a lower specified amount band, so that your cost of insurance rates would be higher. You also may have to pay higher minimum monthly guarantee premiums and premium expense charges. We will not impose a decrease charge when the specified amount is decreased as a result of taking a cash withdrawal.

When we incur extraordinary expenses, such as overnight mail expenses or wire service fees, for expediting delivery of your partial withdrawal or complete surrender payment, we will deduct that charge from the payment. We currently charge $20 for an overnight delivery ($30 for Saturday delivery) and $25 for wire service. You can obtain further information about these charges by contacting us at our mailing address or our administrative office.

Canceling a Policy

You may cancel a Policy for a refund during the “free-look period” by returning it, with a written request to cancel the Policy, to our mailing address or our administrative office, to one of our branch offices, or to the registered representative who sold you the Policy. The “free-look period” expires 10 days after you receive the Policy. In some states you may have more than 10 days. If you decide to cancel the Policy during the “free-look period”, we will treat the Policy as if it had never been issued. We will pay the refund within seven days after we receive the written request and returned Policy at our mailing address. The amount of the refund will be:

☐	any charges and taxes we deduct from your premiums; plus

☐	any monthly deductions or other charges we deducted from amounts you allocated to the subaccounts and the fixed account; plus

☐	your cash value in the subaccounts and the fixed account on the date the written request and Policy are received at our mailing address.

Some states may require us to refund all of the premiums you paid for the Policy. (See Policy Features – Premiums – Allocation Premiums – Reallocation Account.) In addition, some states may require us to allocate premium according to a policyowner’s instructions during the “free-look period.”

Loans

General

After the first Policy year (as long as the Policy is in force) you may borrow money from us using the Policy as the only security for the loan. We may permit a loan prior to the first anniversary for Policies issued pursuant to 1035 Exchanges. A loan that is taken from, or secured by, a Policy may have tax consequences. See “Federal Income Tax Considerations.”

Policy loans are subject to certain conditions:	☐	we may require you to borrow at least $500; and

	☐	the maximum amount you may borrow is 90% of the cash value, less any surrender charge and any outstanding policy loan, including accrued interest.

When you take a loan, we will withdraw an amount equal to the requested loan from each of the subaccounts and the fixed account based on your current premium allocation instructions (unless you specify otherwise). We will transfer that amount to the loan reserve account. The loan reserve account is the portion of the fixed account to which amounts are transferred as collateral for a Policy loan.

We normally pay the amount of the loan within seven days after we receive a proper loan request at our mailing address or, in the limited circumstances described below, by fax at our administrative office).

We may postpone payment of loans under certain conditions.

You may request a loan by telephone by calling us at our administrative office at 1-800-851-9777, Monday - Friday, between the hours of 8:30 a.m.- 7:00 p.m. Eastern time. If the loan amount you request exceeds $50,000 or if the address of record has been changed within the past 10 days, we may reject your request or require a signature guarantee. If you do not want the ability to request a loan by telephone, you should notify us in writing at our mailing address. You will be required to provide certain information for identification purposes when you request a loan by telephone. We may ask you to provide us with written confirmation of your request. We will not be liable for processing a loan request if we believe the request is genuine.

You may also fax your loan request to us at our administrative office at 1-727-299-1620 (subject to a $499,999 limit by fax). We will not be responsible for any transmittal problems when you fax your request unless you report it to us within five business days and send us proof of your fax transmittal.

You can repay a loan at any time while the Policy is in force. Loan repayments must be sent to our mailing address and will be credited as of the date received. We will consider any payments you make on the Policy to be premium payments unless the payments are clearly identified as loan repayments. Because we do not apply the premium expense charge to loan repayments, it is very important that you indicate clearly if your payment is intended to repay all or part of a loan.

At each Policy anniversary, we will compare the outstanding loan amount, including accrued loan interest, to the amount in the loan reserve account. We will also make this comparison any time you repay all or part of the loan, or make a request to borrow an additional amount. At each such time, if the outstanding loan amount, including accrued loan interest, exceeds the amount in the loan reserve account, we will withdraw the difference from the subaccounts and the fixed account and transfer it to the loan reserve account, in the same manner as when a loan is made. If the amount in the loan reserve account exceeds the amount of the outstanding loan, including accrued loan interest, we will withdraw the difference from the loan reserve account and transfer it to the subaccounts and the fixed account in the same manner as current premiums are allocated. No charge will be imposed for these transfers, and these transfers are not treated as transfers in calculating the transfer charge. We reserve the right to require a transfer to the fixed account if the loans were originally transferred from the fixed account.

Interest Rate Charged

We currently charge you an effective annual interest rate on a Policy loan of 3.75% (4.0% maximum guaranteed) on each Policy anniversary. After the 10th Policy year, we may apply preferred loan charged rates on an amount equal to the cash value minus total premiums paid (less any cash withdrawals) and minus any outstanding loan amount including accrued loan interest. The current preferred loan effective annual interest rate charged is 3.00% and is not guaranteed.

Loan Reserve Interest Rate Credited

We will credit the amount in the loan reserve account with interest at an effective annual rate of 3.0%. After offsetting the 3.0% interest we credit, the net cost of loans currently is 0.75% annually (1.0% maximum guaranteed).

Effect of Policy Loans

A Policy loan reduces the death benefit proceeds and net surrender value by the amount of any outstanding loan amount, including accrued loan interest. Repaying the loan causes the death benefit proceeds and net surrender value to increase by the amount of the repayment. As long as a loan is outstanding, we hold an amount equal to the loan as of the last Policy anniversary plus any accrued interest net of any loan payments. This amount is not affected by the separate account’s investment performance and may not be credited with the interest rates accruing on the unloaned portion of cash value in the fixed account. Amounts transferred from the separate account to the loan reserve account will affect the value in the separate account because we credit such amounts with an interest rate declared by us rather than a rate of return reflecting the investment results of the separate account.

We also currently charge interest on Policy loans at an effective new annual rate of 3.75%. Because interest is added to the amount of the Policy loan to be repaid, the size of the loan will constantly increase unless the Policy loan is repaid.

There are risks involved in taking a Policy loan, including the potential for a Policy to lapse if projected earnings, taking into account outstanding loans, are not achieved. A Policy loan may also have possible adverse tax consequences. You should consult a tax advisor before taking out a Policy loan.

We will notify you (and any assignee of record) if a loan causes your net surrender value to reach zero. If you do not submit a sufficient payment within 61 days from the date of the notice, your Policy may lapse.

Policy Lapse and Reinstatement

Lapse

Your Policy may not necessarily lapse (terminate without value) if you fail to make a planned periodic payment. However, even if you make all your planned periodic payments, there is a possibility that your Policy will lose value and lapse. This Policy provides a no lapse period. See below. Once your no lapse period ends, or if the no lapse period guarantee is not in effect, your Policy may lapse (terminate without value) if the net surrender value on any Monthiversary is less than the monthly deductions due on that day. Such lapse might occur if unfavorable investment experience, loans and cash withdrawals cause a decrease in the net surrender value, or you have not paid sufficient premiums as discussed below to offset the monthly deductions.

If the net surrender value is not enough to pay the monthly deductions, we will mail a notice to your last known address and any assignee of record. The notice will specify the minimum payment you must pay and the final date by which we must receive the payment to prevent a lapse. We generally require that you make the payment within 61 days after the date of the notice. This 61-day period is called the grace period. We pay the death benefit proceeds if an insured dies during the grace period. If we do not receive the specified minimum payment by the end of the grace period, all coverage under the Policy will terminate without value.

No Lapse Period Guarantee

This Policy provides a no lapse guarantee during the no lapse period. As long as you keep the no lapse period guarantee in effect, your Policy will not lapse and no grace period will begin. Even if your net surrender value is not enough to pay your monthly deductions, the Policy will not lapse as long as the no lapse period guarantee is in effect. The no lapse period guarantee will not extend beyond the no lapse date stated in your Policy. Each month we determine whether the no lapse period guarantee is still in effect. If the no lapse period guarantee is not in effect and the Policy is still in force, it can be restored by paying sufficient minimum monthly guarantee premiums at any time before the no lapse date.

No lapse date	☐	For a Policy issued to any insured ages 0-60, the no lapse date is the lesser of the number of years to attained age 65 or the 20th Policy anniversary.

	☐	For a Policy issued to an insured ages 61-85, the no lapse date is the fifth Policy anniversary.

	☐	The no lapse date is specified in your Policy.

Early termination of the no lapse period	☐	The no lapse period guarantee will not be effective if you do not pay sufficient minimum monthly guarantee premiums.

	☐	You must pay total premiums (minus withdrawals, outstanding loan amounts, and any decrease charge) that equal at least:

• the sum of the minimum monthly guarantee premiums in effect for each month from the Policy date up to and including the current month.

Effect of changes on minimum monthly guarantee premium	☐	If, during the no lapse period, you change death benefit options, increase or decrease the specified amount, or add, terminate, increase or decrease a rider, we will adjust the minimum monthly guarantee premium. Depending upon the change made to the Policy or rider and the resulting impact on the level of the minimum monthly guaranteed premium, you may need to pay additional premiums to keep the Policy in force. We will not extend the length of the no lapse period.

You will lessen the risk of Policy lapse if you keep the no lapse period in effect. Before you take a cash withdrawal or a loan or decrease the specified amount or add, increase or decrease a rider, you should consider carefully the effect it will have on the no lapse period guarantee.

See “Minimum Monthly Guarantee Premium” for a discussion of how the minimum monthly guarantee premium is calculated and can change.

Reinstatement

We may reinstate a lapsed Policy within five years after the lapse (and prior to the maturity date). To reinstate the Policy you must:

☐	submit a written application for reinstatement to our mailing address;

☐	provide evidence of insurability satisfactory to us;

☐

if the no lapse period has expired, pay an amount sufficient to provide a net premium equal to any uncollected monthly deductions due up to the time of termination, plus two monthly deductions due in advance at the time of reinstatement, plus an amount sufficient to increase the cash value above the surrender charges in effect at the time of reinstatement;

☐

if the no lapse period has not expired, pay the lesser of the premium described directly above, or the total minimum monthly guarantee premium from the Policy date through the month of lapse, plus two months of minimum monthly guarantee premiums, minus premiums previously paid net of any withdrawals, outstanding loans, accrued loan interest and surrender charge assessed upon a decrease in specified amount that has been deducted from the cash value.

The cash value of the loan reserve on the reinstatement date will be zero. Your net surrender value on the reinstatement date will equal the cash value at the time your Policy lapsed, plus any net premiums you pay at reinstatement, minus one monthly deduction and any surrender charge. The reinstatement date for your Policy will be the Monthiversary on or following the day we approve your application for reinstatement. We may decline a request for reinstatement. We will not reinstate indebtedness.

Federal Income Tax Considerations

The following summarizes some of the basic federal income tax considerations associated with a Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Please consult counsel or other qualified tax advisors for more complete information. We base this discussion on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the “IRS”). Federal income tax laws and the current interpretations by the IRS may change.

Tax Status of the Policy

A Policy must satisfy certain requirements set forth in the Internal Revenue Code (the “Code”) in order to qualify as a life insurance policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that this Policy should generally satisfy the applicable Code requirements.

In certain circumstances, owners of variable life insurance policies have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their policies due to their ability to exercise investment control over those assets. Where this is the case, the policyowners have been currently taxed on income and gains attributable to the separate account assets. There is little guidance in this area, and some features of the Policies, such as your flexibility to allocate premiums and cash values, have not been explicitly addressed in published rulings. We believe that the Policy does not give you investment control over separate account assets.

In addition, the Code requires that the investments of the separate account be “adequately diversified” in order to treat the Policy as a life insurance policy for federal income tax purposes. We intend that the separate account, through the portfolios, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance policy for federal income tax purposes.

Tax Treatment of Policy Benefits

In General. We believe that the Policy described in this prospectus is a life insurance policy under Code Section 7702. Section 7702 affects the taxation of life insurance policies and places limits on the relationship of the accumulation value to the death benefit. As life insurance policies, the death benefits of the policies are generally excludable from the gross income of the beneficiaries. In the absence of any guidance from the IRS on the issue, we believe that providing an amount at risk after age 99 in the manner provided should be sufficient to maintain the excludability of the death benefit after age 99. However, lack of specific IRS guidance makes the tax treatment of the death benefit after age 99 uncertain. Also, any increase in accumulation value should generally not be taxable until received by you or your designee. However, if your Policy is a modified endowment contract you may be taxed when you take a Policy loan, pledge or assign the Policy. Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Policy proceeds depend on your circumstances and the beneficiary’s circumstances. A tax advisor should be consulted on these consequences.

Generally, you will not be deemed to be in constructive receipt of the cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy (e.g., by assignment), the tax consequences depend on whether the Policy is classified as a “Modified Endowment Contract” (“MEC”). Moreover, if a loan from a Policy that is not a MEC is outstanding when the Policy is surrendered or lapses, the amount of outstanding indebtedness will be used to determine to the amount distributed and will be taxed accordingly.

Modified Endowment Contracts. Under the Code, certain life insurance policies are classified as MECs and receive less favorable tax treatment than other life insurance policies. The rules are too complex to summarize here, but generally depend on the amount of premiums paid during the first seven Policy years or in the seven Policy years following certain changes in the Policy. Certain changes in the Policy after it is issued could also cause the Policy to be classified as a MEC. Due to the Policy’s flexibility, each Policy’s circumstances will determine whether the Policy is classified as a MEC. Among other things, a reduction in benefits could cause a Policy to become a MEC. If you do not want your Policy to be classified as a MEC, you should consult a tax advisor to determine the circumstances, if any, under which your Policy would or would not be classified as a MEC.

Upon issue of your Policy, we will notify you as to whether or not your Policy is classified as a MEC based on the initial premium we receive. If your Policy is not a MEC at issue, then you will also be notified of the maximum amount of additional premiums you can pay without causing your Policy to be classified as a MEC. If a payment would cause your Policy to become a MEC, you and your agent will be notified. At that time, you will need to notify us if you want to continue your Policy as a MEC. Unless you notify us that you do want to continue your Policy as a MEC, we will refund the dollar amount of the excess premium that would cause the Policy to become a MEC.

Multiple Policies. All MECs that we issue (or that our affiliates issue) to the same owner during any calendar year are treated as one MEC for purposes of determining the amount includible in the owner’s income when a taxable distribution occurs.

Distributions (other than Death Benefits) from MECs. Policies classified as MECs are subject to the following tax rules:

☐

All distributions other than death benefits from a MEC, including distributions upon surrender and cash withdrawals, will be treated first as distributions of gain taxable as ordinary income. They will be treated as tax-free recovery of the owner’s investment in the Policy only after all gain has been distributed. Your investment in the Policy is generally your total premium payments. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

☐

Loans taken from or secured by , by assignment from such a Policy are treated as distributions and taxed accordingly. If the Policy is part of a collateral assignment split dollar arrangement, the initial assignment as well as increases in cash value during the assignment may be treated as distributions and considered taxable.

☐

A 10% additional federal income tax is imposed on the amount included in income except where the distribution or loan is made when you have attained age 59  1/2 or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and the beneficiary.

☐

If a Policy becomes a MEC, distributions that occur during the Policy year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution from a Policy that is not a MEC at the time when the distribution is made could later become taxable as a distribution from a MEC.

Distributions (other than Death Benefits) from Policies that are not MECs. Distributions from a Policy that is not a MEC are generally treated first as a recovery of your investment in the Policy, and as taxable income after the recovery of all investment in the Policy. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance policy for federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax. Distributions from or loans from or secured by a Policy that is not a MEC are not subject to the 10% additional tax.

Policy Loans. Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. Instead, such loans are treated as indebtedness. If a loan from a Policy that is not a MEC is outstanding when the Policy is surrendered or lapses, the amount of the outstanding indebtedness will be taxed as if it were a distribution at that time. The tax consequences associated with Policy loans outstanding after the first 10 Policy years with preferred loan rates are less clear and a tax advisor should be consulted about such loans.

Deductibility of Policy Loan Interest. In general, interest you pay on a loan from a Policy will not be deductible. Before taking out a Policy loan, you should consult a tax advisor as to the tax consequences.

Investment in the Policy. Your investment in the Policy is generally the sum of the premium payments you made. When a distribution from the Policy occurs, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Withholding. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient’s federal income tax liability. The federal income tax withholding rate is generally 10% of the taxable amount of the distribution. Withholding applies only if the taxable amount of all distributions are at least $200 during a taxable year. Some states also require withholding for state income taxes. With the exception of amounts that represent eligible rollover distributions from Pension Plans and 403(b) arrangements, which are subject to mandatory withholding of 20% for federal tax, recipients can generally elect, however, not to have tax withheld from distributions. If the taxable distributions are delivered to foreign countries, U.S. persons may not elect out of withholding. Taxable distributions to non-resident aliens are generally subject to withholding at a 30% rate unless withholding is eliminated under an international treaty with the United States. The payment of death benefits is generally not subject to withholding.

Business Uses of the Policy. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans and business uses of the Policy may vary depending on the particular facts and circumstances of each individual arrangement and business uses of the Policy. Therefore, if you are contemplating using the Policy in any such arrangement, you should be sure to consult a tax advisor as to tax attributes of the arrangement and in its use of life insurance. In recent years, moreover, Congress and the IRS have adopted new rules relating to nonqualified deterred compensation and to life insurance owned by businesses and life insurance used in split-dollar arrangements. The IRS has recently issued new guidance regarding concerns in the use of life insurance in employee welfare benefit plans, including, but not limited to, the deduction of employer contributions and the status of such plans as listed transactions. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor. Recent legislation under Section 101(j) of the Internal Revenue Code has imposed notice, consent and other provisions on policies owned by employees and certain other policies in order to receive death benefits tax-free and added additional reporting requirements.

Alternative Minimum Tax. There also may be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the policyowner is subject to that tax.

Living Benefit Rider (an Accelerated Death Benefit). We believe that the single-sum payment we make under this rider should be fully excludible from the gross income of the beneficiary, except in certain business contexts. You should consult a tax advisor about the consequences of adding this rider to your Policy, or requesting a single-sum payment.

Continuation of Policy Beyond Age 100. The tax consequences of continuing the Policy beyond the insured’s attained age 100 are unclear and may include taxation of the gain in the Policy at the original maturity date or the taxation of the death benefit in whole or in part. You should consult a tax advisor if you intend to keep the Policy in force beyond the insured’s attained age 100.

Other Tax Considerations. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

Special Rules for Pension Plans and Section 403(b) Arrangements. If the Policy is purchased in connection with a section 401(a) qualified pension or profit sharing plan, including a section 401(k) plan, or in connection with a section 403(b) plan or program, federal and state income and estate tax consequences could differ from those stated in this prospectus. The purchase may also affect the qualified status of the plan. You should consult a qualified tax advisor in connection with such purchase.

Policies owned under these types of plans may be subject to the Employee Retirement Income Security Act of 1974, or ERISA, which may impose additional requirements on the purchase of policies by such plans. You should consult a qualified advisor regarding ERISA.

Other Policy Information

Benefits at Maturity

If the insured is living and the Policy is in force, the Policy will mature on the Policy anniversary nearest the insured’s 100th birthday. This is the maturity date. On the maturity date we will pay you the net surrender value of your Policy.

If you send a written request to our mailing address, we will extend the maturity date if your Policy is still in force on the maturity date. Any riders in force on the scheduled maturity date will terminate on that date and will not be extended. Policy loans, partial withdrawals, and subaccount transfers may continue during the extension. Interest on any outstanding Policy loans will continue to accrue during the period for which the maturity date is extended. You must submit a written request to our mailing address for the extension between 90 and 180 days prior to the maturity date and elect one of the following:

1.	If you had previously selected death benefit Option B or C, we will change the death benefit to Option A. On each valuation date, we will adjust the specified amount to equal the cash value, and the limitation percentage will be 100%. We will not permit you to make additional premium payments unless it is required to prevent the Policy from lapsing. We will waive all future monthly deductions; or

2.	We will automatically extend the maturity date until the next Policy anniversary. You must submit a written request to our mailing address, between 90 and 180 days before each subsequent Policy anniversary, stating that you wish to extend the maturity date for another Policy year. All benefits and charges will continue as set forth in your Policy. We will charge the then current cost of insurance rates.

If you choose 2 above, you may change your election to 1 above at any time. However, if you choose 1 above, then you may not change your election to 2 above.

The tax consequences of extending the maturity date beyond the 100th birthday of the insured are uncertain, and may include taxation of the gain in the Policy at the original maturity date or taxation of the death benefit in whole or in part. You should consult a tax advisor as to those consequences.

Payments We Make

We usually pay the amounts of any surrender, cash withdrawal, death benefit proceeds, or settlement options within seven calendar days after we receive all applicable written notices and/or due proofs of death at our mailing address. However, we can postpone such payments if:

☐	the NYSE is closed, other than customary weekend and holiday closing, or trading on the NYSE is restricted as determined by the SEC; or

☐	the SEC permits, by an order, the postponement for the protection of policyowners; or

☐	the SEC determines that an emergency exists that would make the disposal of securities held in the separate account or the determination of their value not reasonably practicable.

If you have submitted a recent check or draft, we have the right to defer payment of surrenders, cash withdrawals, death benefit proceeds, or payments under a settlement option until such check or draft has been honored. We also reserve the right to defer payment of transfers, cash withdrawals, death benefit proceeds, or surrenders from the fixed account for up to six months.

If mandated under applicable law, we may be required to reject a premium payment and/or block a policyowner’s account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits until instructions are received from the appropriate regulators. We may also be required to provide additional information about you or your account to governmental regulators.

Split Dollar Arrangements

You may enter into a split dollar arrangement with another owner or another person(s) whereby the payment of premiums and the right to receive the benefits under the Policy (i.e., cash surrender value of insurance proceeds) are split between the parties. There are different ways of allocating these rights.

For example, an employer and employee might agree that under a Policy on the life of the employee, the employer will pay the premiums and will have the right to receive the cash surrender value. The employee may designate the beneficiary to receive any insurance proceeds in excess of the cash surrender value. If the employee dies while such an arrangement is in effect, the employer would receive from the insurance proceeds the amount that he would have been entitled to receive upon surrender of the Policy and the employee’s beneficiary would receive the balance of the proceeds.

No transfer of Policy rights pursuant to a split dollar arrangement will be binding on us unless in writing and received by us at our mailing address. Split dollar arrangements may have tax consequences. You should consult a tax advisor before entering into a split dollar arrangement.

On July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the “Act”). The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans of publicly-traded companies is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, as long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

In addition, the IRS issued guidance that affects the tax treatment of split-dollar arrangements and the Treasury Department issued final regulations that would significantly affect the tax treatment of such arrangements. The IRS guidance and the final regulations affect all split dollar arrangements, not just those involving publicly-traded companies. Consult your qualified tax advisor with respect to the effect of this current and proposed guidance on your split dollar policy.

Policy Termination

Your Policy will terminate on the earliest of:

☐	the maturity date;

☐	the date the insured dies;

☐	the end of the grace period; or

☐	the date the Policy is surrendered.

Supplemental Benefits (Riders)

The following supplemental benefits (riders) are available and may be added to a Policy. Monthly charges for these riders are deducted from the cash value as part of the monthly deductions. The riders available with the Policies do not build cash value and provide benefits that do not vary with the investment experience of the separate account. For purposes of the riders, the primary insured is the person insured under the Policy. These riders may not be available in all states, certain benefits and features may vary by state and they may be available under a different name in some states. Adding these supplemental benefits to an existing Policy or canceling them may have tax consequences; you should consult a tax advisor before doing so.

Children’s Insurance Rider

This rider provides a face amount of insurance on the primary insured’s children. Our current minimum face amount for this rider for issue ages 15 days – 18 years of age is $5,000. The maximum face amount is $20,000. At each child’s age 25 or upon the death of the primary insured, whichever happens first, this rider may be converted to a new policy on each child insured with a maximum face amount of up to five times the face amount of the rider. We will pay a death benefit once we receive proof that the insured child died while both the rider and coverage were in force for that child. If the primary insured dies while the rider is in force, we will terminate the rider 31 days after the death, and we will offer a separate life insurance policy to each insured child.

Accidental Death Benefit Rider

Our current minimum face amount for this rider for issue ages 15-59 is $10,000. The maximum face amount available for this rider is $150,000 (up to 150% of specified amount).

Subject to certain limitations, we will pay the face amount if the primary insured’s death results solely from accidental bodily injury where:

☐	the death is caused by external, violent, and accidental means;

☐	the death occurs within 90 days of the accident; and

☐	the death occurs while the rider is in force.

The rider will terminate on the earliest of:

☐	the Policy anniversary nearest the primary insured’s 70th birthday;

☐	the date the Policy terminates; or

☐	the Monthiversary when the rider terminates at the owner’s request.

Other Insured Rider

This rider may insure the spouse (or a non-spouse Other Insured where required by state law) and/or dependent children of the primary insured. Please note that if a non-spouse Other Insured, as required by state law, is the insured, there may be adverse tax consequences. Subject to the terms of the rider, we will pay the face amount of the rider to the primary insured. Our current minimum face amount for this rider for issue ages 0-85 is $10,000. The maximum face amount is the lesser of $500,000 or the amount of coverage on the primary insured. The maximum number of Other Insured Riders that is allowed on any one Policy is five (5). We will pay the rider’s face amount when we receive proof at our mailing address of the Other Insured’s death. Subject to the following conditions, on any Monthiversary while the rider is in force, you may convert it to a new policy on the Other Insured’s life (without evidence of insurability).

Conditions to convert the rider:	☐	Your request must be in writing and sent to our mailing address;

	☐	The Other Insured has not reached his/her 70th birthday;

	☐	The new policy is any permanent insurance policy that we currently offer for conversion;

	☐	Subject to the minimum specified amount required for the new policy, the amount of the insurance under the new policy will equal the face amount in force under the rider as long as it meets the minimum face amount requirements of the original Policy; and

	☐	We will base your premium on the Other Insured’s rate class under the rider.

Termination of the rider:	The rider will terminate on the earliest of:

	☐	the maturity date of the Policy;

	☐	the Policy anniversary nearest to the Other Insured ‘s 100th birthday;

	☐	the date the Policy terminates for any reason except for death of the primary insured;

	☐	31 days after the death of the primary insured;

	☐	the date of conversion of this rider; or

	☐	the Monthiversary on which the rider is terminated upon written request by the owner.

Disability Waiver Rider

Subject to certain conditions, we will waive the Policy’s monthly deductions while the primary insured is disabled. This rider may be purchased if the primary insured’s issue age is 15-55 years of age. We must receive proof at our mailing address that:

☐	the primary insured is totally disabled;

☐	the rider was in force when the primary insured became disabled;

☐	the primary insured became disabled before the Policy anniversary nearest your 60th birthday; and

☐	the primary insured is continuously disabled for at least six months.

We will not waive any deduction that becomes due more than one year before we receive written notice of your claim at our mailing address.

Disability Waiver and Income Rider

This rider has the same benefits as the Disability Waiver Rider, but adds a monthly income benefit for up to 120 months. This rider may be purchased if the primary insured’s issue age is 15-55 years of age. The minimum income amount for this rider is $10. The maximum income amount is the lesser of 0.2% of your specified amount or $300 per month.

Primary Insured Rider (“PIR”) and Primary Insured Rider Plus (“PIR Plus”)

Under the PIR and the PIR Plus, we provide term insurance coverage on a different basis from the coverage in your Policy.

Features of PIR and PIR Plus:	☐	The rider increases the Policy’s death benefit by the rider’s face amount;

	☐	The PIR may be purchased from issue ages 0-85;

	☐	The PIR Plus may be purchased from issue ages 18-85;

	☐	The PIR terminates when the insured turns 95, and the PIR Plus terminates when the insured turns 90;

	☐	The minimum purchase amount for the PIR and PIR Plus is $25,000. There is no maximum purchase amount;

	☐	We do not assess any additional surrender charge for PIR and PIR Plus;

	☐	Generally PIR and PIR Plus coverage costs less than the insurance coverage under the Policy, but has no cash value;

	☐	You may cancel or reduce your rider coverage without decreasing your Policy’s specified amount; and

	☐	You may generally decrease your specified amount without reducing your rider coverage.

Conditions to convert the rider:	☐	Your request must be in writing and sent to our mailing address;

	☐	The primary insured has not reached his/her 70th birthday;

	☐	The new policy is any permanent insurance policy that we currently offer for conversions;

	☐	Subject to the minimum specified amount required for the new policy, the amount of the insurance under the new policy will equal the specified amount in force under the rider as long as it meets the minimum specified amount requirements of a Base Policy; and

	☐	We will base your premium on the primary insured’s rate class under the rider.

Termination of the rider:	The rider will terminate on the earliest of:

	☐	when the insured turns 95 for a PIR, and when the insured turns 90 for a PIR Plus; or

	☐	the date the Policy terminates; or

	☐	the date you fully convert the rider; or

	☐	the Monthiversary on which you terminate the rider by written request.

It may cost you less to reduce your PIR or PIR Plus coverage than to decrease your Policy’s specified amount, because we do not deduct a surrender charge in connection with your PIR or PIR Plus. It may cost you more to keep a higher specified amount under the Base Policy, because the specified amount may have a cost of insurance that is higher than the cost of the same amount of coverage under your PIR or PIR Plus. Any changes to the coverage of this rider may affect your minimum monthly guarantee premium.

You should consult your registered representative to determine if you would benefit from PIR or PIR Plus. We may discontinue offering PIR or PIR Plus at any time. We may also modify the terms of these riders for new policies.

Living Benefit Rider (an Accelerated Death Benefit)

This rider allows us to pay all or a portion of the death benefit once we receive satisfactory proof (at our mailing address) that the insured is ill and has a life expectancy of one year or less. A doctor must certify the insured’s life expectancy.

We will pay a “single-sum benefit” equal to:

☐	the death benefit on the date we pay the single-sum benefit; multiplied by

☐	the election percentage of the death benefit you elect to receive; divided by

☐	1 + i (“i” equals the current yield on 90-day Treasury bills or the Policy loan interest rate, whichever is greater) (“discount factor”); minus

☐	any indebtedness at the time we pay the single-sum benefit, multiplied by the election percentage.

The maximum terminal illness death benefit used to determine the single-sum benefit as defined above is equal to:

☐	the death benefit available under the Policy once we receive satisfactory proof that the insured is ill; plus

☐	the benefit available under any PIR or PIR Plus in force.

☐	A single-sum benefit may not be greater than $500,000.

The election percentage is a percentage that you select. It may not be greater than 100%.

We will not pay a benefit under the rider if the insured’s terminal condition results from self-inflicted injuries that occur during the period specified in your Policy’s suicide provision.

The rider terminates at the earliest of:

☐	the date the Policy terminates;

☐	the date a settlement option takes effect;

☐	the date we pay a single-sum benefit; or

☐	the date you terminate the rider.

We do not assess an administrative charge for this rider; however, we do reduce the single sum benefit by a discount factor to compensate us for expected lost income due to the early payment of the death benefit. This rider may not be available in all states, or its terms may vary depending on a state’s insurance law requirements.

For example, suppose before the owner elects the single sum benefit, a Policy has a $400,000 death benefit and a $10,000 loan balance. Suppose that the current yield on 90-day Treasury bills is 6.00% and the Policy loan interest rate is 3.75%. Because the greater of these is 6%, that is the interest rate that will be used to discount the single sum benefit. The owner elects to accelerate 50% of the death benefit, so the single sum benefit equals $183,679.25, which is [($400,000 x 0.50 / 1.06)—($10,000 x 0.50)]. After the acceleration, the remaining death benefit is $200,000, which is 50% of $400,000, and all Policy values will be reduced by 50%.

The tax consequences of adding this rider to an existing Policy or requesting payment under the rider are uncertain and you should consult a tax advisor before doing so.

Additional Information

Sale of the Policies

Distribution and Principal Underwriting Agreement. Our affiliate, TCI, serves as principal underwriter for the Policies. We have entered into a principal underwriting and distribution agreement with TCI, for the distribution and sale of the Policies, effective May 1, 2007. We reimburse TCI for certain expenses it incurs in order to pay for the distribution of the Policies (e.g., commissions payable to selling firms selling the Policies, as described below.)

Compensation to Broker-Dealers Selling the Policies. The Policies are offered to the public through broker-dealers (“selling firms”) that are licensed under the federal securities laws; the selling firm and/or its affiliates are also licensed under state insurance laws. The selling firms have entered into written selling agreements with us and with TCI as principal underwriter for the Policies. We pay commissions through TCI to the selling firms for their sales of the Policies. A limited number of affiliated and unaffiliated broker-dealers may also be paid commissions and overrides to “wholesale” the Policies, that is, to provide sales support and training to sales representatives at selling firms. We may also provide compensation to a limited number of broker-dealers for providing ongoing service in relation to Policies that have already been purchased.

The selling firms are paid commissions for the promotion and sale of the Policies according to one or more schedules. The amount and timing of commissions may vary depending on the selling agreement. The sales commission paid to broker-dealers during 2007 was, on average 55% of all premiums made during the first Policy year, plus 3% of all premiums made during Policy years 2 – 10. We will pay an additional trail commission of up to 0.30% of the Policy’s subaccount value (excluding the fixed account) on the Policy anniversary if the cash value (minus amounts attributable to loans) equals at least $5,000. Additional sales commissions may also be payable on premiums paid as a result of an increase in specified amount. Some selling firms may be required to return part of first year commissions if the Policy is not continued through the first two Policy years.

To the extent permitted by FINRA rules, Western Reserve, ISI and other affiliated parties may pay (or allow other broker-dealers to provide) promotional incentives or payments in the form of cash or non-cash compensation or reimbursement to some, but not all, selling firms. These arrangements are described further below.

The registered representative who sells you the Policy typically receives a portion of the compensation we (and our affiliates) pay to the selling firms, depending on the agreement between the selling firm and its registered representative and the firm’s internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about the compensation your sales representative, and the selling firm that employs your sales representative, may receive in connection with your purchase of a Policy. Also inquire about any revenue sharing arrangements that we and our affiliates may have with the selling firm, including the conflicts of interests that such arrangements may create.

Special Compensation that We Pay to Affiliated Wholesaling and Selling Firms. Our parent company provides paid-in capital to TCI and pays the cost of TCI’s operating and other expenses, including costs for facilities, legal and accounting services, and other internal administrative functions.

Western Reserve’s two main distribution channels are ISI and WGS, both affiliates, who sell Western Reserve products.

WGS receives a 5% expense allowance on first year variable life target premiums paid for sales of Western Reserve’s variable life insurance products. In addition, WGS indirectly receives a payment of 2% of first year variable life target premiums as a licensing and commission allowance.

Western Reserve underwrites the cost of ISI’s various facilities, third-party services and internal administrative functions, including employee salaries, sales representative training and computer systems, that are provided directly to ISI. These facilities and services are necessary for ISI’s administration and operation, and Western Reserve is compensated by ISI for these expenses based on ISI’s usage. In addition, Western Reserve and other affiliates pay for certain sales expenses of ISI, including the costs of preparing and producing prospectuses and sales promotional materials for the Policy.

Sales representatives and their managers at ISI and WGS may receive directly or indirectly additional cash benefits and non-cash compensation or reimbursements from us or our affiliates. Additional compensation or reimbursement arrangements may include payments in connection with the firm’s conferences or seminars, sales or training programs for invited selling representatives and other employees, seminars for the public, trips (such as travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items, and payments, loans or loan guaranties to assist a firm or representative in connection with systems, operating, marketing and other business expenses. The amounts may be significant and may provide us with increased access to the sales representatives.

In addition, ISI’s managers and/or sales representatives who meet certain productivity standards may be eligible for additional compensation. Sales of the Policies by affiliated selling firms may help sales representatives and/or their managers qualify for certain benefits, and may provide such persons with special incentive to sell our Policies. For example, ISI’s and WGS’s registered representatives, general agents, marketing directors and supervisors may be eligible to participate in a voluntary stock purchase plan that permits participants to purchase stock of AEGON N.V. (Western Reserve’s ultimate parent) by allocating a portion of the commissions they earn to purchase such shares. A portion of the contributions of commissions by ISI’s representatives may be matched by ISI. ISI’s and WGS’s registered representatives may also be eligible to participate in a stock option and award plan. Registered representatives who meet certain production goals will be issued options on the stock of AEGON N.V.

Additional Compensation that We Pay to Selected Selling Firms. We may pay certain selling firms additional cash amounts for “preferred product” treatment of the Policies in their marketing programs in order to receive enhanced marketing services and increased access to their sales representatives. In exchange for providing us with access to their distribution network, such selling firms may receive additional compensation or reimbursement for, among other things, the hiring and training of sales personnel, marketing, sponsoring of conferences and seminars, and/or other services they provide to us and our affiliates. To the extent permitted by applicable law, we and other parties may allow other non-cash incentives and compensation to be paid to these selling firms. These special compensation arrangements are not offered to all selling firms and the terms of such arrangements may differ between selling firms.

Special compensation arrangements are calculated in different ways by different selling firms and may be based on past or anticipated sales of the Policies or other criteria. For instance, Western Reserve made flat fee payments to several selling firms with payments ranging from $2,000 to $15,750 in 2007 for the sales of the Western Reserve’s insurance products.

During 2007, we had entered into “preferred product” arrangements with ISI, WGS, Berthel Fisher & Co Financial Services, H. Beck Inc., First Founders Securities Inc., Harbour Investments Inc., Coordinated Capital Securities, Inc., Trustmont Financial Group, Inc., Packerland Brokerage Services, Inc. and Investors Capital Corp. We paid the following amounts (in addition to sales commissions and expense allowances) to these firms:

Name of Firm	Aggregate Amount Paid During 2007
H. Beck, Inc.	$10,000
Berthel Fisher	$10,000
Investors Capital Corp.	$15,750
First Founders Securities, Inc.	$2,725
Harbour Investments, Inc.	$6,000
Coordinated Capital Securities, Inc.	$2,000
Trustmont Financial Group, Inc.	$2,000
Packerland Brokerage Services, Inc.	$3,000

No specific charge is assessed directly to policyowners or the separate account to cover commissions and other incentives or payments described above. We do intend to recoup commissions and other sales expenses and incentives we pay, however, through fees and charges deducted under the Policy and other corporate revenue.

You should be aware that a selling firm or its sales representatives may receive different compensation or incentives for selling one product over another. In some cases, these payments may create an incentive for the selling firm or its sales representatives to recommend or sell this Policy to you. You may wish to take such payments into account when considering and evaluating any recommendation relating to the Policies.

Legal Proceedings

Western Reserve, like other life insurance companies, is involved in lawsuits, including class action lawsuits. In some lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, at the present time there are no pending or threatened lawsuits that are likely to have a material adverse impact on the separate account, on TCI’s ability to perform under its principal underwriting agreement, or on Western Reserve’s ability to meet its obligations under the Policy.

Financial Statements

The financial statements of Western Reserve and the separate account are included in the SAI.

Performance Data

Rates of Return

The average rates of return in Table 1 reflect each subaccount’s actual historical investment performance, modified to reflect certain of the Policy’s fees and charges. The total return of a subaccount measures performance from the date the subaccount begins investing in the underlying portfolios. When the first subaccount investing in the underlying portfolios has been in operation for 1, 3, 5 and 10 years, the total return for these periods will be provided, adjusted to reflect certain fees and charges for the Policy. We do not show performance for subaccounts in operation for less than six months. This information does not represent or project future investment performance.

The numbers reflect deductions for the annual mortality and expense risk charge (0.90%), investment management fees and direct fund operating expenses.

These rates of return do not reflect other charges that are deducted under the Policy or from the separate account (such as the premium expense charge, monthly deductions or the surrender charge). If these charges were deducted, performance would be significantly lower. These rates of return are not estimates, projections or guarantees of future performance.

We also show below comparable figures for the unmanaged Standard & Poor’s Index of 500 Common Stocks (“S&P 500”), a widely used measure of stock market performance. The S&P 500 does not reflect any deduction for the expenses of operating and managing an investment portfolio.

Table 1

Average Annual Subaccount Total Return

For the Periods Ended on December 31, 2007

Portfolio*	1 Year	3 Years	5 Years	10 Years or Inception	Subaccount Inception Date
WRL Transamerica Asset Allocation – Conservative VP	5.43%	6.03%	9.57%	6.47%	05/01/02
WRL Transamerica Asset Allocation – Growth VP	6.79%	10.83%	14.83%	8.90%	05/01/02
WRL Transamerica Asset Allocation – Moderate Growth VP	6.84%	9.51%	13.24%	8.37%	05/01/02
WRL Transamerica Asset Allocation – Moderate VP	6.99%	7.97%	11.45%	7.49%	05/01/02
WRL Transamerica Balanced VP	12.59%	9.22%	10.13%	7.77%	05/01/02
WRL Transamerica BlackRock Large Cap Value VP†	3.70%	11.36%	15.81%	7.11%	05/01/96
WRL Transamerica Capital Guardian U.S. Equity VP	(1.05)%	4.39%	10.86%	5.37%	05/01/02

WRL Transamerica Capital Guardian Value	(7.12)%	4.61%	12.05%	6.07%	05/01/02
WRL Transamerica Clarion Global Real Estate Securities VP	(7.54)%	13.61%	21.06%	12.18%	05/01/98
WRL Transamerica Convertible Securities VP	17.57%	9.99%	12.83%	9.74%	05/01/02
WRL Transamerica Equity VP† (4)	15.24%	12.77%	16.44%	11.20%	05/01/02
WRL Transamerica Federated Market Opportunity VP†	(1.37)%	1.48%	7.29%	7.28%	03/01/94
WRL Transamerica Growth Opportunities VP	21.98%	13.54%	17.08%	10.28%	05/01/02
WRL Transamerica International Moderate Growth VP	7.72%	N/A	N/A	6.84%	05/01/06
WRL Transamerica JPMorgan Core Bond VP†	5.98%	3.44%	3.45%	4.71%	10/02/86
WRL Transamerica JPMorgan Enhanced Index VP	3.60%	6.68%	11.29%	5.91%	05/01/02
WRL Transamerica JPMorgan Mid Cap Value**	1.91%	8.61%	13.64%	6.95%	07/01/99
WRL Transamerica Legg Mason Partners All CapVP	0.13%	6.67%	11.95%	6.18%	07/01/99
WRL Transamerica MFS High Yield VP	0.94%	3.85%	N/A	6.27%	05/01/03
WRL Transamerica MFS International Equity VP	8.17%	13.86%	15.74%	3.69%	01/02/97
WRL Transamerica Marsico Growth VP	19.32%	10.27%	13.31%	2.17%	07/01/99
WRL Transamerica Money Market VP† (1)	4.09%	3.28%	1.95%	2.67%	10/02/86
WRL Transamerica Munder Net50 VP	15.99%	7.18%	18.37%	1.47%	07/01/99
WRL Transamerica PIMCO Total Return VP	7.97%	4.19%	4.02%	4.53%	05/01/02
WRL Transamerica Small/Mid Cap Value VP	23.62%	17.64%	N/A	18.52%	05/03/04
WRL Transamerica Science & Technology VP	31.56%	10.03%	16.38%	(7.54)%	05/01/00
WRL Transamerica T. Rowe Price Equity Income VP†	2.39%	7.60%	12.25%	3.67%	07/01/99
WRL Transamerica T. Rowe Price Small Cap VP	8.63%	6.93%	13.22%	3.49%	07/01/99
WRL Transamerica Templeton Global VP†	14.21%	12.72%	13.59%	6.59%	03/01/94
WRL Transamerica Third Avenue Value VP	0.29%	10.75%	17.98%	11.56%	01/02/98
WRL Transamerica U.S. Government Securities VP	5.10%	2.91%	2.63%	3.14%	05/01/02
WRL Transamerica Value Balanced VP†	5.76%	8.47%	10.62%	5.30%	01/03/95
WRL Transamerica Van Kampen Mid-Cap Growth VP†	21.43%	12.13%	13.72%	7.27%	03/01/93

Fidelity VIP Contrafund Portfolio***	16.25%	14.07%	16.57%	6.05%	01/03/95
Fidelity Equity-Income Portfolio***	0.36%	7.67%	12.14%	5.46%	10/09/86
Fidelity VIP Growth Opportunities Portfolio***	21.80%	10.98%	13.18%	0.51%	01/03/95
Fidelity VIP Index 500 Portfolio	4.24%	7.31%	N/A	9.01%	11/03/03

ProFund VP Bull	2.62%	N/A	N/A	10.95%	06/12/06
ProFund VP Money Market(1)	2.84%	N/A	N/A	3.00%	06/12/06
ProFund VP NASDAQ 100(2)	16.57%	n/A	n/A	20.30%	06/12/06
ProFund VP Short Small-Cap	3.59%	N/A	N/A	(5.71)%	06/12/06
ProFund VP Small-Cap	(3.09)%	N/A	N/A	5.69%	06/12/06

S&P 500†	3.53%	6.61%	10.79%	4.23%	10/02/86

*	Effective May 1, 2008, several Transamerica Series Trust portfolios were renamed. For a complete list of both the former and new names of each portfolio, please refer to “The Portfolios” section in this prospectus.
**	This portfolio no longer accepts new investments from current or prospective investors.
***	Effective May 1, 2003, this portfolio was no longer available for sale to new investors.
†	Shows ten year performance.
(1)	The current yield more closely reflects the current earnings of the subaccount than the total return. An investment in this subaccount is not insured or guaranteed by the FDIC. While this subaccount’s investment in shares of the underlying portfolio seeks to preserve its value at $1.00 per share, it is possible to lose money by investing in this subaccount.
(2)	Formerly, ProFund VP OTC.

Because the ProFund VP Asia, ProFund VP Basic Materials, ProFund VP Consumer Services, ProFund VP Emerging Markets, ProFund VP Europe 30, ProFund VP Falling US Dollar, ProFund VP Financials, ProFund VP

International, ProFund VP Japan, ProFund VP Mid-Cap, ProFund VP Oil & Gas, ProFund VP Pharmaceuticals, ProFund VP Precious Metals, ProFund Short Emerging Markets, ProFund VP Short International, ProFund VP Short NASDAQ-100 (formerly, ProFund VP Short OTC), ProFund VP Small-Cap Value, ProFund VP Telecommunications, ProFund VP UltraSmall-Cap, ProFund VP U.S. Government Plus, ProFund VP Utilities and Access VP High Yield Fund subaccounts commenced operations on February 28, 2008, and the Transamerica Index 50 VP and Transamerica Index 75 VP subaccounts commenced operations on May 1, 2008, the above Table does not reflect rates of return for these subaccounts.

Some portfolios began operation before their corresponding subaccount. For these portfolios, we have included in Table 2 below adjusted portfolio performance from the portfolio’s inception date. The adjusted portfolio performance is designed to show the performance that would have resulted if the subaccount had been in operation during the time the portfolio was in operation.

Table 2

Adjusted Historical Portfolio Average Annual Total Return

For the Periods Ended on December 31, 2007

Portfolio*	1 Year	3 Years	5 Years	10 Years or Inception	Portfolio Inception Date
Transamerica Asset Allocation – Conservative VP	5.42%	6.03%	9.56%	6.46%	05/01/02
Transamerica Asset Allocation – Growth VP	6.79%	10.81%	14.83%	8.89%	05/01/02
Transamerica Asset Allocation – Moderate Growth VP	6.84%	9.50%	13.23%	8.36%	05/01/02
Transamerica Asset Allocation – Moderate VP	6.98%	7.96%	11.45%	7.47%	05/01/02
Transamerica Balanced VP	12.59%	9.21%	10.12%	7.76%	05/01/02
Transamerica BlackRock Large Cap Value VP†	3.70%	11.35%	15.80%	7.10%	05/01/96
Transamerica Capital Guardian U.S. Equity VP(1)	(1.05)%	4.38%	10.85%	2.79%	10/09/00
Transamerica Capital Guardian Value VP(2)	(7.12)%	4.60%	12.03%	4.62%	05/27/93
Transamerica Clarion Global Real Estate Securities VP	(7.54)%	13.60%	21.02%	12.17%	05/01/98
Transamerica Convertible Securities VP	17.56%	9.98%	12.83%	9.73%	05/01/02
Transamerica Equity VP† (3)	15.24%	12.77%	16.43%	8.85%	12/31/80
Transamerica Federated Market Opportunity VP†	(1.38)%	1.47%	7.29%	7.28%	03/01/94
Transamerica Growth Opportunities VP(4)	21.98%	13.53%	17.08%	11.57%	05/02/01
Transamerica International Moderate Growth VP	7.71%	N/A	N/A	12.35%	05/01/06
Transamerica JPMorgan Core Bond VP†	5.98%	3.43%	3.44%	4.70%	10/02/86
Transamerica JPMorgan Enhanced Index VP(5)	3.60%	6.67%	11.28%	4.11%	06/02/97
Transamerica JPMorgan MidCap Value**	1.90%	8.60%	13.63%	7.42%	05/03/99
Transamerica Legg Mason Partners All CapVP	0.13%	6.66%	11.94%	6.93%	05/03/99
Transamerica MFS High Yield VP	0.93%	3.85%	7.29%	3.61%	06/01/98
Transamerica MFS International Equity VP	8.17%	13.85%	15.73%	3.68%	01/02/97
Transamerica Marsico Growth VP	19.32%	10.27%	13.30%	2.53%	05/03/99
Transamerica Money Market VP† (6)	3.97%	3.24%	1.92%	2.64%	10/02/86
Transamerica Munder Net50 VP	15.99%	7.17%	18.37%	2.21%	05/03/99
Transamerica PIMCO Total Return VP	7.97%	4.18%	4.02%	4.52%	05/01/02
Transamerica Small/Mid Cap Value VP	23.62%	17.63%	28.83%	14.02%	05/04/93
Transamerica Science & Technology VP	31.56%	10.02%	16.36%	(7.55)%	05/01/00
Transamerica T. Rowe Price Equity Income VP† (7)	2.39%	7.58%	12.01%	6.62%	01/03/95
Transamerica T. Rowe Price Small Cap VP	8.62%	6.92%	13.21%	4.76%	05/03/99
Transamerica Templeton Global VP†	14.20%	12.72%	13.58%	6.58%	12/03/92

Transamerica Third Avenue Value VP	0.29%	10.74%	17.97%	11.56%	01/02/98
Transamerica U.S. Government Securities VP(8)	5.10%	2.91%	2.62%	3.56%	05/13/94
Transamerica Value Balanced VP†	5.76%	8.46%	10.62%	5.29%	01/03/95
Transamerica Van Kampen Mid-Cap Growth VP†	21.43%	12.12%	13.71%	7.26%	03/01/93

Fidelity VIP Contrafund Portfolio***	(11.38)%	1.41%	8.62%	5.56%	01/03/95
Fidelity Equity-Income Portfolio***	(9.54)%	1.11%	7.98%	3.51%	10/09/86
Fidelity VIP Growth Opportunities Portfolio***	21.80%	10.97%	13.17%	2.42%	01/03/95
Fidelity VIP Index 500 Portfolio	2.45%	6.69%	11.01%	0.38%	01/12/00

Access VP High Yield Fund	1.43%	N/A	N/A	6.05%	05/02/05

ProFund VP Asia 30	46.46%	33.80%	30.24%	20.79%	05/01/02
ProFund VP Basic Materials	29.56%	11.99%	14.31%	9.34%	05/01/02
ProFund VP Bull	2.62%	5.56%	9.23%	2.76%	05/01/01
ProFund VP Consumer Services	(9.07)%	(1.57)%	5.03%	(1.26)%	05/01/02
ProFund VP Europe 30	13.56%	8.25%	14.42%	1.65%	10/18/99
ProFund VP Financials	(19.85)%	(1.33)%	6.08%	0.69%	01/22/01
ProFund VP Japan	(10.81)%	(2.68)%	2.63%	(3.27)%	05/01/02
ProFund VP Money Market(1)	2.84%	1.08%	0.26%	0.03%	10/29/01
ProFund VP Oil & Gas	31.31%	21.96%	23.02%	11.57%	01/22/01
ProFund VP NASDAQ 100(9)	16.57%	3.26%	10.56%	(5.68)%	01/22/01
ProFund VP Pharmaceuticals	1.40%	2.25%	(0.98)%	(3.46)%	05/01/02
ProFund VP Precious Metals	21.38%	17.01%	11.74%	9.79%	05/01/02
ProFund VP Short NASDAQ 100(10)	(12.35)%	(5.29)%	(14.38)%	(11.23)%	05/01/02
ProFund VP Short Small-Cap	3.59%	(4.51)%	(12.65)%	(14.70)%	09/03/02
ProFund VP Small-Cap	(3.09)%	0.03%	9.77%	4.07%	05/01/01
ProFund VP Small-Cap Value	(8.06)%	(0.44)%	8.62%	1.32%	05/01/02
ProFund VP Telecommunications	7.43%	8.59%	7.61%	(6.36)%	01/22/01
ProFund VP UltraSmall-Cap	(13.97)%	(9.36)%	8.98%	(3.79)%	10/18/99
ProFund VP U.S. Government Plus	9.17%	3.73%	0.77%	3.37%	05/01/02
ProFund VP Utilities	14.77%	14.67%	16.51%	4.08%	01/22/01

S&P 500†	3.53%	6.61%	10.79%	4.23%	10/02/86

*	Effective May 1, 2008, the Transamerica Series Trust portfolios were renamed. For a complete list of both the former and new names of each portfolio, please refer to “The Portfolios” section in this prospectus.
**	This portfolio no longer accepts new investments from current or prospective investors.
***	Effective May 1, 2003, this portfolio was no longer available for sale to new investors.
†	Shows ten year performance.
(1)	The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Capital Guardian U.S. Equity Portfolio of Endeavor Series Trust.
(2)	The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Endeavor Capital Guardian Value Portfolio of Endeavor Series Trust.
(3)	The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth Portfolio of Transamerica Variable Insurance Fund, Inc.
(4)	The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Small Company Portfolio of Transamerica Variable Insurance Fund, Inc.
(5)	The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Endeavor High Yield Portfolio of the Endeavor Series Trust.
(6)	The current yield more closely reflects the current earnings of the subaccount than the total return. An investment in this subaccount is not insured or guaranteed by the FDIC. While this subaccount’s investment in shares of the underlying portfolio seeks to preserve its value at $1.00 per share, it is possible to lose money by investing in this subaccount.
(7)	The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, T. Rowe Price Equity Income Portfolio of the Endeavor Series Trust.
(8)	The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Dreyfus U.S. Government Securities Portfolio of Endeavor Series Trust.
(9)	Formerly, ProFund VP OTC.
(10)	Formerly, ProFund VP Short OTC.

Because the ProFund VP Emerging Markets, ProFund VP Falling U.S. Dollar, ProFund VP International, ProFund VP Mid-Cap, ProFund VP Short Emerging Markets and ProFund VP Short International did not commence operations until September 4, 2007, and the Transamerica Index 50 VP and Transamerica Index 75 VP did not commence operations until May 1, 2008, the above Table does not reflect rates of return for those portfolios.

The annualized yield for the WRL Transamerica Money Market portfolio for the seven days ended December 31, 2007 was 3.49%, and 2.0% for ProFund VP Money Market portfolio.

Additional information regarding the investment performance of the portfolios appears in the fund prospectuses, which accompany this prospectus.

Table of Contents of the Statement of Additional Information
Glossary
The Policy – General Provisions
Ownership Rights
Our Right to Contest the Policy
Suicide Exclusion
Misstatement of Age or Gender
Modifying the Policy
Mixed and Shared Funding
Addition, Deletion, or Substitution of Portfolios
Additional Information
Settlement Options
Additional Information about Western Reserve and the Separate Account
Legal Matters
Variations in Policy Provisions
Personalized Illustrations of Policy Benefits
Sale of the Policies
Report to Owners
Records
Independent Registered Public Accounting Firm
Experts
Financial Statements
Underwriters
Underwriting Standards
IMSA
Performance Data
Other Performance Data in Advertising Sales Literature
Western Reserve’s Published Ratings
Index to Financial Statements
WRL Series Life Account
Western Reserve Life Assurance Co. of Ohio

Glossary

accounts	The options to which you can allocate your money. The accounts include the fixed account and the subaccounts in the separate account.

administrative office

Our administrative office address is P.O. Box 5068, Clearwater, Florida, 33758-5068. Our street address is 570 Carillon Parkway, St. Petersburg, Florida, 33716. Our phone number is 1-800-851-9777; our facsimile numbers are 1-727-299-1648 (for interfund transactions); and 1-727-299-1620 for all other requests. Our administrative office serves as the recipient of all website (www.westernreserve.com), telephonic and facsimile transactions, including, but not limited to transfer requests and premium payments made by wire transfer and through electronic credit and debit transactions (e.g., payments through direct deposit, debit transfers, and forms of e-commerce payments).

Our hours are Monday – Friday from 8:30 a.m. – 7:00 p.m. Eastern time. Please do not send any checks, correspondence or notices to this office; send them to the mailing address.

attained age	The issue age of the person insured, plus the number of completed years since the Policy date (for the initial specified amount) or the date of each increase in specified amount.

Base Policy	The WRL Freedom Elite Builder variable life insurance policy without any supplemental riders.

beneficiary(ies)	The person or persons you select to receive the death benefit from the Policy. You name the primary beneficiary and contingent beneficiaries.

cash value	The sum of your Policy’s value in the subaccounts and the fixed account. If there is a Policy loan outstanding, the cash value includes any amounts held in our fixed account to secure the Policy loan.

death benefit proceeds	The amount we will pay to the beneficiary(ies) on the insured’s death. We will reduce the death benefit proceeds by the amount of any outstanding loan amount, including any accrued loan interest, and any due and unpaid monthly deductions.

decrease charge	Surrender charge that may be imposed upon a decrease in specified amount during the first 15 Policy years (or during the 15 years subsequent to an increase in specified amount).

fixed account	An option to which you may allocate net premiums and cash value. We guarantee that any amounts you allocate to the fixed account will earn interest at a declared rate. The fixed account is part of our general account. The fixed account is not available to you if your Policy was issued in the State of New Jersey.

free-look period	The period during which you may return the Policy and receive a refund as described in the prospectus. The length of the free-look period varies by state. The free-look period is listed in the Policy.

funds	Investment companies which are registered with the U.S. Securities and Exchange Commission. The Policy allows you to invest in the portfolios of the funds through our subaccounts. We reserve the right to add other registered investment companies to the Policy in the future.

in force	While coverage under the Policy is active and the insured’s life remains insured.

initial premium	The amount you must pay before insurance coverage begins under the Policy. The initial premium is shown on the schedule page of your Policy.

insured	The person whose life is insured by the Policy.

issue age	The insured’s age on his or her birthday nearest to the Policy date. When you increase the Base Policy’s specified amount of insurance coverage, the issue age for the new segment of specified amount coverage is the insured’s age on his or her birthday nearest the date that the increase in specified amount takes effect. This age may be different from the attained age on other segments of specified amount coverage.

lapse	When life insurance coverage ends because you do not have enough cash value in the Policy to pay the monthly deductions, the surrender charge and any outstanding loan amount, including accrued loan interest, and you have not made a sufficient payment by the end of a grace period.

loan reserve account	A part of the fixed account to which amounts are transferred as collateral for Policy loans.

mailing address	Our mailing address is 4333 Edgewood Road, N.E., Cedar Rapids, Iowa, 52499. All premium payments and loan repayments made by check, correspondence and notices must be sent to this address.

maturity date	The Policy anniversary nearest the insured’s 100th birthday if the insured is living and the Policy is still in force. It is the date when life insurance coverage under this Policy ends. You may continue coverage, at your option, under the Policy’s extended maturity date benefit provision.

minimum monthly guarantee premium

The amount shown on your Policy schedule page that we use during the no lapse period to determine whether a grace period will begin. We will adjust the minimum monthly guarantee premium if you change death benefit options, increase or decrease the specified amount, or add, terminate, increase or decrease a rider, and you may need to pay additional premiums in order to keep the no lapse guarantee in place. A grace period will begin whenever your net surrender value is not enough to meet monthly deductions and the no lapse period guarantee is no longer in effect.

Monthiversary	This is the day of each month when we determine Policy charges and deduct them from cash value. It is the same date each month as the Policy date. If there is no valuation date in the calendar month that coincides with the Policy date, the Monthiversary is the next valuation date.

monthly deductions	The monthly Policy charge, plus the monthly cost of insurance, plus the monthly charge for any riders added to your Policy, plus, if any, the decrease charge incurred as a result of a decrease in your specified amount.

mortality and expense risk charge	This charge is a daily deduction from each subaccount that is taken before determining the unit value of that subaccount.

net premium	The part of your premium that we allocate to the fixed account or the subaccounts. The net premium is equal to the premium you paid minus the premium expense charge and the premium collection charge.

net surrender value	The amount we will pay you if you surrender the Policy while it is in force. The net surrender value on the date you surrender is equal to: the cash value minus any surrender charge, and minus any outstanding loan amount and accrued loan interest.

no lapse date	For a Policy issued to any insured ages 0-60, the no lapse date is the lesser of the anniversary on which the insured’s attained age is 65 or the 20th Policy anniversary. For a Policy issued to an insured ages 61-85, the no lapse date is the fifth Policy anniversary. The no lapse date is specified in your Policy.

no lapse period	The period of time between the Policy date and the no lapse date during which the Policy will not lapse if certain conditions are met.

NYSE	The New York Stock Exchange.

planned periodic premium	A premium payment you make in a level amount at a fixed interval over a specified period of time.

Policy date	The date when our underwriting process is complete, full life insurance coverage goes into effect, the initial premium payment has been received, and we begin to make the monthly deductions. The Policy date is shown on the schedule page of your Policy. If you request, we may backdate a Policy by assigning a Policy date earlier than the date the Policy is issued. We measure Policy months, years, and anniversaries from the Policy date.

portfolio	One of the separate investment portfolios of a fund.

premium expense charge	The charge that is deducted from each premium payment before determining the net premium that will be credited to the cash value.

premiums	All payments you make under the Policy other than loan repayments.

reallocation account	That portion of the fixed account where we hold the net premium(s) from the record date until the reallocation date.

reallocation date	The date we reallocate all cash value held in the reallocation account to the fixed account and subaccounts you selected on your application. We place your net premium in the reallocation account (or as otherwise mandated by state law) only if your state requires us to return the full premium in the event you exercise your free-look right. In those states the reallocation date is the record date plus fifteen days. In all other states, the reallocation date is the Policy date.

record date	The date we record your Policy on our books as an in force Policy. The record date is generally the Policy date, unless the Policy is backdated.

separate account	The WRL Series Life Account. It is a separate investment account that is divided into subaccounts. We established the separate account to receive and invest net premiums under the Policy and other variable life insurance policies we issue.

specified amount	The minimum death benefit we will pay under the Policy provided the Policy is in force. The initial specified amount of life insurance that you have selected is shown on the Base Policy’s schedule page that you receive when the Policy is issued. The specified amount in force is the initial specified amount, adjusted for any increases or decreases in the Base Policy’s specified amount. Other events such as a request to increase or decrease the specified amount, change in death benefit option or a cash withdrawal (if you choose Option A death benefit) may also affect the specified amount in force.

subaccount	A subdivision of the separate account that invests exclusively in shares of one investment portfolio of a fund.

surrender charge	If, during the first 15 Policy years (or during the 15 year period subsequent to an increase in specified amount), you fully surrender the Policy, we will deduct a surrender charge from your cash value.

termination	When the insured’s life is no longer insured under the Policy or any rider, and the Policy or any rider is no longer in force.

valuation date	Each day the New York Stock Exchange is open for trading. Western Reserve is open for business whenever the New York Stock Exchange is open.

valuation period	The period of time over which we determine the change in the value of the subaccounts. Each valuation period begins at the close of normal trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time on each valuation date) and ends at the close of normal trading of the New York Stock Exchange on the next valuation date.

we, us, our (Western Reserve)	Western Reserve Life Assurance Co. of Ohio.

written notice	The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be complete, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine we need to take the action you request, and (3) be received at our mailing address.

you, your (owner or policyowner)	The person entitled to exercise all rights as owner under the Policy.

Appendix A

Surrender Charge Per Thousand of Specified Amount Segment

(Based on the gender and rate class of the insured)

Issue Age	Male Ultimate Select/ Select	Male Ultimate Standard/ Standard	Male/ Female Juvenile	Female Ultimate Select/ Select	Female Ultimate Standard/ Standard
0	N/A	N/A	11.76	N/A	N/A
1	N/A	N/A	8.16	N/A	N/A
2	N/A	N/A	8.16	N/A	N/A
3	N/A	N/A	7.92	N/A	N/A
4	N/A	N/A	7.68	N/A	N/A
5	N/A	N/A	7.68	N/A	N/A
6	N/A	N/A	7.68	N/A	N/A
7	N/A	N/A	7.68	N/A	N/A
8	N/A	N/A	7.68	N/A	N/A
9	N/A	N/A	7.68	N/A	N/A
10	N/A	N/A	7.68	N/A	N/A
11	N/A	N/A	7.68	N/A	N/A
12	N/A	N/A	7.68	N/A	N/A
13	N/A	N/A	7.92	N/A	N/A
14	N/A	N/A	8.16	N/A	N/A
15	N/A	N/A	8.40	N/A	N/A
16	N/A	N/A	8.52	N/A	N/A
17	N/A	N/A	8.88	N/A	N/A
18	8.72	9.20		8.72	9.20
19	8.84	9.32		8.84	9.32
20	8.96	9.44		8.96	9.44
21	9.16	9.88		9.16	9.64
22	9.32	10.04		9.32	9.80
23	9.52	10.24		9.52	10.00
24	9.68	10.40		9.68	10.40
25	9.88	10.84		9.88	10.60
26	10.56	11.28		10.32	11.04
27	11.00	11.72		10.76	11.48
28	11.40	12.12		11.16	12.12
29	12.08	12.80		11.84	12.56
30	12.52	13.24		12.28	13.00
31	13.04	14.00		12.80	13.52
32	13.76	14.48		13.52	14.24
33	14.28	15.24		14.04	14.76
34	14.76	15.96		14.52	15.48
35	15.52	16.48		15.28	16.00
36	16.20	17.40		15.96	16.92
37	17.20	18.40		16.72	17.92
38	18.12	19.56		17.64	18.60
39	19.08	20.76		18.36	19.56

Issue Age	Male Ultimate Select/ Select	Male Ultimate Standard/ Standard	Female Ultimate Select/ Select	Female Ultimate Standard/ Standard
40	20.28	21.96	19.32	20.52
41	21.64	23.56	20.68	22.12
42	23.08	25.24	22.12	23.80
43	24.44	27.08	23.15	25.40
44	26.04	29.16	23.86	26.96
45	27.44	31.04	24.59	27.83
46	28.72	32.80	25.38	28.76
47	29.84	34.56	26.22	29.73
48	31.00	36.32	27.11	30.75
49	32.24	38.32	28.04	31.84
50	33.56	40.56	29.05	32.99
51	34.98	42.56	30.11	34.20
52	36.49	45.24	31.24	35.48
53	38.10	47.68	32.45	36.84
54	39.83	50.84	33.72	38.28
55	41.68	53.28	35.09	39.79
56	43.63	55.79	36.54	41.39
57	45.74	57.00	38.08	43.06
58	47.98	57.00	39.74	44.88
59	50.38	57.00	41.54	46.85
60	52.97	57.00	43.47	48.97
61	55.74	57.00	45.57	51.26
62	57.00	57.00	47.82	53.73
63	57.00	57.00	50.26	56.41
64	57.00	57.00	52.88	57.00
65	57.00	57.00	55.68	57.00
66 and over	57.00	57.00	57.00	57.00

Appendix B

Illustrations

The following illustrations show how certain values under a sample Policy would change with different rates of fictional investment performance over an extended period of time. In particular, the illustrations show how the death benefit, cash value, and net surrender value under a Policy issued to an insured of a given age, would change over time if the premiums indicated were paid and the return on the assets in the subaccounts were a uniform gross annual rate (before any expenses) of 0%, 6% or 10%. The tables illustrate Policy value that would result based on assumptions that you pay the premiums indicated, you do not change your specified amount, and you do not take any cash withdrawals or Policy loans. The values under the Policy will be different from those shown even if the returns averaged 0%, 6% or 10%, but fluctuated over and under those averages throughout the years shown.

We based the illustration on page 81 on a Policy for an insured who is a 31 year old male in the Ultimate Select rate class (the “representative insured”), annual premium paid on the first day of each Policy year of $600, a $100,000 initial specified amount and death benefit Option A. The illustration on that page also assumes cost of insurance charges based on our current cost of insurance rates.

The illustration for the representative insured on page 82 is based on the same factors as those on page 81, except the cost of insurance charges are based on the guaranteed cost of insurance rates and expenses (based on the 1980 Commissioners Standard Ordinary Mortality Table).

The amounts shown in the illustrations for the death benefits, cash values and net surrender values take into account the amount and timing of all Policy, subaccount and portfolio fees assessed under the Policy. The current illustration reflects the current charges for the Policy and the guaranteed illustration reflects the guaranteed charges for a Policy. These fees are:

(1)

the daily charge for assuming mortality and expense risks assessed against each subaccount. This charge is equivalent to an annual charge of 0.90% of the average net assets of the subaccounts during the first 15 Policy years (we guarantee to reduce this charge to 0.60% after the first 15 Policy years). We may reduce this charge to 0.30% in the 16th Policy year, but we do not guarantee that we will do so, and we reserve the right to maintain this charge at the 0.60% level after the 15th Policy year;

(2)	estimated daily expenses equivalent to an effective arithmetic average annual expense level of 1.19% of the portfolios’ gross average daily net assets. The 1.19% gross average portfolio expense level assumes an equal allocation of amounts among the 62 subaccounts available to new investors. We used annualized actual audited expenses incurred during 2007 for the portfolios to calculate the gross average annual expense level; and

(3)	the premium expense charge (6.0% of all premium payments during the first ten Policy years on Policies with a specified amount in force of less than $250,000 and 4% on Policies with a specified amount in force of $250,000 - $499,999, and 2.5% of all premiums paid thereafter on Policies with a specified amount less than $500,000) and cash value charges using the current monthly Policy charge.

The hypothetical returns shown in the tables are provided only to illustrate the mechanics of a hypothetical policy and do not represent past or future investment rates of return. Tax charges that may be attributable to the separate account are not reflected because we are not currently making such charges. If tax charges are deducted in the future, the separate account would have to earn a sufficient amount in excess of 0%, 6% or 10% or cover any tax charges to produce after tax returns of 0%, 6% or 10%. Your actual rates of return for a particular Policy likely will be more or less than the hypothetical investment rates of return. The actual return on your cash value will depend on factors such as the amounts you allocate to particular portfolios, the amounts deducted for the Policy’s monthly charges and other charges, the portfolios’ expense ratios, and your loan and withdrawal history, in addition to the actual investment experience of the portfolios.

We will furnish the owner, upon request, a personalized illustration reflecting the proposed insured’s age, gender, risk classification and desired Policy features. Contact your registered representative or our administrative office. (See prospectus back cover – Inquiries.)

WRL FREEDOM ELITE BUILDER

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

HYPOTHETICAL ILLUSTRATIONS

MALE ISSUE AGE 31

Specified Amount	$100,000	Ultimate Select Class
Annual Premium	$600	Option Type A

Using Current Cost of Insurance Rates

	DEATH BENEFIT Assuming Hypothetical Gross and Net Annual Investment Return of			CASH VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -1.19 (Net)	6% (Gross) 4.81% (Net)	10% (Gross) 8.81% (Net)	0% (Gross) -1.19 (Net)	6% (Gross) 4.81% (Net)	10% (Gross) 8.81% (Net)
1	100,000	100,000	100,000	352	379	397
2	100,000	100,000	100,000	693	770	823
3	100,000	100,000	100,000	1,026	1,175	1,281
4	100,000	100,000	100,000	1,351	1,595	1,775
5	100,000	100,000	100,000	1,666	2,027	2,304
6	100,000	100,000	100,000	1,970	2,473	2,871
7	100,000	100,000	100,000	2,263	2,932	3,479
8	100,000	100,000	100,000	2,546	3,404	4,131
9	100,000	100,000	100,000	2,811	3,884	4,823
10	100,000	100,000	100,000	3,059	4,371	5,559
15	100,000	100,000	100,000	4,045	6,933	10,051
20	100,000	100,000	100,000	4,518	9,723	16,496
25	100,000	100,000	100,000	4,951	13,250	26,355
30 (Age 61)	100,000	100,000	100,000	4,754	17,115	40,945
35 (Age 66)	100,000	100,000	100,000	3,697	21,210	62,898
40 (Age 71)	100,000	100,000	111,105	1,266	25,204	96,613
45 (Age 76)	*	100,000	155,268	*	28,862	147,874
50 (Age 81)	*	100,000	236,011	*	31,232	224,773
55 (Age 86)	*	100,000	356,049	*	30,461	339,094
60 (Age 91)	*	100,000	533,503	*	23,045	508,098
65 (Age 96)	*	100,000	763,993	*	4,027	763,993
69 (Age 100)	*	*	1,061,774	*	*	1,061,774

	NET SURRENDER VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -1.19 (Net)	6% (Gross) 4.81% (Net)	10% (Gross) 8.81% (Net)	End of Policy Year	0% (Gross) -1.19 (Net)	6% (Gross) 4.81% (Net)	10% (Gross) 8.81% (Net)
1	—	—	—	20	4,518	9,723	16,496
2	—	—	—	25	4,951	13,250	26,355
3	—	—	—	30 (Age 61)	4,754	17,115	40,945
4	47	291	471	35 (Age 66)	3,697	21,210	62,898
5	362	723	1,000	40 (Age 71)	1,266	25,204	96,613
6	797	1,300	1,698	45 (Age 76)	*	28,862	147,874
7	1,220	1,889	2,436	50 (Age 81)	*	31,232	224,773
8	1,633	2,491	3,218	55 (Age 86)	*	30,461	339,094
9	2,029	3,102	4,041	60 (Age 91)	*	23,045	508,098
10	2,407	3,719	4,907	65 (Age 96)	*	4,027	763,993
15	4,045	6,933	10,051	69 (Age 100)	*	*	1,061,774

*	In the absence of an additional payment, the Policy would lapse.

WRL FREEDOM ELITE BUILDER

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

HYPOTHETICAL ILLUSTRATIONS

MALE ISSUE AGE 31

Specified Amount	$100,000	Ultimate Select Class
Annual Premium	$600	Option Type A

Using Guaranteed Cost of Insurance Rates

	DEATH BENEFIT Assuming Hypothetical Gross and Net Annual Investment Return of			CASH VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -1.19 (Net)	6% (Gross) 4.81% (Net)	10% (Gross) 8.81% (Net)	0% (Gross) -1.19 (Net)	6% (Gross) 4.81% (Net)	10% (Gross) 8.81% (Net)
1	100,000	100,000	100,000	322	348	366
2	100,000	100,000	100,000	632	704	755
3	100,000	100,000	100,000	930	1,070	1,170
4	100,000	100,000	100,000	1,218	1,445	1,613
5	100,000	100,000	100,000	1,491	1,827	2,083
6	100,000	100,000	100,000	1,752	2,216	2,584
7	100,000	100,000	100,000	1,998	2,611	3,114
8	100,000	100,000	100,000	2,227	3,009	3,675
9	100,000	100,000	100,000	2,438	3,411	4,267
10	100,000	100,000	100,000	2,631	3,814	4,893
15	100,000	100,000	100,000	3,370	5,919	8,698
20	100,000	100,000	100,000	3,480	7,932	13,814
25	100,000	100,000	100,000	2,514	9,304	20,419
30 (Age 61)	*	100,000	100,000	*	9,014	28,683
35 (Age 66)	*	100,000	100,000	*	5,103	38,831
40 (Age 71)	*	*	100,000	*	*	51,271
45 (Age 76)	*	*	100,000	*	*	67,452
50 (Age 81)	*	*	100,000	*	*	93,441
55 (Age 86)	*	*	144,563	*	*	137,679
60 (Age 91)	*	*	208,208	*	*	198,294
65 (Age 96)	*	*	290,727	*	*	290,727
69 (Age 100)	*	*	401,052	*	*	401,052

	NET SURRENDER VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -1.19 (Net)	6% (Gross) 4.81% (Net)	10% (Gross) 8.81% (Net)	End of Policy Year	0% (Gross) -1.19 (Net)	6% (Gross) 4.81% (Net)	10% (Gross) 8.81% (Net)
1	—	—	—	20	3,480	7,932	13,814
2	—	—	—	25	2,514	9,304	20,419
3	—	—	—	30 (Age 61)	*	9,014	28,683
4	—	141	309	35 (Age 66)	*	5,103	38,831
5	187	523	779	40 (Age 71)	*	*	51,271
6	579	1,042	1,410	45 (Age 76)	*	*	67,452
7	954	1,567	2,071	50 (Age 81)	*	*	93,441
8	1,314	2,097	2,762	55 (Age 86)	*	*	137,679
9	1,655	2,628	3,485	60 (Age 91)	*	*	198,294
10	1,979	3,162	4,241	65 (Age 96)	*	*	290,727
15	3,370	5,919	8,698	69 (Age 100)	*	*	401,052

*	In the absence of an additional payment, the Policy would lapse.

Prospectus Back Cover

Personalized Illustrations of Policy Benefits

In order to help you understand how your Policy values could vary over time under different sets of assumptions, we will provide you, without charge and upon request, with certain personalized hypothetical illustrations showing the death benefit, net surrender value and cash value. These hypothetical illustrations will be based on the age and insurance risk characteristics of the insured persons under your Policy and such factors as the specified amount band, death benefit option, premium payment amounts, and hypothetical rates of return (within limits) that you request. The illustrations are not a representation or guarantee of investment returns or cash value.

Inquiries

To learn more about the Policy, you should read the SAI dated the same date as this prospectus. The SAI has been filed with the SEC and is incorporated herein by reference. The table of contents of the SAI is included near the end of this prospectus.

For a free copy of the SAI, for other information about the Policy, and to obtain personalized illustrations, please contact your agent, or our administrative office at:

Western Reserve Life

570 Carillon Parkway

St. Petersburg, Florida 33716

1-800-851-9777

Facsimile: 1-727-299-1620 (for interfund transfers – 1-727-299-1648)

(Monday - Friday from 8:30 a.m. - 7:00 p.m. Eastern time)

www.westernreserve.com

More information about the Registrant (including the SAI) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the operation of the Public Reference Room, please contact the SEC at 202-551-8090. You may also obtain copies of reports and other information about the Registrant on the SEC’s website at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, D.C. 20549. The Registrant’s file numbers are listed below.

TCI serves as the principal underwriter for the Policies. More information about TCI is available at http://www.finra.com or by calling 1-800-289-9999. You also can obtain an investor brochure from the Financial Regulatory Authority (“FINRA”) (formerly, NASD) describing its Public Disclosure Program.

SEC File No. 333-58322/811-4420